UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21213
Nuveen
AMT-Free
Quality Municipal Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(312) 917-7700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2022
Form
N-CSR
is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule
30e-1
under the Investment Company Act of 1940 (17 CFR
270.30e-1).
The Commission may use the information provided on Form
N-CSR
in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form
N-CSR,
and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR
unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Closed-End	31 October
Funds	2022

Nuveen Municipal Closed-End Funds

NAD	Nuveen Quality Municipal Income Fund
NEA	Nuveen AMT-Free Quality Municipal Income Fund

Annual Report

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Table of Contents

Chair’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Fund Leverage	8
Common Share Information	10
Performance Overview and Holding Summaries	12
Shareholder Meeting Report	16
Report of Independent Registered Public Accounting Firm	17
Portfolios of Investments	18
Statement of Assets and Liabilities	113
Statement of Operations	114
Statement of Changes in Net Assets	115
Statement of Cash Flows	116
Financial Highlights	118
Notes to Financial Statements	121
Shareholder Update	135
Important Tax Information	154
Additional Fund Information	155
Glossary of Terms Used in this Report	156
Annual Investment Management Agreement Approval Process	158
Board Members & Officers	168

Chair’s Letter

to Shareholders
Dear Shareholders,
With more economic indicators pointing to a broadening contraction across the world’s economies, the conversation has shifted from debating whether a global recession would happen to considering by how much and for how long. Higher than expected inflation has made the outcome more unpredictable, as it has dampened consumer sentiment, pushed central banks into raising interest rates more aggressively and contributed to considerable turbulence in the markets this year.
Inflation has surged partially due to pandemic-related supply chain bottlenecks, exacerbated by Russia’s war in Ukraine and recurring lockdowns across China to contain a large-scale COVID-19 outbreak. This has necessitated increasingly forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who have signaled their intentions to slow inflation while tolerating materially slower economic growth and some softening in the labor market. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared more than two years ago. Larger increases of 0.50% in May, four increases of 0.75% during the summer and fall, and another 0.50% hike in December 2022 followed, bringing the target fed funds rate to a range of 4.25% to 4.50%. Additional rate hikes are expected in 2023, as Fed officials closely monitor inflation data along with other economic measures and will modify their rate setting policy based upon these factors. After contracting in the first half of 2022, U.S. gross domestic product resumed positive growth in the third quarter, according to the government’s estimates. The recent strength was largely attributed to a narrowing in the trade deficit while consumer and business activity has remained slower in part due to higher prices and borrowing costs. The sharp increase in the U.S. dollar’s value relative to other currencies in 2022 has added further uncertainty to the economic outlook. However, the still strong labor market suggests not all areas of the economy are weakening in unison.
While markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth

Chair of the Board

December 22, 2022

Portfolio Managers’ Comments
Nuveen Quality Municipal Income Fund (NAD)
Nuveen AMT-Free Quality Municipal Income Fund (NEA)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Christopher L. Drahn, CFA, manages the Nuveen Quality Municipal Income Fund (NAD) and the Nuveen AMT-Free Quality Municipal Income Fund (NEA).
Here the portfolio manager discusses U.S. economic and municipal market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended October 31, 2022. For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
What factors affected the U.S. economy and municipal bond markets during the twelve-month reporting period ended October 31, 2022?
After recovering from the pandemic in 2021, the U.S. economy weakened in 2022. Overall, 2021 gross domestic product (GDP) grew by 5.7% as the economy reopened with the help of $5.3 trillion in crisis-related aid from the federal government, low borrowing rates for businesses and individuals, an increase in COVID-19 vaccinations and improved treatments for COVID-19. However, in early 2022, China’s COVID-19 lockdown and the Russia-Ukraine war worsened existing pandemic-related supply chain disruptions. Inflation increased more than expected over much of 2022, putting pressure on global central banks to respond with more aggressive measures.
The U.S. Federal Reserve (Fed) began an interest rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared more than two years ago. Larger increases of 0.50% in May 2022, three increases of 0.75% during the summer and fall, and additional hikes of 0.75% in November 2022 and 0.50% in December 2022 (subsequent to the end of the reporting period) followed, bringing the target fed funds rate to a range of 4.25% to 4.50%. Volatility increased as markets considered whether the Fed could cool inflation without causing a recession. Additionally, the U.S. dollar appreciated significantly relative to major world currencies, accelerating in March 2022, serving as a headwind to the profits of international companies and U.S. domestic companies with overseas earnings. The dollar’s appreciation was driven in part by the Fed’s increasingly

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
forceful response to inflation compared with other central banks, the relatively better prospects of the U.S. economy and “safe-haven” flows from investors uncertain about geopolitical and global economic conditions. In September 2022, global currency and bond markets sold off sharply on concerns about the U.K.’s new fiscal spending plan, but recovered in October 2022 after the plan was mostly withdrawn and a new prime minster was announced.
By mid-year 2022, inflation and higher borrowing costs appeared to be dampening consumer confidence and consumer spending. U.S. GDP contracted in the first half of 2022, falling by an annual rate of 1.6% and 0.6% in the first and second quarters of 2022, respectively, according to the U.S. Bureau of Economic Analysis. However, the labor market, another key gauge of the economy’s health, has remained resilient. By July 2022, the economy had recovered the 22 million jobs lost since the beginning of the pandemic, and as of October 2022, the unemployment rate remained near its pre-pandemic low at 3.7%. U.S. GDP returned to expansion in the third quarter of 2022, growing by 2.9% (annualized) according to the government’s second estimate, but the gains were primarily related to trade balance adjustments.
The broad municipal bond market declined over the twelve-month reporting period, primarily driven by interest rate and economic uncertainty. Municipal yields rose across the maturity spectrum, with a greater increase at the shorter end of the curve as markets priced in a more aggressive pace of monetary tightening to combat persistently high inflation. Although the yield curve flattened overall, shorter maturities still outperformed longer maturities. In response to the rising interest rate environment and heightened market volatility, dealers reduced their inventories, and investors increased redemptions from traditional municipal bond mutual funds. For much of the reporting period, credit spreads were generally stable given relatively strong municipal fundamentals, although there was some widening as the market sell-off continued.
What key strategies were used to manage the Funds during the twelve-month reporting period ended October 31, 2022?
Each Fund’s investment objective is to provide current income exempt from regular federal income tax, and in the case of NEA the alternative minimum tax (“AMT”) applicable to individuals. Both Funds invest primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.
During the reporting period, the Funds’ trading activity remained focused on pursuing the Funds’ investment objectives. The rising yield environment during this reporting period was favorable for the Funds to reset embedded yields higher in their portfolios, primarily by executing on tax-loss swap opportunities. This strategy involves selling depreciated bonds with lower embedded yields to reinvest in similarly structured, higher income-producing bonds to support the Funds’ income earnings and capture tax efficiencies.
In addition, after reducing lower-coupon structures early in the reporting period, the Funds paused actively trimming them as the market sell-off progressed and these structures appeared to have improved prospects.
The Funds were active in managing their leverage levels during the period. Please see the Notes to Financial Statements for additional details. As of October 31, 2022, the Funds continued to use inverse floating rate securities. The Funds employ inverse floating rate securities, which are the residual interest in a tender option bond (TOB) trust, and are sometimes referred to as “inverse floaters,” for a variety of reasons, including duration management and income and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended October 31, 2022?
For the twelve-month reporting period ended October 31, 2022, the Funds underperformed the NAD and NEA Blended Benchmarks. For the purposes of this Performance Commentary, references to relative performance are in comparison to the NAD and NEA Blended Benchmarks, which are both a blended return consisting of: (1) 80% S&P Municipal Bond Investment Grade Index and (2) 20% S&P Municipal Bond High Yield Index.

The Funds’ use of leverage through their issuance of preferred shares, reverse repurchase agreements and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds, detracted significantly from relative performance during the reporting period. However, the Funds’ use of leverage was accretive to overall common share income. Leverage is discussed in more detail in the Fund Leverage section of this report.
The Funds’ longer-duration positioning relative to their respective benchmark indexes was another primary detractor from relative performance. The negative impact came from the Funds’ overweight allocations to longer-duration bonds, which underperformed in the rising rate environment, and their corresponding underweights to shorter-duration bonds, which outperformed. Widening credit spreads were unfavorable for the Funds’ overweight allocations to lower rated, higher yielding bonds, which moderately dampened relative performance.
Partially offsetting the Funds’ relative underperformance were positive contributions from security selection, as well as from an overweight to the outperforming pre-refunded sector and an underweight to the underperforming industrial development revenue (IDR) bond sector.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
The Funds’ use of leverage significantly detracted from relative performance during the reporting period. However, the Funds’ use of leverage was accretive to overall common share income.
As of October 31, 2022, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAD**	NEA**
Effective Leverage*	42.56%	43.07%
Regulatory Leverage*	40.86%	41.33%

*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings and reverse repurchase agreements are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.
**	Percentages do not include preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities.

THE FUNDS’ REGULATORY LEVERAGE
As of October 31, 2022, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

	Variable Rate	Variable Rate
	Preferred*	Remarketed Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAD***	$1,406,500,000	$ 504,300,000	$1,910,800,000
NEA***	$ 693,000,000	$1,728,300,000	$2,421,300,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 – Fund Shares for further details.
***	Amounts do not include preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities.
Refer to Notes to Financial Statements, Note 5 — Fund Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of October 31, 2022. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAD	NEA
November 2021	0.0595	$0.0585
December	0.0595	0.0585
January	0.0595	0.0585
February	0.0595	0.0585
March	0.0595	0.0585
April	0.0595	0.0525
May	0.0595	0.0525
June	0.0595	0.0525
July	0.0540	0.0525
August	0.0540	0.0525
September	0.0540	0.0525
October 2022	0.0465	0.0445
Total Distributions from Net Investment Income	$0.6845	$0.6520

Yields
Market Yield*	5.25%	5.17%
Taxable-Equivalent Yield*	8.86%	8.72%

*	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 40.8%. Your actual federal income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was not exempt from federal income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-endfunds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
During August 2022, the Funds’ Board of Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of October 31, 2022 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NAD	NEA
Common shares cumulatively repurchased and retired	17,900	75,000
Common shares authorized for repurchase	23,340,000	29,900,000

OTHER COMMON SHARE INFORMATION
As of October 31, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NAD	NEA
Common share NAV	$11.85	$11.49
Common share price	$10.63	$10.32
Premium/(Discount) to NAV	(10.30)%	(10.18)%
Average premium/(discount) to NAV	(6.18)%	(6.80)%

NAD	Nuveen Quality Municipal Income Fund
Performance Overview and Holding Summaries as of October 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NAD at Common Share NAV	(22.79)%	(0.81)%	1.98%
NAD at Common Share Price	(28.38)%	(0.45)%	1.52%
S&P Municipal Bond Index	(11.36)%	0.50%	1.77%
NAD Blended Benchmark	(11.99)%	0.74%	1.87%

* For purposes of Fund performance, relative results are measured against the NAD Blended Benchmark. The Fund’s Blended Benchmark consists of: the S&P Municipal Bond Index through 9/11/16 and thereafter 1) 80% S&P Municipal Bond Investment Grade Index and 2) 20% S&P Municipal Bond High Yield Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	170.4%
Investment Companies	0.0%
Variable Rate Senior Loan Interests	0.0%
Other Assets Less Liabilities	4.0%

Net Assets Plus Borrowings, Floating Rate
Obligations, AMTP Shares, net of deferred
offering costs, MFP Shares, net of deferred
offering costs & VRDP Shares, net of
deferred offering costs	174.4%
Borrowings	(1.9)%
Floating Rate Obligations	(3.5)%
AMTP Shares, net of deferred
offering costs	(26.3)%
MFP Shares, net of deferred
offering costs	(24.5)%
VRDP Shares, net of deferred
offering costs	(18.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments exposure)
U.S. Guaranteed	10.6%
AAA	1.8%
AA	19.0%
A	38.4%
BBB	16.5%
BB or Lower	6.1%
N/R (not rated)	7.6%
N/A (not applicable)	0.0%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	26.9%
Health Care	18.2%
Tax Obligation/Limited	15.0%
U.S. Guaranteed	10.4%
Tax Obligation/General	9.4%
Utilities	9.3%
Education and Civic Organizations	4.8%
Investment Companies	0.0%
Variable Rate Senior Loan Interests	0.0%
Other	6.0%
Total	100%

States and Territories 1
(% of total municipal bonds)
Texas	10.8%
Illinois	9.6%
California	7.7%
Colorado	7.0%
Maryland	6.2%
New York	5.8%
Florida	5.3%
Pennsylvania	3.7%
Ohio	3.2%
Missouri	3.2%
New Jersey	3.1%
South Carolina	2.6%
Washington	2.2%
Louisiana	2.2%
Michigan	2.0%
Oregon	1.9%
Arizona	1.8%
Wisconsin	1.7%
Minnesota	1.6%
Other	18.4%
Total	100%

1
See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

NEA	Nuveen AMT-Free Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of October 31, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of October 31, 2022*

		Average Annual
	1-Year	5-Year	10-Year
NEA at Common Share NAV	(23.31)%	(0.97)%	1.91%
NEA at Common Share Price	(28.47)%	(0.61)%	1.06%
S&P Municipal Bond Index	(11.36)%	0.50%	1.77%
NEA Blended Benchmark	(11.99)%	0.74%	1.87%

* For purposes of Fund performance, relative results are measured against the NEA Blended Benchmark. The Fund’s Blended Benchmark consists of: the S&P Municipal Bond Index through 9/11/16 and thereafter 1) 80% S&P Municipal Bond Investment Grade Index and 2) 20% S&P Municipal Bond High Yield Index.
Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	171.4%
Other Assets Less Liabilities	2.9%

Net Assets Plus Borrowings, Floating Rate
Obligations, AMTP Shares, net of deferred
offering costs, MFP Shares, net of deferred
offering costs & VRDP Shares, net of
deferred offering costs	174.3%
Borrowings	(0.9)%
Floating Rate Obligations	(3.2)%
AMTP Shares, net of deferred
offering costs	(5.0)%
MFP Shares, net of deferred
offering costs	(31.6)%
VRDP Shares, net of deferred
offering costs	(33.6)%
Net Assets	100%

Portfolio Credit Quality
(% of total investments exposure)
U.S. Guaranteed	13.0%
AAA	3.0%
AA	25.4%
A	34.5%
BBB	13.8%
BB or Lower	4.4%
N/R (not rated)	5.9%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	21.1%
Tax Obligation/Limited	17.0%
Transportation	15.0%
U.S. Guaranteed	13.4%
Tax Obligation/General	11.7%
Utilities	10.2%
Education and Civic Organizations	6.7%
Other	4.9%
Total	100%

States and Territories 1
(% of total municipal bonds)
Illinois	9.7%
Michigan	8.4%
Colorado	8.0%
Texas	7.4%
New York	5.9%
California	4.5%
Florida	4.4%
New Jersey	4.3%
Ohio	4.1%
Missouri	3.7%
Pennsylvania	3.6%
North Carolina	3.2%
South Carolina	2.8%
Minnesota	2.6%
Wisconsin	2.6%
District of Columbia	2.3%
Georgia	2.3%
Washington	1.7%
Other	18.5%
Total	100%

1	See the Portfolio of Investments for the remaining states comprising “Other” and not listed in the table above.

Shareholder Meeting Report
The annual meeting of shareholders was held on August 5, 2022 for NAD and NEA. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

		NAD			NEA
	Common and		Preferred	Common and		Preferred
	Preferred		Shares	Preferred		Shares
	shares voting		voting	shares voting		voting
	together		together	together		together
	as a class		as a class	as a class		as a class
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	181,321,873		—	227,397,585		—
Withhold	5,176,939		—	9,993,142		—
Total	186,498,812		—	237,390,727		—
Carole E. Stone
For	181,367,775		—	227,450,763		—
Withhold	5,131,037		—	9,939,964		—
Total	186,498,812		—	237,390,727		—
Margaret L. Wolff
For	182,602,674		—	230,447,850		—
Withhold	3,896,138		—	6,942,877		—
Total	186,498,812		—	237,390,727		—
William C. Hunter
For	—		20,385	—		315,099
Withhold	—		—	—		—
Total	—		20,385	—		315,099
Albin F. Moschner
For	—		20,385	—		315,099
Withhold	—		—	—		—
Total	—		20,385	—		315,099

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Quality Municipal Income Fund and Nuveen AMT-Free Quality Municipal Income Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Quality Municipal Income Fund and Nuveen AMT-Free Quality Municipal Income Fund (the Funds), including the portfolios of investments, as of October 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2022, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
December 29, 2022

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 170.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 170.4% (100.0% of Total Investments)
	Alabama – 1.0% (0.6% of Total Investments)
$ 5,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health,	5/26 at 100.00	N/R	$ 4,943,900
	Series 2016C, 5.000%, 11/15/46
	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A:
5,000	5.000%, 10/01/33 – AGM Insured (AMT)	10/27 at 100.00	BBB+	5,146,450
5,455	5.000%, 10/01/34 – AGM Insured (AMT)	10/27 at 100.00	BBB+	5,601,740
5,550	5.000%, 10/01/35 – AGM Insured (AMT)	10/27 at 100.00	BBB+	5,690,526
4,035	Gardendale, Alabama, General Obligation Warrants, Series 2021B, 4.000%, 5/01/51	5/31 at 100.00	AA–	3,383,025
1,000	Southeast Energy Authority, Alabama, Commodity Supply Revenue Bonds, Project 3, Series	9/29 at 100.10	N/R	1,011,390
	2022A-1, 2022A-2, 5.500%, 1/01/53 (Mandatory Put 12/01/29) (WI/DD, Settling 11/01/22)
4,165	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	3,396,682
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
30,205	Total Alabama			29,173,713
	Alaska – 0.3% (0.2% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham
	Hydroelectric Project, Refunding Series 2015:
1,580	5.000%, 1/01/24 (AMT)	No Opt. Call	Baa2	1,592,893
3,400	5.000%, 1/01/25 (AMT)	No Opt. Call	Baa2	3,450,660
1,000	5.000%, 1/01/28 (AMT)	7/25 at 100.00	Baa2	1,008,350
1,075	5.000%, 1/01/29 (AMT)	7/25 at 100.00	Baa2	1,082,923
300	5.000%, 1/01/31 (AMT)	7/25 at 100.00	Baa2	301,527
395	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 100.00	BBB+	310,442
	Bonds, Senior Series 2021A Class 1, 4.000%, 6/01/50
7,750	Total Alaska			7,746,795
	Arizona – 3.0% (1.8% of Total Investments)
3,815	Arizona Board of Regents, University of Arizona, Speed Revenue Bonds, Stimulus Plan for	8/30 at 100.00	A+	3,334,463
	Economic and Educational Development, Refunding Series 2020A, 4.000%, 8/01/44
2,500	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals	12/24 at 100.00	A2	2,504,550
	Project, Refunding Series 2014A, 5.000%, 12/01/39
2,000	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	1/28 at 100.00	AA–	2,001,800
	Math & Science Projects, Series 2018A, 5.000%, 7/01/48
11,795	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	11,132,003
	Refunding Series 2016A, 4.000%, 1/01/36
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien
	Series 2019A:
5,000	4.000%, 7/01/44	7/29 at 100.00	A	4,212,650
2,500	4.000%, 7/01/49	7/29 at 100.00	A	2,036,425
4,665	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A	4,442,246
	Series 2019B, 5.000%, 7/01/49 (AMT)
12,935	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/27 at 100.00	A+	12,735,542
	Series 2017A, 5.000%, 7/01/42 (AMT)
6,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien	7/28 at 100.00	A+	5,815,380
	Series 2018, 5.000%, 7/01/48 (AMT)
7,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion	No Opt. Call	AA	7,889,280
	Project, Series 2005B, 5.500%, 7/01/39 – FGIC Insured
1,000	Pinal County Electrical District 4, Arizona, Electric System Revenue Bonds, Refunding	12/25 at 100.00	AA	929,640
	Series 2015, 4.000%, 12/01/38 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc Prepay Contract Obligations, Series 2007:
$ 500	5.500%, 12/01/29	No Opt. Call	BBB+	$ 523,270
24,765	5.000%, 12/01/37	No Opt. Call	BBB+	24,438,102
1,100	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona	6/24 at 100.00	A2	1,120,581
	University Project, Series 2014, 5.000%, 6/01/34 – BAM Insured
85,575	Total Arizona			83,115,932
	Arkansas – 0.3% (0.2% of Total Investments)
5,020	Arkansas Development Finance Authority, Arkansas, Environmental Improvement Revenue	9/25 at 105.00	BB–	4,541,946
	Bonds, United States Steel Corporation, Green Series 2022, 5.450%, 9/01/52 (AMT), 144A
4,000	Arkansas Development Finance Authority, Industrial Development Revenue Bonds, Big River	9/26 at 103.00	B–	3,137,760
	Steel Project, Series 2019, 4.500%, 9/01/49 (AMT), 144A
2,055	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013,	12/23 at 100.00	A1	1,889,079
	4.875%, 12/01/43
11,075	Total Arkansas			9,568,785
	California – 13.2% (7.7% of Total Investments)
2,665	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/32 at 100.00	BBB	2,663,188
	Subordinate Lien Series 2022C, 5.000%, 10/01/52 – AGM Insured
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement
	Project, Series 1997C:
2,945	0.000%, 9/01/27 – AGM Insured	No Opt. Call	A2	2,425,973
7,150	0.000%, 9/01/28 – AGM Insured	No Opt. Call	A2	5,626,121
2,455	0.000%, 9/01/32 – AGM Insured	No Opt. Call	A2	1,579,351
95	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	51,770
105	0.000%, 9/01/35 – AGM Insured (ETM)	No Opt. Call	AA (4)	61,385
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2013S-4:
10,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	10,082,000
3,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	3,532,270
1,055	Brisbane School District, San Mateo County, California, General Obligation Bonds,	No Opt. Call	A2	582,708
	Election 2003 Series 2005, 0.000%, 7/01/35 – AGM Insured
	Byron Unified School District, Contra Costa County, California, General Obligation
	Bonds, Series 2007B:
60	0.000%, 8/01/32 (ETM)	No Opt. Call	A2 (4)	41,242
1,405	0.000%, 8/01/32 – SYNCORA GTY Insured	No Opt. Call	A+	902,474
235	0.000%, 8/01/32 – SYNCORA GTY Insured (ETM)	No Opt. Call	N/R (4)	163,085
	Calexico Unified School District, Imperial County, California, General Obligation Bonds,
	Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	A	2,526,178
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	A	2,778,008
	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter
	Health, Refunding Series 2016B:
2,855	5.000%, 11/15/46 (Pre-refunded 11/15/26)	11/26 at 100.00	N/R (4)	3,046,970
26,665	5.000%, 11/15/46	11/26 at 100.00	A	26,512,210
2,275	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	A	2,013,693
	Health, Series 2018A, 4.000%, 11/15/42
710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA– (4)	718,477
	System, Series 2013A, 5.000%, 7/01/37 (Pre-refunded 7/01/23)
5,000	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	BBB–	4,736,250
	Series 2018A, 5.000%, 12/31/43 (AMT)
3,250	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series	2/27 at 100.00	A–	3,201,672
	2017A, 5.000%, 2/01/47
815	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	826,304
	Series 2013I, 5.000%, 11/01/38

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB–	$ 495,330
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/44
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
6,000	5.000%, 12/01/46, 144A	6/26 at 100.00	BB–	5,251,560
8,550	5.250%, 12/01/56, 144A	6/26 at 100.00	BB–	7,775,968
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
87	5.750%, 7/01/30 2030 2030 (5),(6)	1/22 at 100.00	N/R	86,892
238	5.500%, 7/01/39 (5),(6)	1/22 at 100.00	N/R	237,967
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2	4,231,757
	Series 2006B, 0.000%, 8/01/26 – NPFG Insured
1,000	Coachella Valley Unified School District, Riverside County, California, General	No Opt. Call	A–	716,050
	Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured
4,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/24 at 100.00	Aa1	4,061,920
	Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44
3,010	El Camino Community College District, California, General Obligation Bonds, Election of	No Opt. Call	AA+	2,736,421
	2002 Series 2012C, 0.000%, 8/01/25
3,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB	2,050,125
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,480	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	1,525,540
6,480	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	6,696,043
9,930	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+ (4)	10,365,133
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45 (Pre-refunded 6/01/25)
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement
	Asset-Backed Revenue Bonds, Series 2005A:
1,455	0.000%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	A+ (4)	1,378,263
3,500	0.000%, 6/01/26 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	3,082,100
59,280	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	12/31 at 27.75	N/R	4,965,293
	Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66
1,260	Huntington Beach Union High School District, Orange County, California, Certificates of	No Opt. Call	A1	701,429
	Participation, Capital Project, Series 2007, 0.000%, 9/01/35 – AGM Insured
5,240	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA	3,861,880
	Obligation Bonds, Series 2005, 0.000%, 8/01/30 – AGM Insured
2,500	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	1,661,925
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
5,000	Kern Community College District, California, General Obligation Bonds, Safety, Repair &	No Opt. Call	AA	4,664,650
	Improvement, Election 2002 Series 2006, 0.000%, 11/01/24 – AGM Insured
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation	No Opt. Call	A–	714,540
	Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured
2,000	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/32 at 100.00	AA–	1,960,840
	Airport, Refunding & Subordinate Series 2022C, 5.000%, 5/15/45 (AMT)
9,140	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/25 at 100.00	AA–	9,141,371
	Airport, Senior Lien Series 2015D, 5.000%, 5/15/41 (AMT)
4,615	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	A+	4,541,945
	Airport, Subordinate Lien Series 2018A, 5.000%, 5/15/44 (AMT)
12,875	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	11/31 at 100.00	Aa3	12,628,186
	Airport, Subordinate Lien Series 2021D, 5.000%, 5/15/46 (AMT)
2,665	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/24 at 100.00	AA–	2,688,852
	Series 2014B, 5.000%, 7/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 250	Lynwood Redevelopment Agency, California, Tax Allocation Revenue Bonds, Project Area A,	12/22 at 100.00	A	$ 250,683
	Subordinate Lien Series 2011A, 7.000%, 9/01/31
6,215	Martinez Unified School District, Contra Costa County, California, General Obligation	8/24 at 100.00	AA (4)	6,500,890
	Bonds, Series 2011, 5.875%, 8/01/31 (Pre-refunded 8/01/24)
5,955	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	4,953,726
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	3,163,239
	Series 2009A, 7.000%, 11/01/34
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	2,508,176
	Series 2009C, 6.500%, 11/01/39
5,875	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	6,131,679
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
4,930	Patterson Joint Unified School District, Stanislaus County, California, General	No Opt. Call	A2	1,836,080
	Obligation Bonds, 2008 Election Series 2009B, 0.000%, 8/01/42 – AGM Insured
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	13,629,656
	Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (ETM)
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A1 (4)	3,732,300
	of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)
995	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage	No Opt. Call	AA+ (4)	1,005,706
	Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)
2,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	770,580
	School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41
5,000	Rialto Unified School District, San Bernardino County, California, General Obligation	8/36 at 100.00	Aa3	5,239,350
	Bonds, 2010 Election Series 2011A, 0.000%, 8/01/41 – AGM Insured (7)
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds,	No Opt. Call	A1	4,546,800
	Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	No Opt. Call	A	2,074,166
	Project Area, Series 2011B, 0.000%, 10/01/38
625	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/31 at 100.00	BBB+	522,150
	RCTC 91 Express Lanes, Refunding Series 2021B-1, 4.000%, 6/01/46
330	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+ (4)	335,079
	Series 2013A, 5.750%, 6/01/48 (Pre-refunded 6/01/23)
10,990	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/31 at 100.00	A2	10,588,755
	Subordinate Series 2021B, 5.000%, 7/01/46 (AMT)
4,945	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/26 at 100.00	A	4,873,050
	International Airport, Second Series 2016B, 5.000%, 5/01/41 (AMT)
10,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/27 at 100.00	A	9,835,100
	International Airport, Second Series 2017A, 5.000%, 5/01/42 (AMT)
22,460	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A	21,576,648
	International Airport, Second Series 2019A, 5.000%, 5/01/49 (AMT)
11,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/29 at 100.00	A	10,614,670
	International Airport, Second Series 2019E, 5.000%, 5/01/45 (AMT)
2,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	12/22 at 29.89	N/R	596,120
	Tax Bonds, Community Facilities District 6 Mission Bay South Public Improvements, Series
	2013C, 0.000%, 8/01/43
2,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	BBB–	2,003,860
	Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
15,350	5.000%, 1/15/44 (Pre-refunded 1/15/25)	1/25 at 100.00	BBB (4)	15,946,041
25,840	5.000%, 1/15/50 (Pre-refunded 1/15/25)	1/25 at 100.00	BBB (4)	26,843,367

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 10,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/47 (AMT)	3/27 at 100.00	A–	$ 9,648,700
14,985	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	6,035,059
	Election Series 2012G, 0.000%, 8/01/40 – AGM Insured
6,660	San Ysidro School District, San Diego County, California, General Obligation Bonds,	8/25 at 38.93	A3	2,281,117
	Refunding Series 2015, 0.000%, 8/01/43
2,460	Santee School District, San Diego County, California, General Obligation Bonds, Capital	No Opt. Call	AA	1,534,597
	Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured
5,000	Solano Community College District, Solano and Yolo Counties, California, General	8/23 at 100.00	AA (4)	5,070,450
	Obligation Bonds, Election 2012 Series 2013A, 5.000%, 8/01/43 (Pre-refunded 8/01/23)
1,145	Southern Kern Unified School District, Kern County, California, General Obligation	No Opt. Call	A2	812,927
	Bonds, Series 2006C, 0.000%, 11/01/30 – AGM Insured
1,175	Southern Kern Unified School District, Kern County, California, General Obligation	No Opt. Call	A2	635,710
	Bonds, Series 2010B, 0.000%, 11/01/35 – AGM Insured
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation	No Opt. Call	A+	2,088,651
	Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds,	8/31 at 100.00	AA	3,601,125
	Series 2011B, 0.000%, 8/01/36 – AGM Insured (7)
459,675	Total California			364,079,516
	Colorado – 12.0% (7.0% of Total Investments)
4,350	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series	12/26 at 103.00	N/R	3,104,377
	2021, 4.375%, 12/01/52
3,000	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series	12/25 at 100.00	A1	3,104,160
	2015, 5.000%, 12/01/35 – BAM Insured
4,195	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado,	12/26 at 100.00	AA+	4,156,322
	General Obligation Bonds, Series 2016C, 4.000%, 12/15/34
4,000	Centennial Water and Sanitation District, Douglas County, Colorado, Water and Wastewater	12/28 at 100.00	AA+	4,182,800
	Revenue Bonds, Series 2019, 5.000%, 12/01/43
1,775	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	12/22 at 103.00	N/R	1,714,881
	Improvement Series 2017, 5.000%, 12/01/29, 144A
1,500	Cherokee Metropolitan District, Colorado, Water and Wastewater Revenue Bonds, Series	8/30 at 100.00	AA	1,272,645
	2020, 4.000%, 8/01/50 – BAM Insured
2,945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/23 at 100.00	BB+	2,993,062
	Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43
1,715	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/26 at 100.00	A+	1,302,422
	Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	1/24 at 100.00	A+	500,005
	Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	8/24 at 100.00	A+	1,019,610
	Peak-to-Peak Charter School, Refunding Series 2014, 5.000%, 8/15/30
3,915	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	6/26 at 100.00	A+	2,896,748
	Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016,
	3.250%, 6/01/46
545	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University	9/27 at 100.00	A2	508,997
	Corporation for Atmospheric Research Project, Refunding Series 2017, 3.625%, 9/01/31
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of
	Denver, Series 2017A:
1,200	4.000%, 3/01/36	3/27 at 100.00	A1	1,151,388
1,600	4.000%, 3/01/37	3/27 at 100.00	A1	1,521,584
5,460	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated	11/29 at 100.00	AA	4,747,415
	Group, Series 2019A, 4.000%, 11/15/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated
	Group, Series 2021A:
$ 17,905	4.000%, 11/15/46	11/31 at 100.00	AA	$ 14,851,302
2,840	4.000%, 11/15/50	11/31 at 100.00	AA	2,303,922
1,930	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health	5/26 at 100.00	AA	1,721,695
	System/Sunbelt Obligated Group, Series 2016A, 4.000%, 11/15/41
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health
	Initiatives, Series 2013A:
3,020	5.250%, 1/01/40 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (4)	3,029,634
4,890	5.250%, 1/01/45 (Pre-refunded 1/01/23)	1/23 at 100.00	BBB+ (4)	4,905,599
4,600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	3,993,996
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
15,395	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	8/29 at 100.00	BBB+	12,004,251
	Series 2019A-2, 4.000%, 8/01/49
2,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	11/32 at 100.00	N/R	2,769,608
	Series 2022A, 5.500%, 11/01/47
270	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (4)	273,135
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good
	Samaritan Society Project, Series 2013A:
2,670	5.000%, 6/01/28 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (4)	2,778,242
6,425	5.000%, 6/01/40 (Pre-refunded 6/01/25)	6/25 at 100.00	N/R (4)	6,685,469
1,390	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	1,230,956
	Refunding & Improvement Series 2017A, 5.250%, 5/15/47
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Intermountain Healthcare,	5/32 at 100.00	AA+	5,108,650
	Series 2022A, 5.000%, 5/15/52
3,785	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/30 at 100.00	Baa1	2,800,862
	Series 2020A, 4.000%, 9/01/50
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health,
	Series 2019A:
1,000	5.000%, 11/01/44	11/29 at 100.00	A+	949,850
3,950	5.000%, 11/01/49	11/29 at 100.00	A+	3,656,791
3,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	3,118,830
	Refunding Series 2019A, 4.000%, 1/01/37
1,100	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	1,028,390
	Senior Lien Series 2017, 5.000%, 12/31/56
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System
	Revenue Bonds, Refunding Series 2017C:
1,660	5.000%, 3/01/43	3/28 at 100.00	AA	1,728,259
1,115	5.000%, 3/01/43 (Pre-refunded 3/01/28)	3/28 at 100.00	N/R (4)	1,201,056
2,360	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	2,118,950
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
3,420	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series	3/30 at 100.00	AA–	2,950,092
	2020R, 4.000%, 3/15/45
4,005	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/39	12/30 at 100.00	AA–	3,664,415
3,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44	8/24 at 100.00	A1 (4)	3,084,450
	(Pre-refunded 8/01/24) – AGM Insured
7,250	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016, 5.000%, 8/01/46	8/26 at 100.00	A1 (4)	7,663,467
	(Pre-refunded 8/01/26)
3,400	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022B,	11/32 at 100.00	AA–	3,511,316
	5.250%, 11/15/53
1,100	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	1,095,611
	2013A, 5.250%, 11/15/43 (AMT)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 4,515	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	$ 4,473,462
	2013B, 5.000%, 11/15/43
20,030	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A	19,080,578
	2018A, 5.000%, 12/01/48 (AMT)
1,820	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Refunding & Improvement	8/26 at 100.00	AA–	1,567,075
	Series 2016A, 4.000%, 8/01/46
11,000	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Series 2021A,	8/31 at 100.00	AA–	9,334,930
	4.000%, 8/01/51
2,005	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United	10/23 at 100.00	B	1,932,760
	Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (AMT)
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
2,955	5.000%, 12/01/28	12/26 at 100.00	BBB–	3,019,537
2,000	5.000%, 12/01/29	12/26 at 100.00	BBB–	2,039,920
2,400	5.000%, 12/01/36	12/26 at 100.00	BBB–	2,368,224
1,605	5.000%, 12/01/40	12/26 at 100.00	BBB–	1,543,802
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation
	Series 2010A:
385	0.000%, 9/01/35	No Opt. Call	A	204,104
150	0.000%, 9/01/37	No Opt. Call	A	70,296
75	0.000%, 9/01/38	No Opt. Call	A	32,923
20	0.000%, 9/01/39	No Opt. Call	A	8,218
110	0.000%, 9/01/41	No Opt. Call	A	39,652
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,520	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	1,473,534
18,380	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	16,430,801
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
1,045	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	779,810
2,175	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	1,544,272
25,050	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	16,852,638
23,305	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	14,835,031
100	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	60,047
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	5,538,125
	9/01/38 – NPFG Insured
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
385	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	301,051
60,000	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	31,056,000
1,250	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater	12/29 at 100.00	AA	1,063,838
	Revenue Bonds, Improvement Series 2020A, 4.000%, 12/01/45 – AGM Insured
8,000	Ebert Metropolitan District, Denver Colorado, Limited Tax General Obligation Bonds,	12/28 at 100.00	A1	8,209,760
	Refunding Series 2018A-1, 5.000%, 12/01/43 – BAM Insured
3,550	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue	9/27 at 103.00	N/R	3,275,550
	Bonds, Series 2022A, 6.750%, 12/01/34, 144A
2,000	Firestone, Colorado, Water Enterprise Revenue Bones, Series 2020, 4.000%, 12/01/45 –	12/30 at 100.00	AA	1,723,900
	BAM Insured
	Flying Horse Metropolitan District 2, El Paso County, Colorado, General Obligation
	Limited Tax Bonds, Refunding & Improvement Series 2020A:
695	4.000%, 12/01/44 – AGM Insured	12/30 at 100.00	A2	602,398
3,935	4.000%, 12/01/50 – AGM Insured	12/30 at 100.00	A2	3,283,718
2,545	Future Legends Sports Park Business Improvement District, Colorado, Limited Tax General	9/27 at 103.00	N/R	2,273,601
	Obligation Bonds, Series 2022A and Subordinate Limited Tax General Obligation Bonds, Series
	2022B, 6.000%, 12/01/52
3,305	Goldsmith Metropolitan District, Colorado, General Obligation Bonds, Refunding Series	12/31 at 100.00	A1	2,747,612
	2021, 4.000%, 12/01/51 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,860	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue	12/25 at 100.00	Aa2 (4)	$ 1,890,467
	Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40
	(Pre-refunded 12/01/25)
1,500	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado,	12/31 at 100.00	A1	1,215,570
	Limited Tax General Obligation Bonds, Refunding & Improvement Senior Series 2021A, 4.000%,
	12/01/51 – AGM Insured
	Northern Colorado Water Conservancy District Building Corporation, Certificates of
	Participation, Refunding Series 2021:
9,520	4.000%, 7/01/46	7/31 at 100.00	AA+	8,215,760
3,250	4.000%, 7/01/51	7/31 at 100.00	AA+	2,747,225
	Park 70 Metropolitan District, Aurora, Colorado, General Obligation Bonds, Limited Tax
	Refunding & Improvement Series 2016:
1,565	5.000%, 12/01/36	12/26 at 100.00	Baa3	1,545,813
2,100	5.000%, 12/01/46	12/26 at 100.00	Baa3	1,963,017
8,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	8,069,120
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
2,395	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/29 at 100.00	A	2,344,418
	Revenue Bonds, Series 2019A, 4.000%, 12/01/36 – AGM Insured
500	Peak Metropolitan District 1, Colorado Springs, El Paso County, Colorado, Limited Tax	3/26 at 103.00	N/R	401,445
	General Obligation Bonds, Series 2021A, 5.000%, 12/01/51, 144A
700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado	No Opt. Call	A–	790,860
	Springs Utilities, Series 2008, 6.500%, 11/15/38
750	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General	12/26 at 100.00	AA	779,917
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/36 –
	AGM Insured
	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds,
	Refunding Series 2016:
1,050	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	A3	1,099,549
1,000	4.125%, 12/01/37 – BAM Insured	12/26 at 100.00	A3	992,800
500	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	414,765
	General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/41
2,000	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General	12/26 at 100.00	A2	1,968,200
	Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured
6,225	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited	12/29 at 103.00	N/R	5,412,700
	Tax Bonds, Series 2022, 6.750%, 12/01/52
408,930	Total Colorado			332,024,007
	Connecticut – 1.3% (0.8% of Total Investments)
2,135	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/31 at 100.00	N/R	1,765,047
	HealthCare Issue, Series 2021A, 4.000%, 7/01/51
850	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean	1/26 at 102.00	BB+	762,773
	Affiliates, Series 2020A, 5.000%, 1/01/45, 144A
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds,
	Tender Option Bond Trust 2016-XG0059:
1,295	11.361%, 1/01/32, 144A (IF) (8)	1/23 at 100.00	Aa3	1,307,030
190	11.216%, 1/01/38, 144A (IF) (8)	1/23 at 100.00	Aa3	192,265
	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes
	Series 2018A:
14,775	5.000%, 1/01/34	1/28 at 100.00	AA–	15,517,444
6,410	5.000%, 1/01/37	1/28 at 100.00	AA–	6,676,784
6,000	5.000%, 1/01/38	1/28 at 100.00	AA–	6,237,600
4,000	University of Connecticut, General Obligation Bonds, Series 2020A, 5.000%, 2/15/39	2/30 at 100.00	A+	4,149,320
35,655	Total Connecticut			36,608,263

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Delaware – 0.3% (0.2% of Total Investments)
$ 800	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	$ 761,352
	Series 2018, 5.000%, 6/01/48
7,255	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015,	6/25 at 100.00	AA–	7,257,104
	5.000%, 6/01/55
8,055	Total Delaware			8,018,456
	District of Columbia – 2.1% (1.3% of Total Investments)
570	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage	12/22 at 100.00	AA+	571,168
	Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (AMT)
775	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	788,408
	Bonds, Series 2001, 6.500%, 5/15/33
34,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	12/22 at 23.49	N/R	6,588,180
	Bonds, Series 2006A, 0.000%, 6/15/46
5,265	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series	No Opt. Call	Aa1	5,375,196
	1998, 5.500%, 10/01/23 – AGM Insured (UB)
	Metropolitan Washington Airports Authority, Virginia, District of Columbia, Dulles Toll
	Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate
	Lien Series 2019B:
2,000	4.000%, 10/01/44	10/29 at 100.00	Baa2	1,673,940
4,750	5.000%, 10/01/47	10/29 at 100.00	Baa2	4,613,390
6,000	4.000%, 10/01/49	10/29 at 100.00	Baa2	4,838,760
1,810	4.000%, 10/01/53 – AGM Insured	10/29 at 100.00	A2	1,439,113
2,000	Metropolitan Washington Airports Authority, Virginia, District of Columbia, Dulles Toll	No Opt. Call	A3	1,017,360
	Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien
	Series 2009B, 0.000%, 10/01/36 – AGC Insured
5,000	Metropolitan Washington Airports Authority, Virginia, District of Columbia, Dulles Toll	10/26 at 100.00	A3 (4)	5,561,700
	Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien
	Series 2009C, 6.500%, 10/01/41 (Pre-refunded 10/01/26) – AGC Insured
4,500	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding	10/23 at 100.00	A+	4,518,315
	Series 2013A, 5.000%, 10/01/30 (AMT)
15,800	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding	10/28 at 100.00	N/R	15,554,784
	Series 2018A, 5.000%, 10/01/43 (AMT)
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,049,770
	Bonds, Refunding Crossover Series 2017A-2, 5.000%, 7/01/33
	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue
	Bonds, Series 2017B:
1,500	5.000%, 7/01/29	7/27 at 100.00	AA–	1,599,390
3,000	5.000%, 7/01/42	7/27 at 100.00	AA–	3,069,270
1,000	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue	7/27 at 100.00	AA–	1,027,570
	Bonds, Series 2018, 5.000%, 7/01/38
88,970	Total District of Columbia			59,286,314
	Florida – 9.1% (5.3% of Total Investments)
1,480	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing	11/23 at 100.00	BBB	1,469,152
	Project, Series 2013A, 5.000%, 11/15/37
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter
	Academy, Inc. Project, Series 2013A:
450	5.000%, 9/01/45	9/23 at 100.00	BBB	443,484
2,260	5.000%, 9/01/48	9/23 at 100.00	BBB	2,209,037
175	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	156,490
	Renaissance Charter School, Inc. Projects, Series 2020C, 5.000%, 9/15/40, 144A
18,500	Florida Development Finance Corporation, Florida, Surface Transportation Facility	1/24 at 107.00	N/R	15,665,800
	Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49
	(AMT), 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project, Series 2019A:
$ 12,000	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	12/22 at 103.00	N/R	$ 10,813,800
15,985	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	12/22 at 103.00	N/R	14,084,383
12,500	Florida Development Finance Corporation, Revenue Bonds, Brightline Passenger Rail	12/22 at 102.00	N/R	12,236,375
	Expansion Project, Series 2022A, 7.250%, 7/01/57 (AMT) (Mandatory Put 10/03/23), 144A
	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,
	Priority Subordinated Series 2017A:
31,985	5.000%, 10/01/42 (AMT)	10/27 at 100.00	A	31,061,594
9,065	5.000%, 10/01/52 (AMT)	10/27 at 100.00	A	8,614,288
3,890	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/26 at 100.00	A+	3,844,137
	Series 2016A, 5.000%, 10/01/40 (AMT)
6,020	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A (4)	6,170,681
	Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (Pre-refunded 10/01/24) (AMT)
5,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/28 at 100.00	A+	4,922,400
	Airport, Series 2018E, 5.000%, 10/01/43 (AMT)
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/24 at 100.00	A (4)	2,364,448
	Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40 (Pre-refunded 10/01/24)
10,305	Hillsborough County Aviation Authority, Florida, Tampa International Airport Customer	10/24 at 100.00	BBB+	10,100,137
	Facility Charge Revenue Bonds, Series 2015A, 5.000%, 10/01/44
10,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	Baa1	7,398,300
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/55
5,000	Hillsborough County Port District, Florida, Revenue Bonds, Tampa Port Authority Project,	6/28 at 100.00	A	5,033,350
	Series 2018B, 5.000%, 6/01/46 (AMT)
5,075	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2 (4)	5,244,860
	5.000%, 11/15/35 (Pre-refunded 11/15/24)
9,820	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City	2/24 at 100.00	A1	9,480,228
	Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured
2,000	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami	7/27 at 100.00	BB+	1,610,380
	Jewish Health System Inc. Project, Series 2017, 5.125%, 7/01/46
2,930	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/23 at 100.00	A–	2,933,018
	of Miami, Series 2012A, 5.000%, 4/01/42
8,070	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/25 at 100.00	A–	8,018,433
	of Miami, Series 2015A, 5.000%, 4/01/45
12,545	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/28 at 100.00	A–	12,324,710
	of Miami, Series 2018A, 5.000%, 4/01/53
1,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus	8/27 at 100.00	A	1,440,795
	Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/42
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A–	1,002,910
	Refunding Series 2014B, 5.000%, 10/01/37
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2014A, 5.000%,	10/24 at 100.00	A–	4,938,900
	10/01/35 (AMT)
6,025	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%,	10/25 at 100.00	A–	5,845,214
	10/01/38 (AMT)
6,035	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B,	10/29 at 100.00	A+	5,035,483
	4.000%, 10/01/49
3,500	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2021,	4/31 at 100.00	A+	2,981,335
	4.000%, 10/01/46
7,000	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/32 at 100.00	N/R	5,448,170
	Health Obligated Group, Inc., Series 2022, 4.000%, 10/01/52
2,360	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 100.00	BBB–	2,142,927
	Improvement Series 2019A-1, 5.000%, 10/01/49
2,000	Palm Beach County Health Facilities Authority, Florida, Retirement Communities Revenue	11/26 at 100.00	A–	1,972,040
	Bonds, ACTS Retirement – Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/32

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 4,635	Port Saint Lucie, Florida, Public Service Tax Revenue Bonds, Recovery Zone Facility Bond	9/24 at 100.00	AA–	$ 4,751,292
	Series 2014B, 5.000%, 9/01/43
10,095	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole	5/28 at 100.00	A–	10,465,285
	Electric Cooperatice, Inc. Project, Refunding Series 2018B, 5.000%, 3/15/42
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health
	Systems of South Florida Obligated Group, Refunding Series 2017:
2,000	5.000%, 8/15/42	8/27 at 100.00	A1	1,971,480
9,770	5.000%, 8/15/47	8/27 at 100.00	A1	9,449,837
705	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment	3/24 at 100.00	BBB+	711,366
	Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30, 144A
1,500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central	1/24 at 100.00	A–	1,448,685
	Florida Health Alliance Projects, Series 2014A, 5.250%, 7/01/44
2,405	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A,	5/26 at 100.00	Aa2	2,043,504
	4.000%, 11/15/46
	Tampa, Florida, Revenue Bonds, H. Lee Moffitt Cancer Center and Research Institute,
	Series 2020B:
1,000	5.000%, 7/01/40	7/30 at 100.00	A–	982,580
5,545	5.000%, 7/01/50	7/30 at 100.00	A–	5,269,081
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/22 at 100.00	N/R	156,766
	Series 2015-2, 0.000%, 5/01/40 (7)
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding	12/22 at 100.00	N/R	2
	Series 2015-3, 6.610%, 5/01/40 (5)
750	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	10/29 at 100.00	A2	663,442
	Aeronautical University, Series 2020A, 4.000%, 10/15/38
6,510	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	6,399,330
	University Inc. Project, Series 2015, 5.000%, 6/01/45
267,055	Total Florida			251,319,909
	Georgia – 2.4% (1.4% of Total Investments)
1,820	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium	7/25 at 100.00	A	1,860,622
	Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40
3,575	Crisp County Hospital Authority, Georgia, Revenue Anticipation Certificates, Crisp	7/31 at 100.00	A1	2,935,325
	County Hospital Project, Series 2021, 4.000%, 7/01/51
795	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System	No Opt. Call	Baa2	817,483
	Inc., Series 1996, 5.500%, 8/15/26 – NPFG Insured
2,000	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health	4/27 at 100.00	A	1,913,760
	System, Inc Project, Series 2017A, 5.000%, 4/01/47
3,500	Georgia Ports Authority, Revenue Bonds, Series 2021, 4.000%, 7/01/46	7/31 at 100.00	AA	3,020,500
	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A:
1,460	5.000%, 5/15/43	5/29 at 100.00	A3	1,370,546
23,000	5.000%, 5/15/49	No Opt. Call	A3	21,171,960
3,265	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third	7/26 at 100.00	AA–	3,343,425
	Indenture, Series 2015B, 5.000%, 7/01/41
10,260	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa1	9,471,519
	Series 2015A, 5.000%, 7/01/60
10,030	Paulding County Hospital Authority, Georgia, Revenue Anticipation Certificates, WellStar	4/32 at 100.00	A2	9,851,466
	Health System Inc., Series 2022A, 5.000%, 4/01/43
5,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University,	10/26 at 100.00	AA	5,063,800
	Refunding Series 2016A, 5.000%, 10/01/46
1,985	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/31 at 100.00	Baa1	1,594,848
	Series 2021, 4.000%, 10/01/50
5,370	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	A1	4,496,570
	Project, Series 2019A, 4.000%, 7/01/44
72,060	Total Georgia			66,911,824

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 0.8% (0.5% of Total Investments)
$ 2,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	$ 1,923,900
	5.000%, 11/15/34
	Guam A.B. Won Pat International Airport Authority, Revenue Bonds, Series 2013C:
65	6.375%, 10/01/43 (Pre-refunded 10/01/23) (AMT)	10/23 at 100.00	Baa2 (4)	66,519
60	6.375%, 10/01/43 (AMT)	10/23 at 100.00	Baa2	61,402
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds,
	Series 2007A:
1,820	5.250%, 6/01/32	11/22 at 100.00	N/R	1,670,687
2,915	5.625%, 6/01/47	11/22 at 100.00	N/R	2,487,078
1,300	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,	7/24 at 100.00	Baa2	1,305,200
	Refunding Series 2014A, 5.000%, 7/01/35
3,250	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	Baa2 (4)	3,298,750
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds,
	Series 2016:
245	5.000%, 7/01/27	7/26 at 100.00	Baa2	250,981
1,240	5.000%, 1/01/46	7/26 at 100.00	Baa2	1,204,920
1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/30 at 100.00	Baa2	949,270
	2020A, 5.000%, 1/01/50
	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2016A:
1,000	5.000%, 12/01/23	No Opt. Call	BB	1,002,820
2,000	5.000%, 12/01/33	12/26 at 100.00	BB	1,945,920
2,260	5.000%, 12/01/34	12/26 at 100.00	BB	2,173,510
1,175	5.000%, 12/01/46	12/26 at 100.00	BB	1,041,097
	Guam Port Authority, Port Revenue Bonds, Private Activity Series 2018B:
510	5.000%, 7/01/32 (AMT)	7/28 at 100.00	Baa2	524,428
355	5.000%, 7/01/33 (AMT)	7/28 at 100.00	Baa2	363,346
	Guam Power Authority, Revenue Bonds, Series 2014A:
600	5.000%, 10/01/39	10/24 at 100.00	BBB	611,094
575	5.000%, 10/01/44	10/24 at 100.00	BBB	584,068
22,370	Total Guam			21,464,990
	Hawaii – 2.0% (1.2% of Total Investments)
13,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	A1	13,085,670
	Health Obligated Group, Series 2013A, 5.500%, 7/01/43
6,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian	3/27 at 100.00	Baa1	5,275,020
	Electric Company, Inc. and Subsidiary Projects, Refunding Series 2017B, 4.000%, 3/01/37 (AMT)
18,705	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	A+	17,926,498
10,000	Hawaii State, Airport System Revenue Bonds, Series 2018A, 5.000%, 7/01/43 (AMT)	7/28 at 100.00	A+	9,647,900
6,000	Hawaii State, Airport System Revenue Bonds, Series 2022, 5.000%, 7/01/38 (AMT)	7/32 at 100.00	A+	5,916,900
5,000	Hawaii State, General Obligation Bonds, Series 2017FK, 4.000%, 5/01/35	5/27 at 100.00	Aa2	4,948,650
58,705	Total Hawaii			56,800,638
	Idaho – 0.7% (0.4% of Total Investments)
11,205	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group,	6/27 at 100.00	AA–	10,881,960
	Series 2017ID, 5.000%, 12/01/46
1,700	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project,	9/26 at 100.00	BB+	1,713,328
	Refunding Series 2016, 5.000%, 9/01/29
5,585	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/32 at 100.00	A3	4,563,336
	Series 2021A, 4.000%, 3/01/46
	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights
	Mitigation Series 2012A:
1,155	4.750%, 9/01/26	12/22 at 100.00	A3	1,155,554
310	5.000%, 9/01/32	12/22 at 100.00	A3	310,199
19,955	Total Idaho			18,624,377

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 16.4% (9.6% of Total Investments)
$ 6,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	$ 6,108,900
	Series 2016, 6.000%, 4/01/46
9,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	9,663,475
	Series 2016A, 7.000%, 12/01/44
2,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	2,479,488
	Series 2016B, 6.500%, 12/01/46
11,295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	11,995,629
	Series 2017A, 7.000%, 12/01/46, 144A
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1998B-1:
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	BB	9,234,609
7,140	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	BB	6,203,946
4,325	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	BB	3,049,082
4,235	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	BB	2,653,312
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated
	Tax Revenues, Series 1999A:
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	BB	9,547,200
8,845	5.500%, 12/01/26 – NPFG Insured	No Opt. Call	BB	9,161,120
15,735	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport,	1/29 at 100.00	A	14,917,881
	Refunding Senior Lien Series 2018A, 5.000%, 1/01/48
2,245	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/25 at 100.00	A	2,132,279
	Lien Series 2015C, 5.000%, 1/01/46
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior
	Lien Series 2017D:
11,250	5.000%, 1/01/42	1/27 at 100.00	A	10,748,588
3,000	5.000%, 1/01/47	1/27 at 100.00	A	2,847,780
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior
	Lien Series 2022A:
5,000	5.500%, 1/01/53 – AGM Insured	1/31 at 100.00	A+	5,037,450
7,810	5.500%, 1/01/55	1/32 at 100.00	N/R	7,804,533
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
4,115	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	BBB–	2,464,309
29,600	0.000%, 1/01/38 – FGIC Insured	No Opt. Call	BBB–	13,041,168
11,675	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	11,894,607
	6.000%, 1/01/38
	Chicago, Illinois, General Obligation Bonds, Series 2019A:
4,000	5.000%, 1/01/40	1/29 at 100.00	BBB–	3,745,560
7,445	5.500%, 1/01/49	1/29 at 100.00	BBB–	7,214,503
7,990	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System,	No Opt. Call	BBB–	8,015,648
	Series 1999, 5.500%, 1/01/23 – FGIC Insured
6,335	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A,	No Opt. Call	Baa2	6,630,148
	5.500%, 1/01/30 – NPFG Insured
1,460	Chicago, Illinois, Water Revenue Bonds, Senior Lien Series 2001, 5.750%, 11/01/30 –	No Opt. Call	Baa2	1,530,489
	AMBAC Insured
4,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/27 at 100.00	A+	4,522,410
	City Colleges, Series 2017, 5.000%, 12/01/47
3,000	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A,	11/26 at 100.00	A2	3,118,590
	5.000%, 11/15/31
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2018:
500	5.000%, 11/15/34	11/26 at 100.00	A2	514,315
4,550	5.000%, 11/15/35	11/26 at 100.00	A2	4,675,125
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002.RMKT:
5,000	4.450%, 11/01/36	11/25 at 102.00	A2	4,971,850
815	4.500%, 11/01/36	11/24 at 100.00	A	816,157
2,785	5.500%, 11/01/36	11/23 at 100.00	A	2,847,607

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 410	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools	12/25 at 100.00	N/R	$ 416,872
	Belmont School Project, Series 2015A, 6.000%, 12/01/45, 144A
	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding
	Series 2015:
12,025	5.000%, 5/01/45 (Pre-refunded 5/01/25) (UB) (8)	5/25 at 100.00	Aa3 (4)	12,498,064
1,930	5.000%, 5/01/45 (UB)	5/25 at 100.00	N/R	1,998,901
2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016,	3/26 at 100.00	AA–	1,905,840
	4.000%, 3/01/38
2,500	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	2/27 at 100.00	Aa2	2,565,925
	Series 2016C, 5.000%, 2/15/33
2,500	Illinois Finance Authority, Revenue Bonds, Bradley University, Refunding Series 2021A,	8/31 at 100.00	BBB+	1,933,925
	4.000%, 8/01/46
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
4,750	5.000%, 9/01/39 (Pre-refunded 9/01/24)	9/24 at 100.00	AA+ (4)	4,881,100
6,000	5.000%, 9/01/42 (Pre-refunded 9/01/24)	9/24 at 100.00	AA+ (4)	6,165,600
10,745	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A3	10,335,938
	5.000%, 11/15/45
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago,
	Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	420,345
390	6.000%, 7/01/43	7/23 at 100.00	A–	395,417
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,
	Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	A3	560,437
3,745	5.000%, 8/15/44	8/25 at 100.00	A3	3,632,537
	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding
	Series 2015A:
2,670	5.000%, 10/01/46 (Pre-refunded 10/01/25)	10/25 at 100.00	N/R (4)	2,790,390
330	5.000%, 10/01/46	10/25 at 100.00	AA–	338,148
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series	11/22 at 100.00	Aa3	2,002,220
	2001, 5.950%, 2/20/36
1,830	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014,	6/24 at 100.00	BB+	1,859,408
	5.250%, 6/15/32 – AGM Insured
450	Illinois State, General Obligation Bonds, December Series 2017A, 5.000%, 12/01/39	12/27 at 100.00	BBB–	425,601
	Illinois State, General Obligation Bonds, February Series 2014:
5,705	5.250%, 2/01/33	2/24 at 100.00	BBB–	5,712,188
5,815	5.250%, 2/01/34	2/24 at 100.00	BBB–	5,817,443
2,000	5.000%, 2/01/39	2/24 at 100.00	BBB–	1,899,480
	Illinois State, General Obligation Bonds, January Series 2016:
3,500	5.000%, 1/01/29	1/26 at 100.00	BBB–	3,503,395
8,250	5.000%, 1/01/32	1/26 at 100.00	BBB–	8,206,275
4,200	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/27	6/26 at 100.00	BBB–	4,218,900
2,785	Illinois State, General Obligation Bonds, June Series 2022A, 5.500%, 3/01/47	3/32 at 100.00	BBB+	2,696,381
16,485	Illinois State, General Obligation Bonds, March Series 2021A, 5.000%, 3/01/46	3/31 at 100.00	BBB–	15,027,067
	Illinois State, General Obligation Bonds, May Series 2020:
1,635	5.500%, 5/01/30	No Opt. Call	BBB–	1,686,404
5,305	5.500%, 5/01/39	5/30 at 100.00	BBB–	5,333,117
3,000	5.750%, 5/01/45	5/30 at 100.00	BBB–	3,009,360
1,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/37	11/26 at 100.00	BBB–	1,445,310
3,510	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	3,533,728
5,000	Illinois State, General Obligation Bonds, October Series 2022C, 5.500%, 10/01/41	10/32 at 100.00	N/R	4,981,550
	Illinois State, General Obligation Bonds, Series 2013:
2,500	5.250%, 7/01/31	7/23 at 100.00	BBB–	2,503,200
1,520	5.500%, 7/01/38	7/23 at 100.00	BBB–	1,521,383

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	$ 1,397,246
	5.000%, 1/01/38
4,685	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	4,759,257
	5.000%, 1/01/40
4,435	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	A1	4,482,366
	5.000%, 1/01/40
10,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A,	1/31 at 100.00	A1	10,080,900
	5.000%, 1/01/45
7,770	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2021A,	1/32 at 100.00	AA–	6,702,091
	4.000%, 1/01/42
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust
	2015-XF0052:
1,875	11.010%, 1/01/38, 144A (IF)	1/23 at 100.00	A1	1,887,131
1,815	11.016%, 1/01/38, 144A (IF)	1/23 at 100.00	A1	1,826,761
625	Macon and DeWitt Counties Community Unit School District 2 Maroa-Forsyth, Illinois,	12/30 at 100.00	AA	567,787
	General Obligation Bonds, Series 2021, 4.000%, 12/01/41 – AGM Insured
2,500	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/27 at 100.00	A3	2,286,150
	Revenue Source Refunding School Series 2020C, 4.000%, 1/01/40 – AGM Insured
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General	No Opt. Call	Aa2	8,931,330
	Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured
1,890	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	1,723,245
	Bonds, Refunding Series 2015B, 5.000%, 6/15/52
1,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	985,360
	Bonds, Series 2015A, 5.500%, 6/15/53
4,780	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BB+	4,329,772
	Bonds, Series 2017A, 5.000%, 6/15/57
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1996A:
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	BB+	12,188,873
23,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	BB+	22,454,716
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	9,809,560
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
6,610	0.000%, 12/15/23	No Opt. Call	Baa2	6,295,893
155	0.000%, 12/15/23 (ETM)	No Opt. Call	N/R (4)	149,103
5,000	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BB+	2,600,650
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BB+	538,032
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BB+	1,290,428
1,560	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA+ (4)	1,678,420
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
2,130	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Series 2021,	4/31 at 100.00	Ba2	1,826,922
	4.000%, 10/01/40 – BAM Insured
1,240	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A1	1,256,492
	Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured
2,395	Southwestern Illinois Development Authority, Local Government Revenue Bonds,	No Opt. Call	AA	2,387,671
	Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 –
	AGM Insured
	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A3	2,309,467
3,505	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	A2	3,581,129
	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013:
1,580	6.000%, 10/01/32	10/23 at 100.00	Baa1	1,611,252
9,625	6.250%, 10/01/38	10/23 at 100.00	Baa1	9,828,376
2,845	6.000%, 10/01/42	10/23 at 100.00	Baa1	2,895,556

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	$ 4,899,828
	Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured
487,490	Total Illinois			453,371,371
	Indiana – 1.5% (0.9% of Total Investments)
6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown	No Opt. Call	Baa2	6,136,060
	Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured
1,480	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds,	6/30 at 100.00	N/R	1,196,624
	Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%,
	6/01/55, 144A
2,865	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,	5/23 at 100.00	A (4)	2,890,613
	Series 2012A, 5.000%, 5/01/42 (Pre-refunded 5/01/23)
7,480	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	7,520,841
	Group, Refunding 2015A, 5.000%, 12/01/40
	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing
	Project, Series 2013A:
3,015	5.000%, 7/01/44 (Pre-refunded 7/01/23) (AMT)	7/23 at 100.00	BBB+ (4)	3,031,613
1,420	5.000%, 7/01/48 (Pre-refunded 7/01/23) (AMT)	7/23 at 100.00	BBB+ (4)	1,427,824
1,500	Indiana Finance Authority, Provate Activity Bonds, Ohio River Bridges East End Crossing	7/23 at 100.00	BBB+ (4)	1,508,265
	Project, Series 2013B, 5.000%, 7/01/40 (Pre-refunded 7/01/23) (AMT)
5,115	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/26 at 100.00	A+	5,272,542
	First Lien Green Series 2016A, 5.000%, 10/01/41
4,500	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	12/22 at 100.00	Aa3	4,035,690
	Series 2012A, 4.000%, 10/01/42
4,375	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	4,491,813
	2016A, 5.000%, 1/01/42
3,985	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series	1/24 at 100.00	N/R	4,077,253
	2013, 7.000%, 1/01/44 (AMT)
41,915	Total Indiana			41,589,138
	Iowa – 0.6% (0.3% of Total Investments)
2,550	Iowa Finance Authority Senior Living Facilities Revenue Bonds, Sunrise Retirement	9/28 at 102.00	N/R	2,059,405
	Community Project, Refunding Series 2021, 5.000%, 9/01/41
1,505	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc.	12/22 at 100.00	Ba2	1,309,320
	Project, Series 2012, 4.750%, 8/01/42
7,035	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/29 at 103.00	BBB–	6,102,089
	Company Project, Refunding Series 2022, 5.000%, 12/01/50
6,235	Iowa State, Hospital Revenue Bonds, University of Iowa Hospitals and Clinics, SUI Series	9/32 at 100.00	Aa2	5,800,795
	2022A, 4.000%, 9/01/36
5,290	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Class 2	6/31 at 25.58	N/R	473,296
	Capital Appreciation Senior Lien Series 2021B-2, 0.000%, 6/01/65
22,615	Total Iowa			15,744,905
	Kansas – 0.3% (0.2% of Total Investments)
3,965	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A,	7/28 at 100.00	A	3,832,093
	5.000%, 7/01/48
3,625	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds,	9/32 at 100.00	AA	3,799,435
	Improvement and Refunding Series 2022A, 5.250%, 9/01/52 – AGM Insured
7,590	Total Kansas			7,631,528
	Kentucky – 0.7% (0.4% of Total Investments)
2,730	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky	7/25 at 100.00	Baa2	2,536,634
	Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, Convertible Capital Appreciation First Tier Series 2013C:
$ 4,790	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa2	$ 5,090,141
3,655	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa2	3,889,761
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, First Tier Series 2013A:
8,360	5.750%, 7/01/49 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (4)	8,465,837
585	6.000%, 7/01/53 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (4)	593,278
20,120	Total Kentucky			20,575,651
	Louisiana – 3.7% (2.2% of Total Investments)
4,200	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	4,210,920
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
2,665	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B,	2/25 at 100.00	AA– (4)	2,765,710
	5.000%, 2/01/39 (Pre-refunded 2/01/25)
3,130	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	A1	3,249,942
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Lafayette Parish School Board, Louisiana, Sales Tax Revenue Bonds, Series 2018:
1,500	4.000%, 4/01/40	4/27 at 100.00	AA+	1,374,585
4,685	4.000%, 4/01/43	4/27 at 100.00	AA+	4,261,570
4,000	Louisiana Local Government Environmental Facilities and Community Development Authority,	10/27 at 100.00	A	3,931,320
	Louisiana, Revenue Bonds, Womans Hospital Foundation Project, Refunding Series 2017A,
	5.000%, 10/01/41
5,200	Louisiana Local Government Environmental Facilities and Community Development Authority,	2/24 at 100.00	A+ (4)	5,313,152
	Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A,
	5.000%, 2/01/44 (Pre-refunded 2/01/24)
8,090	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/27 at 100.00	A3	7,978,358
	Project, Refunding Series 2017, 5.000%, 5/15/46
22,000	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation	5/30 at 100.00	A3	17,344,580
	Project, Series 2020A, 4.000%, 5/15/49
7,130	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing	7/23 at 100.00	N/R	7,176,060
	(US) LLC Project, Series 2013, 6.500%, 7/01/36 (AMT), 144A
1,265	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette	11/25 at 100.00	N/R (4)	1,322,115
	General Medical Center Project, Series 2016A, 5.000%, 11/01/45 (Pre-refunded 11/01/25)
1,830	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A3	1,676,591
	Refunding Series 2016, 4.000%, 5/15/35
330	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	331,861
	2013A, 5.000%, 7/01/36
14,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2015A, 4.000%,	5/25 at 100.00	AA– (4)	14,241,640
	5/01/41 (Pre-refunded 5/01/25)
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal
	Project, Series 2015B:
6,235	5.000%, 1/01/40 (AMT)	1/25 at 100.00	A–	5,997,696
6,895	5.000%, 1/01/45 (AMT)	1/25 at 100.00	A–	6,568,246
1,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%,	12/22 at 100.00	A2	1,000,940
	12/01/28 – AGM Insured
5,350	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%,	6/24 at 100.00	A (4)	5,487,334
	6/01/44 (Pre-refunded 6/01/24)
1,200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/24 at 100.00	A– (4)	1,242,180
	(Pre-refunded 12/01/24)
5,655	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015,	12/25 at 100.00	A–	5,876,337
	5.000%, 12/01/40
1,650	Tangipahoa Water District, Tangipahoa, Louisiana, Water Revenue Bonds, Series 2021,	12/31 at 100.00	AA	1,403,506
	4.000%, 12/01/51 – BAM Insured
108,010	Total Louisiana			102,754,643

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maine – 0.6% (0.3% of Total Investments)
$ 2,775	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1 (4)	$ 2,805,747
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33 (Pre-refunded 7/01/23)
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine
	Medical Center Obligated Group Issue, Series 2016A:
3,820	4.000%, 7/01/41	7/26 at 100.00	Ba1	3,106,080
2,800	4.000%, 7/01/46	7/26 at 100.00	Ba1	2,171,316
3,245	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth	7/28 at 100.00	A+	3,198,953
	Issue, Series 2018A, 5.000%, 7/01/43
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bates College,	7/23 at 100.00	A+	1,986,760
	Series 2013, 5.000%, 7/01/43
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
1,290	5.000%, 7/01/33	7/24 at 100.00	A–	1,321,128
1,020	5.000%, 7/01/34	7/24 at 100.00	A–	1,045,286
16,950	Total Maine			15,635,270
	Maryland – 10.6% (6.2% of Total Investments)
1,840	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens	12/22 at 100.00	AA+	1,841,693
	Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory Put 1/01/27)
1,200	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages of	7/23 at 100.00	AA	1,210,476
	Dorchester & Farmington Village Projects, Series 2013, 5.000%, 7/01/32
	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,000	3.625%, 1/01/37	1/26 at 100.00	A	864,680
2,220	5.000%, 1/01/37	1/26 at 100.00	A	2,247,928
2,500	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2020,	1/27 at 103.00	A	2,008,375
	4.000%, 1/01/50
635	Baltimore County, Maryland, Revenue Bonds, Riderwood Village Inc Facility, Series 2020,	1/27 at 103.00	A	544,030
	4.000%, 1/01/50
9,215	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	CCC	7,699,409
	5.000%, 9/01/42
2,480	Baltimore, Maryland, Project and Revenue Refunding Bonds, Water Projects, Series 2013B,	1/24 at 100.00	AA– (4)	2,530,542
	5.000%, 7/01/38 (Pre-refunded 1/01/24)
1,000	Baltimore, Maryland, Revenue Bonds, Storm Water Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA–	1,018,800
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	AA	2,037,600
5,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2014C,	1/25 at 100.00	AA–	5,055,600
	5.000%, 7/01/44
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2017A,	1/27 at 100.00	AA–	2,032,060
	5.000%, 7/01/46
2,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Subordinate Series 2017A,	1/27 at 100.00	AA–	2,032,060
	5.000%, 7/01/46 (UB)
1,220	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1994A, 5.000%,	No Opt. Call	AA– (4)	1,232,859
	7/01/24 – FGIC Insured (ETM)
2,050	Baltimore, Maryland, Revenue Bonds, Water Projects, Refunding Series 1998A, 5.000%,	8/21 at 100.00	AA (4)	2,128,966
	7/01/28 – FGIC Insured (ETM)
2,500	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2014A,	1/25 at 100.00	A+	2,527,800
	5.000%, 7/01/44
6,000	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%,	1/27 at 100.00	AA–	6,153,000
	7/01/41 (UB)
1,450	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series	6/26 at 100.00	N/R	1,394,668
	2017A, 5.500%, 6/01/43
	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing,
	Series 2015:
525	5.000%, 6/15/30	6/24 at 100.00	BBB+	532,282
425	5.000%, 6/15/33	6/24 at 100.00	BBB+	429,581

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project,
	Series 2017A:
$ 1,270	4.500%, 9/01/33	9/27 at 100.00	N/R	$ 1,189,609
240	5.000%, 9/01/38	9/27 at 100.00	N/R	229,598
	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding
	Series 2016:
1,895	5.000%, 6/01/36	6/26 at 100.00	N/R	1,829,679
250	5.125%, 6/01/43	6/26 at 100.00	N/R	233,353
2,000	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/29 at 100.00	N/R	1,434,540
	2019A, 3.625%, 6/01/46, 144A
350	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series	6/23 at 100.00	N/R	257,702
	2019B, 3.875%, 6/01/46, 144A
	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing
	Special Taxing District, Refunding Series 2019:
450	4.000%, 7/01/29	1/29 at 100.00	N/R	426,204
739	5.000%, 7/01/36	1/29 at 100.00	N/R	718,330
	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s
	University Inc., Series 2017A:
3,000	5.000%, 9/01/37, 144A	9/27 at 100.00	BB+	2,771,580
1,750	5.000%, 9/01/45, 144A	9/27 at 100.00	BB+	1,522,062
374	Frederick County, Maryland, Special Obligation Bonds, Lake Linganore Village Community	12/22 at 100.00	AA	374,662
	Development Series 2001A, 5.700%, 7/01/29 – RAAI Insured
	Frederick County, Maryland, Special Obligation Bonds, Urbana Community Development
	Authority, Refunding Series 2020A:
1,020	4.000%, 7/01/38	7/30 at 100.00	A–	915,583
500	4.000%, 7/01/39	7/30 at 100.00	A–	441,865
370	Frederick County, Maryland, Tax Increment and Special Tax B Limited Obligation Bonds,	7/29 at 100.00	N/R	287,960
	Oakdale-Lake Linganore Project, Series 2019, 3.750%, 7/01/39
120	Frederick County, Maryland, Tax Increment and Special Tax Limited Obligation Bonds,	7/30 at 102.00	N/R	107,411
	Jefferson Technology Park Project, Refunding Series 2020B, 4.625%, 7/01/43, 144A
3,000	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Obligated	1/24 at 104.00	BBB	2,917,860
	Group Project, Refunding Series 2018A, 5.000%, 1/01/36
	Howard County Housing Commission, Maryland, Revenue Bonds, Columbia Commons Apartments,
	Series 2014A:
1,500	4.000%, 6/01/34	6/24 at 100.00	A+	1,503,390
1,550	5.000%, 6/01/44	6/24 at 100.00	A+	1,568,197
1,860	Howard County Housing Commission, Maryland, Revenue Bonds, Gateway Village Apartments,	6/26 at 100.00	A+	1,542,889
	Series 2016, 4.000%, 6/01/46
	Howard County Housing Commission, Maryland, Revenue Bonds, The Verona at Oakland Mills
	Project, Series 2013:
2,000	4.625%, 10/01/28	10/23 at 100.00	A+	2,012,920
3,000	5.000%, 10/01/28	10/23 at 100.00	A+	3,030,720
1,000	Howard County Housing Commission, Maryland, Revenue Bonds, Woodfield Oxford Square	12/27 at 100.00	A+	1,013,160
	Apartments, Series 2017, 5.000%, 12/01/42
1,290	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,024,492
	Series 2016, 5.000%, 4/01/46
1,710	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Refunding	4/27 at 100.00	N/R	1,474,636
	Series 2017, 5.000%, 4/01/36
1,420	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center	2/24 at 100.00	N/R	1,311,853
	Project, Series 2014, 6.100%, 2/15/44
	Howard County, Maryland, Special Obligation Bonds, Downtown Columbia Project,
	Series 2017A:
1,500	4.125%, 2/15/34, 144A	2/26 at 100.00	N/R	1,337,490
1,550	4.375%, 2/15/39, 144A	2/26 at 100.00	N/R	1,351,739
850	4.500%, 2/15/47, 144A	2/26 at 100.00	N/R	705,024

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project,
	Series 2016:
$ 2,125	5.000%, 7/01/31	7/25 at 100.00	N/R	$ 1,992,634
1,640	5.000%, 7/01/34	7/25 at 100.00	N/R	1,489,153
1,220	Maryland Community Development Administration Department of Housing and Community	7/29 at 100.00	Aa2	826,818
	Development, Housing Revenue Bonds, Series 2000A, 2.800%, 7/01/45
1,195	Maryland Community Development Administration Department of Housing and Community	1/24 at 100.00	Aa2	1,121,101
	Development, Housing Revenue Bonds, Series 2014D, 3.900%, 7/01/40
680	Maryland Community Development Administration Department of Housing and Community	1/27 at 100.00	Aa2	576,055
	Development, Housing Revenue Bonds, Series 2017C, 3.550%, 7/01/42
700	Maryland Community Development Administration Department of Housing and Community	1/30 at 100.00	Aa2	432,936
	Development, Housing Revenue Bonds, Series 2020E, 2.350%, 7/01/45
1,445	Maryland Community Development Administration Department of Housing and Community	3/29 at 100.00	AA	1,118,950
	Development, Residential Revenue Bonds, Series 2019C, 3.000%, 3/01/42
2,000	Maryland Community Development Administration Department of Housing and Community	9/29 at 100.00	AA	1,320,680
	Development, Residential Revenue Bonds, Series 2020D, 2.100%, 9/01/40
2,570	Maryland Community Development Administration Department of Housing and Community	3/30 at 100.00	AA	1,557,009
	Development, Residential Revenue Bonds, Series 2021A, 2.000%, 9/01/43
2,000	Maryland Community Development Administration Department of Housing and Community	7/29 at 100.00	Aa2	1,515,020
	Development, Residential Revenue Bonds, Taxable Series 2019D, 3.350%, 7/01/49
1,000	Maryland Community Development Administration, Department of Housing and Community	12/24 at 100.00	Aaa	970,330
	Development, Multifamily Development Revenue Bonds, Marlborough Apartments, Series 2014I,
	3.450%, 12/15/31
720	Maryland Community Development Administration, Local Government Infrastructure Bonds,	6/29 at 100.00	Aa3	614,290
	Subordinate Obligation Series 2019B-2, 4.000%, 6/01/49
600	Maryland Economic Development Corporation Economic Development Revenue Bonds, Terminal	6/29 at 100.00	Baa3	574,692
	Project, Series 2019A, 5.000%, 6/01/49 (AMT)
	Maryland Economic Development Corporation Economic Development Revenue Bonds,
	Transportation Facilities Project, Refunding Series 2017A:
1,000	5.000%, 6/01/31	6/28 at 100.00	Baa3	1,029,300
1,125	5.000%, 6/01/32	6/28 at 100.00	Baa3	1,153,901
3,360	5.000%, 6/01/35	6/28 at 100.00	Baa3	3,417,019
1,500	Maryland Economic Development Corporation, Air Cargo Obligated Group Revenue Bonds, AFCO	7/29 at 100.00	BBB	1,189,365
	Airport Real Estate Group, Series 2019, 4.000%, 7/01/44 (AMT)
	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds Baltimore
	City Project, Subordinate Parking Facilities Revenue Bonds, Series 2018C:
1,250	4.000%, 6/01/48	6/28 at 100.00	BB–	865,150
1,080	4.000%, 6/01/58	6/28 at 100.00	BB–	698,792
3,725	Maryland Economic Development Corporation, Parking Facilities Revenue Bonds, Baltimore	6/28 at 100.00	BB	3,141,665
	City Project, Senior Parking Facilities Revenue Bonds, Series 2018A, 5.000%, 6/01/58
5,810	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine	12/22 at 100.00	BB–	5,807,967
	Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25
2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt	12/22 at 100.00	N/R	1,200,000
	Conference Center, Series 2006A, 5.000%, 12/01/31 (5)
	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson
	University Project, Refunding Series 2017:
1,100	5.000%, 7/01/36	7/27 at 100.00	BB+	985,050
470	5.000%, 7/01/37	12/22 at 100.00	BB+	417,811
	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings
	Mills Project, Series 2017:
585	4.375%, 7/01/36	1/27 at 100.00	N/R	521,949
355	4.500%, 7/01/44	1/27 at 100.00	N/R	302,030

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Salisbury
	University Project, Refunding Series 2013:
$ 500	5.000%, 6/01/27	6/23 at 100.00	Baa3	$ 499,570
500	5.000%, 6/01/34	6/23 at 100.00	Baa3	475,480
1,510	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt	12/22 at 100.00	BBB–	1,461,665
	University Village, Series 2012, 5.000%, 7/01/33
495	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	7/25 at 100.00	BB+	471,814
	Maryland – Baltimore Project, Refunding Senior Lien Series 2015, 5.000%, 7/01/39
1,110	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of	12/22 at 100.00	A2	1,017,126
	Maryland, Baltimore County Project, Refunding Series 2016, 3.600%, 7/01/35 – AGM Insured
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of
	Maryland, College Park Project, Refunding Series 2016:
875	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	A2	904,759
240	5.000%, 6/01/31 – AGM Insured	6/26 at 100.00	A2	247,834
2,405	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	A2	2,454,591
780	5.000%, 6/01/43 – AGM Insured	6/26 at 100.00	A2	770,936
	Maryland Health and Higher Educational Facilities Authority, Maryland, Revenue Bonds,
	Meritus Medical Center, Series 2015:
990	4.000%, 7/01/32	7/25 at 100.00	BBB	910,166
2,470	4.250%, 7/01/35	7/25 at 100.00	BBB	2,192,273
1,740	5.000%, 7/01/45	7/25 at 100.00	BBB	1,650,025
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue
	Bonds, Johns Hopkins Hospital, Series 2001:
1,300	5.000%, 7/01/27 – AMBAC Insured	12/22 at 100.00	N/R	1,309,139
1,000	5.000%, 7/01/34 – AMBAC Insured	12/22 at 100.00	N/R	1,007,100
270	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue	12/22 at 100.00	N/R	271,898
	Bonds, Johns Hopkins Medical Institutions, Series 1996, 5.500%, 7/01/26 – AMBAC Insured
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors
	Community Hospital, Series 2017B:
250	5.000%, 7/01/34	7/27 at 100.00	Baa3	251,450
4,820	5.000%, 7/01/38	7/27 at 100.00	Baa3	4,804,576
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy
	Medical Center, Series 2016A:
90	5.000%, 7/01/36	7/26 at 100.00	BBB+	90,081
1,450	5.000%, 7/01/38	7/26 at 100.00	BBB+	1,423,784
600	4.000%, 7/01/42	7/26 at 100.00	BBB+	476,796
1,540	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/32 at 100.00	Baa3	1,509,770
	Healthcare Inc., Series 2021, 5.000%, 1/01/36
4,020	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist	1/27 at 100.00	Baa3	3,941,650
	Healthcare, Series 2016A, 5.500%, 1/01/46
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert	7/23 at 100.00	A3 (4)	2,019,540
	Health System Issue, Refunding Series 2013, 5.000%, 7/01/38 (Pre-refunded 7/01/23)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown
	Community Issue, Series 2016A:
2,125	5.000%, 1/01/36	7/26 at 100.00	A–	2,172,834
4,090	5.000%, 1/01/45	7/26 at 100.00	A–	4,136,380
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick
	Health System Issue; Series 2020:
1,000	3.250%, 7/01/39	7/30 at 100.00	Baa1	729,970
100	4.000%, 7/01/40	7/30 at 100.00	Baa1	86,124
280	4.000%, 7/01/45	7/30 at 100.00	Baa1	230,440
1,240	4.000%, 7/01/50	7/30 at 100.00	Baa1	971,094
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher
	College, Series 2017A:
1,100	5.000%, 7/01/37	7/27 at 100.00	BBB+	1,112,397
1,200	5.000%, 7/01/44	7/27 at 100.00	BBB+	1,201,296

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street
	Academy, Series 2017A:
$ 265	5.125%, 7/01/37, 144A	7/27 at 100.00	N/R	$ 241,126
500	5.250%, 7/01/47, 144A	7/27 at 100.00	N/R	430,210
2,130	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix	8/21 at 100.00	N/R (4)	2,215,136
	Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns	5/25 at 100.00	AA–	2,254,175
	Hopkins Health System Issue, Series 2015A, 4.000%, 5/15/40
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns
	Hopkins University, Series 2013B:
500	5.000%, 7/01/38	7/23 at 100.00	AA	501,680
4,375	4.250%, 7/01/41	7/23 at 100.00	AA	4,188,800
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge	7/26 at 100.00	A+	1,959,040
	Health Issue, Series 2016, 5.000%, 7/01/47
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health Issue, Series 2017:
1,000	5.000%, 7/01/33	7/27 at 100.00	A+	1,027,390
2,500	4.000%, 7/01/42	7/27 at 100.00	A+	2,178,825
1,000	5.000%, 7/01/44	7/27 at 100.00	A+	993,120
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge
	Health System, Series 2015:
1,500	4.000%, 7/01/35 (Pre-refunded 7/01/25)	7/25 at 100.00	A+ (4)	1,527,390
1,125	5.000%, 7/01/40 (Pre-refunded 7/01/25)	7/25 at 100.00	A+ (4)	1,174,883
2,975	4.125%, 7/01/47	7/25 at 100.00	A+	2,568,347
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola
	University Maryland, Series 2014:
1,000	4.000%, 10/01/45	10/24 at 100.00	A	827,770
1,250	5.000%, 10/01/45	10/24 at 100.00	A	1,263,625
1,210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Loyola	10/29 at 100.00	A	1,234,224
	University Maryland, Series 2019A, 5.000%, 10/01/49
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2012:
1,500	5.000%, 6/01/34	11/22 at 100.00	Baa1	1,500,390
3,000	5.000%, 6/01/47	11/22 at 100.00	Baa1	2,992,710
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2016:
175	5.000%, 6/01/36	6/26 at 100.00	Baa1	176,771
2,500	4.000%, 6/01/42	6/26 at 100.00	Baa1	2,135,550
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland
	Institute College of Art, Series 2017:
525	5.000%, 6/01/35	6/26 at 100.00	Baa1	530,796
1,000	5.000%, 6/01/42	6/26 at 100.00	Baa1	1,002,400
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	2/25 at 100.00	A	2,517,025
	Health Issue, Series 2015, 5.000%, 8/15/38
6,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar	5/27 at 100.00	A	6,003,540
	Health Issue, Series 2017A, 5.000%, 5/15/42
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula
	Regional Medical Center Issue, Refunding Series 2015:
2,790	5.000%, 7/01/39 (Pre-refunded 7/01/24)	7/24 at 100.00	A3 (4)	2,862,791
5,500	5.000%, 7/01/45 (Pre-refunded 7/01/24)	7/24 at 100.00	A3 (4)	5,643,495
865	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Stevenson	6/31 at 100.00	BBB–	713,149
	University, Series 2021A, 4.000%, 6/01/41
3,260	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity	6/27 at 100.00	AA–	3,259,315
	Health Credit Group, Series 2017MD, 5.000%, 12/01/46 (UB) (8)
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Trinity	6/27 at 100.00	AA–	999,790
	Health Credit Group, Series 2017MD, 5.000%, 12/01/46

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/25 at 100.00	A	$ 1,012,040
	of Maryland Medical System Issue, Series 2015, 5.000%, 7/01/35
5,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	7/27 at 100.00	A	5,505,335
	of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/39
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/28 at 100.00	A	1,616,900
	of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	4/30 at 100.00	A	1,984,950
	of Pittsburgh Medical Center, Series 2020B, 4.000%, 4/15/50
12,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western	7/24 at 100.00	N/R (4)	12,638,815
	Maryland Health, Series 2014, 5.250%, 7/01/34 (Pre-refunded 7/01/24)
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &
	Revitalization Program, Series 2016:
4,395	5.000%, 5/01/33	5/26 at 100.00	AA–	4,529,575
3,650	5.000%, 5/01/35 (Pre-refunded 5/01/26)	5/26 at 100.00	AA– (4)	3,858,123
5,100	5.000%, 5/01/46 (Pre-refunded 5/01/26) (UB) (8)	5/26 at 100.00	AA– (4)	5,390,802
	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &
	Revitalization Program, Series 2018A:
2,000	5.000%, 5/01/35	5/28 at 100.00	AA–	2,082,000
2,000	5.000%, 5/01/36 (UB) (8)	5/28 at 100.00	AA–	2,079,180
6,250	5.000%, 5/01/42 (UB) (8)	5/28 at 100.00	AA–	6,429,875
7,000	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects,	7/30 at 100.00	AA–	5,938,660
	Series 2020, 4.000%, 7/01/50
1,250	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects,	7/31 at 100.00	Aa2	1,306,100
	Series 2021A, 5.000%, 7/01/46
1,500	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing	7/24 at 100.00	Aaa	1,371,915
	Development Bonds, Series 2014A, 3.875%, 7/01/39
	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015:
6,000	4.000%, 12/01/44	6/25 at 100.00	AA–	5,127,120
2,000	5.000%, 12/01/44 (UB) (8)	6/25 at 100.00	AA–	2,002,200
320	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds,	1/26 at 100.00	N/R	309,168
	Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46, 144A
4,500	Prince George’s County, Maryland, Certificates of Participation, University of Maryland	10/28 at 100.00	AA+	4,598,775
	Capital Region Medical Center, Series 2018, 5.000%, 10/01/43 (UB) (8)
3,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement	9/24 at 100.00	AAA	3,018,870
	Bonds, Series 2014A, 4.000%, 9/01/31
1,050	Prince George’s County, Maryland, Revenue Bonds, Collington Episcopal Life Care	4/27 at 100.00	N/R	925,628
	Community Inc., Series 2017, 5.250%, 4/01/37
	Prince George’s County, Maryland, Special Obligation Bonds, Westphalia Town Center
	Project, Series 2018:
1,300	5.125%, 7/01/39, 144A	7/28 at 100.00	N/R	1,208,259
2,200	5.250%, 7/01/48, 144A	7/28 at 100.00	N/R	2,004,640
2,051	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project,	12/22 at 100.00	N/R	2,051,759
	Series 2005, 5.250%, 7/01/35
1,340	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	1,217,980
	King Farm Project, Refunding Series 2017, 5.000%, 11/01/35
795	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	748,238
	King Farm Project, Refunding Series 2017A-2, 5.000%, 11/01/31
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside
	King Farm Project, Series 2017A-1:
1,070	5.000%, 11/01/28	11/24 at 103.00	B–	1,032,390
1,000	5.000%, 11/01/37	11/24 at 103.00	B–	894,710
	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B:
500	5.000%, 11/01/42	11/24 at 103.00	B–	429,205
1,000	5.000%, 11/01/47	11/24 at 103.00	B–	829,780

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
	Washington County County Commissioners, Maryland, Revenue Bonds, Diakon Lutheran Social
	Ministries Project, Series 2019B:
$ 1,000	5.000%, 1/01/29 (ETM)	No Opt. Call	BBB+ (4)	$ 1,081,340
500	5.000%, 1/01/32 (Pre-refunded 1/01/29)	1/29 at 100.00	BBB+ (4)	540,670
309,629	Total Maryland			293,387,607
	Massachusetts – 0.9% (0.5% of Total Investments)
650	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare	12/22 at 100.00	N/R	240,500
	Project, Series 2007A, 0.000%, 10/15/37, 144A (5)
815	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare	12/22 at 100.00	N/R	301,550
	Project, Series 2010, 0.000%, 10/15/37 (5)
	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue,
	Series 2019A:
275	5.000%, 6/01/39 (Pre-refunded 6/01/29)	6/29 at 100.00	BBB (4)	301,128
270	4.000%, 6/01/49 (Pre-refunded 6/01/29)	6/29 at 100.00	BBB (4)	279,520
825	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	786,934
	Green Bonds, Series 2015D, 5.000%, 7/01/44
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	3,602,690
	2016BB-1, 5.000%, 10/01/46
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender
	Option Bond Trust 2016-XG0070:
930	11.510%, 10/01/48, 144A (IF) (8)	10/23 at 100.00	AA–	951,734
505	11.563%, 10/01/48, 144A (IF) (8)	10/23 at 100.00	AA–	516,817
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015,	1/25 at 100.00	Baa2	2,797,344
	4.500%, 1/01/45
1,220	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series	1/23 at 100.00	BBB	1,223,843
	2013A, 5.125%, 1/01/25
2,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	2,305,037
	5.000%, 11/01/43
1,500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care,	7/26 at 100.00	BBB+	1,238,775
	Series 2016I, 4.000%, 7/01/41
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University,
	Series 2015:
1,145	5.000%, 9/01/40	9/25 at 100.00	BBB	1,123,623
1,280	5.000%, 9/01/45	9/25 at 100.00	BBB	1,228,160
5,930	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2 (4)	5,988,648
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)
1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior	No Opt. Call	A2	1,053,096
	Series 1997A, 0.000%, 1/01/24 – NPFG Insured
25,445	Total Massachusetts			23,939,399
	Michigan – 3.4% (2.0% of Total Investments)
6,525	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General	5/30 at 100.00	AA	5,572,220
	Obligation Bonds, School Building & Site Series 2020I, 4.000%, 5/01/50
1,000	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	A2	835,820
	AGM Insured
7,615	Hudsonville Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation	5/30 at 100.00	AA	6,354,108
	Bonds, School Building & Site Series 2020-I, 4.000%, 5/01/49
2,000	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A,	7/29 at 100.00	AA–	2,039,760
	5.000%, 7/01/48
	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of
	Wayne, Second Lien Refunding Series 2020:
1,000	4.000%, 11/01/50	11/30 at 100.00	Aa3	833,700
5,375	4.000%, 11/01/55	11/30 at 100.00	Aa3	4,533,759
20,005	4.000%, 11/01/55	11/30 at 100.00	Aa3	16,397,898

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 5,000	Michigan Finance Authority, Hospital Revenue Bonds, McLaren Health Care, Refunding	8/29 at 100.00	A1	$ 4,055,150
	Series 2019A, 4.000%, 2/15/47
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A1	409,406
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1,
	5.000%, 7/01/37 – AGM Insured
2,690	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A1	2,727,472
	Sewerage Department Water Supply System Local Project, Series 2014C-3, 5.000%, 7/01/32 –
	AGM Insured
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/24 at 100.00	A2	1,011,520
	Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 –
	NPFG Insured
3,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/31 at 100.00	AA–	2,490,030
	Refunding Series 2022A-MI, 4.000%, 12/01/47
4,435	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB	4,254,451
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
5,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	Aa2	4,038,650
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
10,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	AA–	10,347,300
	2015-I, 5.000%, 4/15/34 (8)
1,000	Michigan State University, General Revenue Bonds, Refunding Series 2019C,	8/29 at 100.00	AA	894,930
	4.000%, 2/15/44
8,000	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program Series 2020B,	11/30 at 100.00	Aa2	7,156,640
	4.000%, 11/15/45
8,225	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	5/30 at 100.00	Aa1	8,407,513
	Bonds, School Building & Site Series 2020, 5.000%, 5/01/50
3,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A–	3,000,000
	County Airport, Series 2012A, 5.000%, 12/01/37
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2015D:
1,325	5.000%, 12/01/40	12/25 at 100.00	A–	1,318,587
1,200	5.000%, 12/01/45	12/25 at 100.00	A–	1,176,180
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne
	County Airport, Series 2017B:
1,350	5.000%, 12/01/42 (AMT)	12/27 at 100.00	A–	1,307,583
3,140	5.000%, 12/01/47 (AMT)	12/27 at 100.00	A–	2,977,850
1,120	Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/36	11/25 at 100.00	A+	1,149,658
103,410	Total Michigan			93,290,185
	Minnesota – 2.7% (1.6% of Total Investments)
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	251,007
	Academy, Refunding Series 2016A, 4.000%, 8/01/36
3,000	Brainerd Independent School District 181, Crow Wing County, Minnesota, General	2/27 at 100.00	AAA	2,793,810
	Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/42
150	Central Minnesota Municipal Power Agency, Revenue Bonds, Brookings – Southeast Twin	1/30 at 100.00	A1	119,487
	Cities Transmission Project, Refunding Series 2021, 3.000%, 1/01/38 – AGM Insured
750	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy	7/24 at 102.00	N/R	641,175
	Project,Series 2016A, 5.000%, 7/01/47
500	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project,	7/25 at 100.00	BB+	412,325
	Series 2016A, 4.000%, 7/01/37
13,925	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	2/28 at 100.00	A–	13,208,698
	Essentia Health Obligated Group, Series 2018A, 5.000%, 2/15/53
235	Independence, Minnesota, Charter School Lease Revenue Bonds, Paladin Career & Technical	6/29 at 102.00	N/R	169,583
	High School Project, Series 2021A, 4.000%, 6/01/41
3,010	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	2,769,019
	School Building Series 2018A, 4.000%, 2/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Refunding Subordinate Lien Series 2019B:
$ 1,000	5.000%, 1/01/32 (AMT)	7/29 at 100.00	A+	$ 1,019,180
1,235	5.000%, 1/01/39 (AMT)	7/29 at 100.00	A	1,202,260
7,500	5.000%, 1/01/49 (AMT)	7/29 at 100.00	A	7,144,950
2,295	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,	1/27 at 100.00	A+	2,322,976
	Senior Lien Series 2016C, 5.000%, 1/01/41
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Subordinate Lien Series 2016D:
470	5.000%, 1/01/32 (AMT)	1/27 at 100.00	A	475,941
450	5.000%, 1/01/35 (AMT)	1/27 at 100.00	A	448,015
580	5.000%, 1/01/37 (AMT)	1/27 at 100.00	A	569,212
750	5.000%, 1/01/41 (AMT)	1/27 at 100.00	A	729,645
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College,
	Refunding Series 2017:
1,460	4.000%, 3/01/41	3/27 at 100.00	Aa2	1,364,472
1,700	4.000%, 3/01/47	3/27 at 100.00	Aa2	1,502,579
2,150	Minnesota Higher Education Facilities Authority, Revenue Bonds, Macalester College,	3/27 at 100.00	Aa3	1,859,815
	Refunding Series 2017, 4.000%, 3/01/48
270	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/31 at 100.00	AA+	219,702
	Series 2021A, 3.000%, 8/01/36
770	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/31 at 100.00	AA+	625,340
	Series 2021B, 3.000%, 8/01/36
2,910	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/32 at 100.00	Aa1	3,018,310
	Series 2022A, 5.000%, 8/01/41
910	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2018A,	5/28 at 100.00	AA	785,121
	4.000%, 11/15/48
5,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2022,	11/32 at 100.00	AA	5,105,100
	5.000%, 11/15/57
1,520	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	12/24 at 100.00	BBB–	1,410,636
	Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/50
4,280	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/30 at 100.00	BB+	3,533,140
	Bonds, Hmong College Prep Academy Project, Refunding Series 2020A, 5.000%, 9/01/55
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue
	Bonds, Hmong College Prep Academy Project, Series 2016A:
2,205	5.500%, 9/01/36	9/26 at 100.00	BB+	2,140,658
5,000	5.750%, 9/01/46	9/26 at 100.00	BB+	4,764,300
	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care
	Revenue Bonds, Episcopal Homes Project, Series 2013:
2,000	5.000%, 5/01/33	5/23 at 100.00	N/R	1,808,200
1,000	5.125%, 5/01/48	5/23 at 100.00	N/R	817,080
2,245	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,	11/27 at 100.00	A3	2,204,994
	Fairview Health Services, Series 2017A, 5.000%, 11/15/47
750	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,	11/25 at 100.00	N/R (4)	782,070
	HealthEast Inc., Series 2015A, 5.000%, 11/15/29 (Pre-refunded 11/15/25)
2,000	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,	8/24 at 102.00	N/R	1,763,620
	Refunding Series 2019, 5.000%, 8/01/54
3,855	West Saint Paul-Mendota Heights-Eagan Independent School District 197, Dakota County,	2/27 at 100.00	AAA	3,598,103
	Minnesota, General Obligation Bonds, School Building Series 2018A, 4.000%, 2/01/41
2,000	Western Minnesota Municipal Power Agency, Minnesota, Power Supply Revenue Bonds, Series	1/24 at 100.00	Aa3 (4)	2,040,760
	2014A, 5.000%, 1/01/46 (Pre-refunded 1/01/24)
78,185	Total Minnesota			73,621,283

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.8% (0.5% of Total Investments)
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial
	Healthcare, Series 2016A:
$ 7,500	5.000%, 9/01/36	9/26 at 100.00	BBB+	$ 7,334,550
15,500	5.000%, 9/01/46	9/26 at 100.00	BBB+	13,969,840
23,000	Total Mississippi			21,304,390
	Missouri – 5.5% (3.2% of Total Investments)
1,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series	8/26 at 100.00	Ba1	1,005,630
	2016, 5.000%, 8/01/28
2,010	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The	5/25 at 100.00	N/R	1,648,260
	Sarah Community Project, Refunding Series 2016, 3.625%, 5/01/30
500	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2014A,	11/24 at 100.00	AA+	489,675
	4.000%, 11/01/33
3,000	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation	3/29 at 100.00	A–	2,877,450
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019A,
	5.000%, 3/01/44 (AMT)
	Kansas City Industrial Development Authority, Missouri, Airport Special Obligation
	Bonds, Kansas City International Airport Terminal Modernization Project, Series 2019B:
23,675	5.000%, 3/01/46 (AMT)	3/29 at 100.00	A–	22,633,300
4,525	5.000%, 3/01/54 (AMT)	3/29 at 100.00	A–	4,236,984
400	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward	4/26 at 100.00	N/R	325,016
	Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016,
	5.000%, 4/01/46, 144A
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Improvement Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	A2	5,933,270
5,000	0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	A2	4,079,600
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	A2	3,925,450
4,470	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A,	1/28 at 100.00	AA	4,137,030
	4.000%, 1/01/42
1,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union	6/27 at 102.00	A	838,390
	Electric Company Project, Series 1998C, 2.750%, 9/01/33
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	5/26 at 100.00	A+	1,017,640
	Saint Luke’s Health System, Inc., Series 2016, 5.000%, 11/15/34
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	11/30 at 100.00	A+	829,160
	Saint Luke’s Health System, Inc., Series 2020, 4.000%, 11/15/50
3,080	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	3,113,572
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
1,260	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	10/23 at 100.00	A+	1,268,618
	Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34
11,010	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/31 at 100.00	AA	9,070,589
	BJC Health System, Series 2021A, 4.000%, 7/01/46
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2013A:
1,045	5.000%, 11/15/44	11/23 at 100.00	A2	1,050,183
11,090	5.000%, 11/15/48	11/23 at 100.00	A2	11,137,133
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mercy Health, Series 2017C:
2,000	5.000%, 11/15/42	11/27 at 100.00	A+	1,983,760
10,000	4.000%, 11/15/47	11/27 at 100.00	A+	8,328,400
6,265	5.000%, 11/15/47	11/27 at 100.00	A+	6,075,985
18,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	15,172,312
	Mercy Health, Series 2020, 4.000%, 6/01/53
1,800	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	2/29 at 100.00	A1	1,532,574
	Mosaic Health System, Series 2019A, 4.000%, 2/15/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	SSM Health Care, Series 2018A:
$ 2,000	4.000%, 6/01/48	6/28 at 100.00	A+	$ 1,679,780
3,500	5.000%, 6/01/48	6/28 at 100.00	A+	3,382,960
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy
	Hospital, Series 2017A:
1,250	4.000%, 5/15/42	5/25 at 102.00	A+	1,078,625
16,690	4.000%, 5/15/48	5/25 at 102.00	A+	13,809,139
7,925	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	7,092,637
	Services Projects, Series 2016A, 5.000%, 2/01/46
3,370	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	3,016,049
	Services Projects, Series 2016B, 5.000%, 2/01/46
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis
	University, Series 2017A:
725	4.000%, 10/01/36	4/27 at 100.00	A1	672,394
3,510	5.000%, 10/01/47	4/27 at 100.00	A1	3,584,026
2,000	Missouri Joint Municipal Electric Utility Commission, Power Supply System Revenue Bonds,	6/27 at 100.00	A2	2,006,280
	MoPEP Facilities, Series 2018, 5.000%, 12/01/43
1,000	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds,	12/22 at 100.00	N/R	952,460
	Series 2006, 5.000%, 1/01/37
375	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	363,795
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
1,000	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	818,180
	Village Saint Louis Obligated Group, Series 2018A, 5.125%, 9/01/48
169,225	Total Missouri			151,166,306
	Montana – 0.2% (0.1% of Total Investments)
2,090	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell	7/28 at 100.00	BBB	2,011,312
	Regional Medical Center, Series 2018B, 5.000%, 7/01/43
3,315	Montana Facility Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman	6/28 at 100.00	A	3,204,146
	Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48
5,405	Total Montana			5,215,458
	Nebraska – 0.2% (0.1% of Total Investments)
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds,
	Children’s Hospital Obligated Group, Refunding Series 2020A:
1,625	4.000%, 11/15/40	11/30 at 100.00	A1	1,425,336
1,000	4.000%, 11/15/50	11/30 at 100.00	A1	822,190
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
1,635	4.125%, 11/01/36	11/25 at 100.00	A	1,511,198
1,000	5.000%, 11/01/45	11/25 at 100.00	A	973,660
5,260	Total Nebraska			4,732,384
	Nevada – 1.0% (0.6% of Total Investments)
8,835	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A	8,955,509
	Bonds, Series 2018B, 5.000%, 7/01/43
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding
	Series 2015:
9,000	5.000%, 6/01/32	12/24 at 100.00	AA	9,266,940
5,000	5.000%, 6/01/39	12/24 at 100.00	AA	5,102,950
	Nevada System of Higher Education, Community College Revenue Bonds, Series 2017:
2,400	4.000%, 7/01/41	7/27 at 100.00	AA–	2,164,488
2,000	4.000%, 7/01/47	7/27 at 100.00	AA–	1,705,520
27,235	Total Nevada			27,195,407

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Hampshire – 0.6% (0.3% of Total Investments)
$ 5,000	National Finance Authority, New Hampshire, Hospital Facilities Revenue Bonds, Saint	5/31 at 100.00	AA	$ 4,184,900
	Elizabeth Medical Center, Inc., Series 2021A, 4.000%, 5/01/51
3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical	12/22 at 100.00	Baa3	3,208,660
	Center, Series 2012, 4.000%, 7/01/32
4,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	2/28 at 100.00	A	4,024,400
	Dartmouth-Hitchcock Obligated Group, Series 2018A, 5.000%, 8/01/35
5,000	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	No Opt. Call	A	4,663,300
	Dartmouth-Hitchcock Obligated Group, Series 2020A, 5.000%, 8/01/59
17,500	Total New Hampshire			16,081,260
	New Jersey – 5.3% (3.1% of Total Investments)
905	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/23 at 100.00	BBB+	907,335
	Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42
5,000	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project	11/29 at 100.00	BBB	4,912,250
	Revenue Bonds, Series 2020A, 5.000%, 11/01/40
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge
	Replacement Project, Series 2013:
1,965	5.000%, 1/01/31 – AGM Insured (AMT)	1/24 at 100.00	BBB+	1,954,448
1,865	5.125%, 1/01/39 – AGM Insured (AMT)	1/24 at 100.00	BBB+	1,808,062
1,585	5.125%, 7/01/42 – AGM Insured (AMT)	1/24 at 100.00	BBB+	1,512,153
6,030	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	BBB	6,210,297
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB (4)	2,170,400
	Refunding Series 2016BBB, 5.500%, 6/15/31 (Pre-refunded 12/15/26)
6,770	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	No Opt. Call	BBB	7,238,010
	2005N-1, 5.500%, 9/01/27 – NPFG Insured
2,825	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	6/24 at 100.00	BBB (4)	2,901,473
	2014UU, 5.000%, 6/15/30 (Pre-refunded 6/15/24)
2,410	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social	12/30 at 100.00	BBB	1,928,241
	Series 2021QQQ, 4.000%, 6/15/50
8,415	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	8,338,003
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43
5,275	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/31 at 100.00	Aa3	4,316,480
	Health Obligated Group, Series 2021A, 4.000%, 7/01/51
1,235	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	1,189,910
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
2,020	5.000%, 6/15/28	6/26 at 100.00	Baa1	2,082,579
3,340	5.000%, 6/15/29	6/26 at 100.00	Baa1	3,436,827
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	BBB	840,520
	Appreciation Series 2010A, 0.000%, 12/15/26
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
21,120	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	BBB	16,173,062
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	BBB+	6,190,400
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	BBB+	11,649,600
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	BBB	12,836,500
30,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	BBB	14,563,500
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB	1,227,120
	2009A, 0.000%, 12/15/32
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds,
	Series 2015AA:
1,690	5.250%, 6/15/33	6/25 at 100.00	BBB	1,714,201
2,840	5.000%, 6/15/45	6/25 at 100.00	BBB	2,729,183

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 2,800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB	$ 2,798,628
	2018A, 5.000%, 12/15/36
665	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	BBB	576,083
	2019A, 4.000%, 12/15/39
8,375	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/30 at 100.00	BBB	6,886,092
	2020AA, 4.000%, 6/15/45
2,460	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	A2	2,406,864
5,250	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022B, 5.250%, 1/01/52	1/33 at 100.00	N/R	5,466,090
	(UB) (WI/DD, Settling 11/03/22)
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%,	5/23 at 100.00	A+ (4)	575,238
	5/01/43 (Pre-refunded 5/01/23)
3,905	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	Baa2	3,766,607
	Series 2020A, 5.000%, 11/01/45
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
3,215	5.000%, 6/01/36	6/28 at 100.00	A–	3,244,964
1,405	5.000%, 6/01/46	6/28 at 100.00	BBB+	1,352,228
1,380	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	1,268,855
	Bonds, Series 2018B, 5.000%, 6/01/46
195,315	Total New Jersey			147,172,203
	New Mexico – 0.7% (0.4% of Total Investments)
3,370	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian	11/27 at 100.00	Aa3	3,399,420
	Healthcare Services, Series 2017A, 5.000%, 8/01/46
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian
	Healthcare Services, Series 2019A:
1,575	5.000%, 8/01/44	8/29 at 100.00	Aa3	1,588,151
12,360	4.000%, 8/01/48	8/29 at 100.00	Aa3	10,406,502
3,455	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds,	No Opt. Call	A2	3,629,547
	Series 1997, 6.000%, 2/01/27 – AGM Insured
20,760	Total New Mexico			19,023,620
	New York – 9.9% (5.8% of Total Investments)
6,600	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	No Opt. Call	Ba1	1,664,190
	Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/44
490	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	7/25 at 100.00	BBB	444,425
	Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35
3,125	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	3,132,625
	University, Series 2013A, 5.000%, 7/01/44
	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island
	Jewish Obligated Group, Series 2015A:
1,680	4.125%, 5/01/42	5/25 at 100.00	A–	1,467,950
3,195	5.000%, 5/01/43	5/25 at 100.00	A–	3,098,767
600	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	577,524
	Center Obligated Group, Series 2017, 5.000%, 12/01/34, 144A
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019A. Bidding Group 1,2,3,4:
4,000	5.000%, 3/15/44	3/29 at 100.00	Aa1	4,091,240
16,670	5.000%, 3/15/45	3/29 at 100.00	Aa2	16,998,899
20,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/30 at 100.00	Aa2	17,161,400
	General Purpose, Series 2019D, 4.000%, 2/15/47
5,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	BBB+	5,175,400
	Series 2005, 5.250%, 10/01/35

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Long Island Power Authority, New York, Electric System General Revenue Bonds,
	Series 2014A:
$ 1,155	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A2	$ 1,076,229
3,000	5.000%, 9/01/39	9/24 at 100.00	A	3,045,990
860	5.000%, 9/01/44	9/24 at 100.00	A	873,029
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	5,174,250
	2018, 5.000%, 9/01/37
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding	No Opt. Call	AA	6,404,100
	Series 2012A, 0.000%, 11/15/32
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	BBB+	4,830,400
	2013A, 5.000%, 11/15/38
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
500	0.000%, 10/01/37 (5)	12/22 at 100.00	N/R	400,000
1,000	0.000%, 10/01/46 (5)	12/22 at 100.00	N/R	800,000
5,900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	5,933,807
	General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/30 at 100.00	AA+	4,451,300
	General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	5,031,150
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/26 at 100.00	Aa1	2,031,940
	Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/40
3,760	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/27 at 100.00	Aa1	3,811,136
	Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/28 at 100.00	Aa1	5,088,200
	Subordinate Fiscal 2018 Series C-3, 5.000%, 5/01/41
20,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/29 at 100.00	Aa1	17,710,600
	Subordinate Fiscal 2019 Subseries C-1, 4.000%, 11/01/42
9,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/31 at 100.00	Aa1	8,234,301
	Subordinate Fiscal 2022 Subseries B-1, 4.000%, 8/01/45
5,260	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/32 at 100.00	Aa1	5,343,424
	Subordinate Fiscal 2022 Subseries C-1, 5.000%, 2/01/51
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1,	12/26 at 100.00	AA–	2,097,822
	5.000%, 12/01/41
11,000	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1,	8/29 at 100.00	AA–	9,655,470
	4.000%, 8/01/42
2,040	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%, 8/01/40	8/30 at 100.00	AA–	1,828,554
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1:
2,000	5.000%, 3/01/44	3/31 at 100.00	AA–	2,051,640
3,000	5.000%, 3/01/50	3/31 at 100.00	AA–	3,053,790
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	12/22 at 100.00	AA–	5,007
2,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit	11/25 at 100.00	A2	1,973,680
	Fee Secured, Refunding Series 2015, 5.000%, 11/15/45
240	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B,	12/22 at 100.00	Baa1	240,002
	6.500%, 6/01/35
1,235	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	No Opt. Call	BBB	1,244,127
	Series Series 2016A-1, 5.625%, 6/01/35
25,170	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	22,114,362
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
3,665	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series	3/31 at 100.00	AA+	3,111,915
	2021A-1, 4.000%, 3/15/47
19,000	New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Empire	9/31 at 100.00	AA+	16,394,910
	Series 2021A, 4.000%, 3/15/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
$ 2,000	4.000%, 7/01/35 – AGM Insured (AMT)	7/24 at 100.00	BBB	$ 1,794,260
19,700	5.000%, 7/01/46 (AMT)	7/24 at 100.00	Baa3	18,011,513
23,490	5.250%, 1/01/50 (AMT)	7/24 at 100.00	Baa3	22,079,660
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
145	5.000%, 8/01/26 (AMT)	11/22 at 100.00	B–	144,451
5,940	5.000%, 8/01/31 (AMT)	11/22 at 100.00	B–	5,836,406
3,805	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B–	3,778,023
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.250%, 8/01/31 (AMT)
2,700	New York Transportation Development Corporation, New York, Special Facility Revenue	12/32 at 100.00	BBB	2,545,182
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2022, 5.000%,
	12/01/37 (AMT)
3,050	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	1/28 at 100.00	BB+	2,972,103
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018, 5.000%,
	1/01/33 (AMT)
1,310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	A+	1,318,921
	Seventy Eighth Series 2013, 5.000%, 12/01/43 (AMT)
4,320	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	A+	4,377,197
	Seventy Ninth Series 2013, 5.000%, 12/01/38
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	A+	5,083,450
	Eleventh Series 2018, 5.000%, 9/01/48
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/30 at 100.00	A+	1,621,120
	Twenty-One Series 2020, 4.000%, 7/15/50 (AMT)
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
2,835	5.000%, 1/01/29 (AMT)	1/26 at 100.00	CC	2,355,800
2,700	5.000%, 1/01/34 (AMT)	1/26 at 100.00	CC	1,960,065
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
1,250	5.000%, 6/01/45	6/27 at 100.00	CCC+	1,088,075
2,850	5.000%, 6/01/48	6/27 at 100.00	N/R	2,437,234
303,835	Total New York			275,227,015
	North Carolina – 1.8% (1.1% of Total Investments)
12,250	Fayetteville State University, North Carolina, General Revenue Bonds, Series 2013A,	4/23 at 100.00	BBB+	12,337,465
	5.125%, 4/01/43
2,500	Greater Asheville Regional Airport Authority, North Carolina, Airport System Revenue	7/32 at 100.00	A1	2,539,675
	Bonds, Series 2022A, 5.500%, 7/01/47 – AGM Insured (AMT)
5,730	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot	6/25 at 100.00	BBB–	5,164,564
	Lanes Project, Series 2015, 5.000%, 6/30/54 (AMT)
11,145	North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex	1/30 at 100.00	A2	9,254,808
	Healthcare, Series 2020A, 4.000%, 7/01/49
1,570	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/24 at 102.00	N/R	1,491,830
	Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/31
9,245	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Novant	11/29 at 100.00	AA–	7,867,125
	Health Obligated Group, Series 2019A, 4.000%, 11/01/49
500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding	1/26 at 100.00	A	516,785
	Series 2015A, 5.000%, 1/01/32
11,480	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien	1/30 at 100.00	BBB	10,617,163
	Series 2019, 5.000%, 1/01/49
54,420	Total North Carolina			49,789,415

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota – 0.2% (0.1% of Total Investments)
$ 5,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/27 at 100.00	BBB–	$ 3,807,850
	Obligated Group, Series 2017A, 4.000%, 12/01/47
700	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	604,632
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
2,000	University of North Dakota, Certificates of Participation, Housing Infrastructure	6/30 at 100.00	A1	1,674,880
	Project, Series 2021A, 4.000%, 6/01/46 – AGM Insured
7,700	Total North Dakota			6,087,362
	Ohio – 5.5% (3.2% of Total Investments)
6,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities	11/26 at 100.00	BBB+	5,946,000
	Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.250%, 11/15/46
6,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A,	2/28 at 100.00	A+	5,571,000
	4.000%, 8/01/36
1,340	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B,	6/27 at 100.00	A+	1,369,199
	5.000%, 6/01/45
24,740	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	2,472,763
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
1,580	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	1,252,845
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
40,410	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	34,059,973
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Refunding
	Series 2017:
3,960	4.000%, 11/15/34	11/27 at 100.00	A3	3,642,210
3,000	4.000%, 11/15/35	11/27 at 100.00	A3	2,754,540
	Cleveland-Cuyahoga County Port Authority, Ohio, Cultural Facility Revenue Bonds, The
	Cleveland Museum of Natural History Project, Series 2021:
205	4.000%, 7/01/40	7/31 at 100.00	A3	181,794
300	4.000%, 7/01/41	7/31 at 100.00	A3	264,417
2,000	Columbus-Franklin County Finance Authority, Ohio, Tax Increment Financing Revenue Bonds,	6/29 at 100.00	N/R	1,804,720
	Bridge Park D Block Project, Series 2019A-1, 5.000%, 12/01/51
4,795	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	4,235,471
	Project, Series 2013, 5.000%, 6/15/43
8,000	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, TriHealth, Inc. Obligated	8/27 at 100.00	A+	7,817,760
	Group Project, Series 2017A, 5.000%, 8/15/42
16,820	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	Aa3 (4)	16,871,133
	Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23) (UB) (8)
1,000	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	Aa3 (4)	1,003,040
	Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
265	11.637%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (8)	1/23 at 100.00	Aa3 (4)	268,191
1,315	11.722%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (8)	1/23 at 100.00	Aa3 (4)	1,330,990
625	11.722%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (8)	1/23 at 100.00	Aa3 (4)	632,600
975	11.722%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (8)	1/23 at 100.00	Aa3 (4)	986,856
8,360	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc.,	8/25 at 100.00	Baa1 (4)	8,689,969
	Refunding Series 2015, 5.000%, 8/15/45 (Pre-refunded 8/15/25)
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System	2/23 at 100.00	Ba2	1,893,640
	Obligated Group Project, Series 2013, 5.000%, 2/15/33
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	2,593,770
	FirstEnergy Generation Corporation Project, Refunding Series 2009D, 3.375%, 8/01/29
	(Mandatory Put 9/15/21)
4,350	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series	6/25 at 100.00	A2	4,410,509
	2015A, 5.000%, 12/01/44

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 3,710	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/31 at 100.00	A+	$ 4,011,883
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 0.000%, 2/15/36 (7)
	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1:
1,500	5.250%, 2/15/39 (Pre-refunded 2/15/23)	2/23 at 100.00	A+ (4)	1,509,000
10,530	5.000%, 2/15/48 (Pre-refunded 2/15/23)	2/23 at 100.00	A+ (4)	10,585,809
	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission,
	Infrastructure Projects, Junior Lien Series 2018A:
3,375	4.000%, 2/15/38	2/28 at 100.00	A+	3,135,780
16,325	5.000%, 2/15/43	2/28 at 100.00	N/R	16,865,847
5,450	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	5,038,470
	Nuclear Generating Corporation Project, Series 2009A, 4.750%, 6/01/33 (Mandatory Put 6/01/22)
725	Warren County, Ohio, Healthcare Facilities Revenue Bonds, Otterbein Homes Obligated	7/29 at 100.00	A	605,875
	Group, Refunding Series 2019A, 4.000%, 7/01/45
182,905	Total Ohio			151,806,054
	Oklahoma – 0.4% (0.2% of Total Investments)
1,800	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/32 at 100.00	N/R	1,593,216
	Project, Taxable Series 2022, 5.500%, 8/15/41
3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A,	6/23 at 100.00	Baa1 (4)	3,038,310
	5.625%, 6/01/43 (Pre-refunded 6/01/23) (AMT)
4,985	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A,	6/24 at 100.00	Baa1 (4)	5,089,785
	5.000%, 6/01/45 (Pre-refunded 6/01/24) – BAM Insured (AMT)
1,000	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	987,700
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/37
10,785	Total Oklahoma			10,709,011
	Oregon – 3.2% (1.9% of Total Investments)
2,435	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	2,550,200
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
725	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc.,	11/25 at 102.00	N/R	612,023
	Series 2020A, 5.250%, 11/15/50
4,875	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint	1/26 at 100.00	A2	4,713,150
	Charles Health System, Inc., Series 2016A, 5.000%, 1/01/48
15,440	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A,	6/26 at 100.00	A+	15,102,019
	5.000%, 6/01/46
2,410	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2022A,	6/32 at 100.00	A+	2,332,519
	5.000%, 6/01/52
3,085	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services Project, Refunding	10/30 at 100.00	BBB+	2,961,137
	Series 2020A, 5.000%, 10/01/40
1,500	Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B,	7/26 at 100.00	AA–	1,545,705
	5.000%, 7/01/39
	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2017-24B:
3,255	5.000%, 7/01/35 (AMT)	1/27 at 100.00	AA–	3,264,114
1,000	5.000%, 7/01/37 (AMT)	1/27 at 100.00	A+	993,120
24,645	5.000%, 7/01/47 (AMT)	1/27 at 100.00	A+	23,773,306
33,870	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series	5/29 at 100.00	A+	27,904,477
	2019A, 4.000%, 5/15/49
2,000	University of Oregon, General Revenue Bonds, Series 2018A, 5.000%, 4/01/48	4/28 at 100.00	AA–	2,045,720
95,240	Total Oregon			87,797,490
	Pennsylvania – 6.3% (3.7% of Total Investments)
7,500	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	7,256,250
	Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/47

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2020B:
$ 1,670	4.000%, 6/01/45	12/30 at 100.00	A+	$ 1,429,837
2,000	4.000%, 6/01/50	12/30 at 100.00	A+	1,670,020
3,800	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	N/R	3,790,272
	Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 4.375%, 1/01/35 (Mandatory
	Put 7/01/22)
345	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	354,460
	Settlement, Series 2018, 5.000%, 6/01/34
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
3,500	5.000%, 7/01/37	7/27 at 100.00	A	3,652,460
8,385	5.000%, 7/01/42	7/27 at 100.00	A	8,518,573
16,515	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn State Health,	11/29 at 100.00	A2	16,132,678
	Series 2021, 5.000%, 11/01/51
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
5,400	0.000%, 12/01/33	No Opt. Call	A	3,169,908
11,000	0.000%, 12/01/38	No Opt. Call	A	4,833,950
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
2,875	5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (4)	2,933,707
2,500	5.125%, 12/01/47	12/23 at 100.00	A	2,433,800
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2018A:
2,400	5.000%, 9/01/35	9/28 at 100.00	A	2,461,080
5,210	5.000%, 9/01/43	9/28 at 100.00	A	5,175,353
	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,
	Thomas Jefferson University, Series 2019:
500	4.000%, 9/01/44	9/29 at 100.00	A	424,940
165	4.000%, 9/01/49	9/29 at 100.00	A	136,273
3,430	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1 (4)	3,562,707
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
	(Pre-refunded 1/15/25)
1,900	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS	11/27 at 103.00	A–	1,512,970
	Retirement-Life Communities, Inc. Obligated Group, Series 2020, 4.000%, 11/15/43
5,155	Neshaminy School District, Bucks County, Pennsylvania, General Obligation Bonds, Series	5/30 at 100.00	Aa1	4,586,403
	2022, 4.000%, 11/01/46
235	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	11/24 at 100.00	N/R	222,670
	National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (AMT)
9,575	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	Aa3	8,397,371
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/44
16,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A3	18,546,438
	2009E, 6.375%, 12/01/38
4,305	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1,	6/25 at 100.00	A+	4,288,684
	5.000%, 12/01/45
6,935	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2021B, 5.000%, 12/01/51	6/31 at 100.00	A+	6,672,926
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series	12/24 at 100.00	A3	2,011,320
	2014A-1, 5.000%, 12/01/38
14,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	15,816,310
	6.250%, 6/01/33 – AGM Insured
6,890	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1,	12/25 at 100.00	A3	6,662,974
	5.000%, 12/01/45
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1,	12/25 at 100.00	A3	4,816,000
	5.000%, 12/01/46

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 9,240	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A3	$ 7,432,564
	4.000%, 12/01/50
8,360	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2021A,	9/31 at 100.00	A1	7,136,347
	4.000%, 9/01/46 – BAM Insured
7,400	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%,	7/27 at 100.00	A–	7,020,750
	7/01/47 (AMT)
2,150	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	A2	1,824,297
	Bonds, First Lien Series 2020B, 4.000%, 9/01/50 – AGM Insured
10,000	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds,	8/25 at 100.00	AA	10,186,700
	Series 2016, 5.000%, 8/15/38 – BAM Insured
187,590	Total Pennsylvania			175,070,992
	Puerto Rico – 1.7% (1.0% of Total Investments)
3,270	Children’s Trust Fund, Puerto Rico, Tobacco Settlement Asset-Backed Bonds, Refunding	12/22 at 100.00	BB	3,269,771
	Series 2002, 5.500%, 5/15/39
1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	N/R	1,091,145
	5.500%, 7/01/29 – AMBAC Insured
465	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A,	No Opt. Call	AA+	471,928
	5.125%, 6/01/24 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
36	0.000%, 7/01/24	No Opt. Call	N/R	33,098
90	0.000%, 7/01/27	No Opt. Call	N/R	70,196
88	0.000%, 7/01/29	7/28 at 98.64	N/R	61,149
114	0.000%, 7/01/31	7/28 at 91.88	N/R	69,712
128	0.000%, 7/01/33	7/28 at 86.06	N/R	68,815
1,093	4.500%, 7/01/34	7/25 at 100.00	N/R	993,690
3,291	4.550%, 7/01/40	7/28 at 100.00	N/R	2,846,419
2,796	0.000%, 7/01/46	7/28 at 41.38	N/R	608,969
17,208	0.000%, 7/01/51	7/28 at 30.01	N/R	2,678,081
29,935	5.000%, 7/01/58	7/28 at 100.00	N/R	25,743,501
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
3,875	4.329%, 7/01/40	7/28 at 100.00	N/R	3,259,650
20	4.536%, 7/01/53	7/28 at 100.00	N/R	16,128
2,484	4.784%, 7/01/58	7/28 at 100.00	N/R	2,057,150
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Refunding
	Series 2007CC:
765	5.500%, 7/01/28 – NPFG Insured	No Opt. Call	Baa2	769,835
2,300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	A2	2,321,275
69,058	Total Puerto Rico			46,430,512
	Rhode Island – 0.5% (0.3% of Total Investments)
7,230	Rhode Island Health and Educational Building Corporation, Higher Education Facility	9/23 at 100.00	AA+	7,282,634
	Revenue Bonds, Brown University, Series 2013, 5.000%, 9/01/43
3,320	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue	5/26 at 100.00	BBB+	3,129,465
	Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39
30,175	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/22 at 17.44	CCC–	4,054,917
	Bonds, Series 2007A, 0.000%, 6/01/52
40,725	Total Rhode Island			14,467,016
	South Carolina – 4.4% (2.6% of Total Investments)
	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds,
	Lexington Medical Center, Series 2016:
7,500	5.000%, 11/01/41	5/26 at 100.00	A	7,407,000
3,180	5.000%, 11/01/46	5/26 at 100.00	A	3,030,063

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
$ 21,565	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	$ 15,952,924
1,250	0.000%, 1/01/31 – AGC Insured	No Opt. Call	A3	890,213
4,610	Rock Hill, South Carolina, Combined Utility System Revenue Bonds, Series 2016,	1/26 at 100.00	A	4,685,512
	5.000%, 1/01/47
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,
	Bishop Gadsden Episcopal Retirement Community, Series 2019A:
645	5.000%, 4/01/44	4/26 at 103.00	BBB–	561,466
625	5.000%, 4/01/49	4/26 at 103.00	BBB–	528,819
1,640	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	10/25 at 100.00	A1	1,669,651
	Furman University, Refunding Series 2015, 5.000%, 10/01/45
1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod	5/28 at 100.00	AA–	1,006,610
	Health Projects, Refunding & Improvement Series 2018, 5.000%, 11/01/43
8,150	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	7,845,190
	Improvement Series 2015A, 5.000%, 12/01/50
12,760	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A–	12,324,246
	Series 2014C, 5.000%, 12/01/46
9,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	8,570,250
	Series 2016B, 5.000%, 12/01/56
2,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	6/32 at 100.00	A3	2,004,675
	Series 2022A, 4.000%, 12/01/52
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2022B:
8,855	4.000%, 12/01/39	6/32 at 100.00	A3	7,725,987
5,335	4.000%, 12/01/43	6/32 at 100.00	A–	4,477,452
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations,
	Series 2014A:
6,615	5.000%, 12/01/49	6/24 at 100.00	A–	6,370,377
3,455	5.500%, 12/01/54	6/24 at 100.00	A–	3,460,805
	South Carolina State Ports Authority, Revenue Bonds, Series 2015:
4,140	5.250%, 7/01/55 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	A+ (4)	4,306,759
860	5.250%, 7/01/55 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	A1 (4)	894,641
	South Carolina State Ports Authority, Revenue Bonds, Series 2018:
5,350	5.000%, 7/01/48 (AMT)	7/28 at 100.00	A+	5,229,785
8,000	5.000%, 7/01/55 (AMT)	7/28 at 100.00	A+	7,719,920
5,000	South Carolina State Ports Authority, Revenue Bonds, Series 2019A, 5.000%, 7/01/54	7/29 at 100.00	A+	5,094,900
10,000	South Carolina State Ports Authority, Revenue Bonds, Series 2019B, 5.000%, 7/01/44 (AMT)	7/29 at 100.00	N/R	9,815,000
132,035	Total South Carolina			121,572,245
	South Dakota – 0.9% (0.5% of Total Investments)
11,320	South Dakota Board of Regents, Housing and Auxiliary Facilities System Revenue Bonds,	10/27 at 100.00	Aa3	10,049,669
	Series 2017, 4.000%, 4/01/42
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional
	Health, Refunding Series 2017:
2,685	4.000%, 9/01/36	9/27 at 100.00	A1	2,438,544
4,225	5.000%, 9/01/40	9/27 at 100.00	A1	4,194,791
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/24 at 100.00	A+	948,610
	Series 2014B, 5.000%, 11/01/44
7,665	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	7,237,370
	Series 2015, 5.000%, 11/01/45
26,895	Total South Dakota			24,868,984
	Tennessee – 1.4% (0.8% of Total Investments)
9,460	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	9,489,421
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$ 9,000	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/28 at 100.00	A–	$ 8,850,150
	Ballad Health, Series 2018A, 5.000%, 7/01/36
17,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue	1/27 at 100.00	A	16,599,820
	Bonds, Covenant Health, Refunding Series 2016A, 5.000%, 1/01/42
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A,	No Opt. Call	BBB+	4,044,280
	5.250%, 9/01/26
39,460	Total Tennessee			38,983,671
	Texas – 18.4% (10.8% of Total Investments)
1,975	Allen Independent School District, Collin County, Texas, General Obligation Bonds,	2/26 at 100.00	AAA	2,048,213
	School Building Series 2016, 5.000%, 2/15/39
	Austin, Texas, Airport System Revenue Bonds, Series 2015:
3,000	5.000%, 11/15/39 (AMT)	11/24 at 100.00	A	2,934,450
3,040	5.000%, 11/15/44 (AMT)	11/24 at 100.00	A	2,917,610
4,500	Austin, Texas, Airport System Revenue Bonds, Series 2017B, 5.000%, 11/15/46 (AMT)	11/26 at 100.00	A	4,275,900
15,065	Austin, Texas, Airport System Revenue Bonds, Series 2019B, 5.000%, 11/15/44 (AMT)	11/29 at 100.00	A	14,458,483
	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A:
3,000	5.000%, 11/15/38	11/25 at 100.00	Aa3	3,086,730
13,705	5.000%, 11/15/45 (UB) (8)	11/25 at 100.00	Aa3	13,917,428
5,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2013A,	5/23 at 100.00	AA–	5,048,150
	5.000%, 11/15/43
1,450	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016,	11/26 at 100.00	AA–	1,500,098
	5.000%, 11/15/41
	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds,
	Series 2014:
1,000	5.000%, 7/10/37 – BAM Insured	7/23 at 100.00	A1	1,005,890
1,575	5.000%, 7/10/38 – BAM Insured	7/23 at 100.00	A1	1,583,962
	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax
	Series 2015:
1,060	5.000%, 8/15/34 (Pre-refunded 8/15/24) – AGM Insured	8/24 at 100.00	A– (4)	1,092,351
1,160	5.000%, 8/15/35 (Pre-refunded 8/15/24) – AGM Insured	8/24 at 100.00	A– (4)	1,195,403
2,000	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/31	9/25 at 100.00	A–	2,062,680
	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien
	Series 2013A:
765	5.000%, 1/01/43 (Pre-refunded 1/01/23)	1/23 at 100.00	Baa1 (4)	767,326
1,100	5.000%, 1/01/43 (Pre-refunded 1/01/23) – AGM Insured	1/23 at 100.00	A2 (4)	1,103,344
665	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien	1/23 at 100.00	Baa2 (4)	666,855
	Series 2013, 5.000%, 1/01/42 (Pre-refunded 1/01/23)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	Baa1	1,485,458
2,205	0.000%, 1/01/37	No Opt. Call	Baa1	1,044,376
2,160	0.000%, 1/01/38	No Opt. Call	Baa1	962,950
1,000	0.000%, 1/01/40	No Opt. Call	Baa1	380,430
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,600	5.000%, 1/01/35 (Pre-refunded 7/01/25)	7/25 at 100.00	Baa1 (4)	2,711,904
3,035	5.000%, 1/01/45 (Pre-refunded 7/01/25)	7/25 at 100.00	Baa1 (4)	3,165,626
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea	8/23 at 100.00	A–	1,011,750
	Public Schools, Series 2013, 6.000%, 8/15/43
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
1,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	859,590
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	833,760
2,000	Corpus Christi, Texas, Utility System Revenue Bonds, Improvement Junior Lien Series	7/23 at 100.00	AA– (4)	2,024,140
	2013, 5.000%, 7/15/43 (Pre-refunded 7/15/23)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,175	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Senior Lien Series	12/24 at 100.00	Aa2 (4)	$ 1,216,301
	2014A, 5.000%, 12/01/36 (Pre-refunded 12/01/24)
1,680	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A,	12/25 at 100.00	Aa2 (4)	1,762,757
	5.000%, 12/01/48 (Pre-refunded 12/01/25)
1,230	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood	8/23 at 100.00	N/R (4)	1,253,837
	Jr. Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28
	(Pre-refunded 8/15/23)
200	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	192,886
	2014A, 5.250%, 9/01/44
5,000	Deer Park Independent School District, Harris County, Texas, General Obligation Bonds,	8/32 at 100.00	Aaa	5,213,050
	School Building Series 2022, 5.000%, 8/15/47
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series 2013,	8/23 at 100.00	BBB+	1,004,350
	5.000%, 8/15/33
7,760	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier	10/23 at 100.00	BBB	7,626,295
	Series 2013A, 5.125%, 10/01/43
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding	4/30 at 100.00	A2	8,275,100
	First Tier Series 2020C, 4.000%, 10/01/49
10,760	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (4)	10,930,331
	Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)
5,295	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	5,408,366
	Lien Series 2018A. Tela Supported, 5.000%, 10/01/48
4,105	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender	10/23 at 100.00	AA (4)	4,365,093
	Option Bond Trust 2015-XF0228, 11.840%, 11/01/44 (Pre-refunded 10/01/23), 144A (IF) (8)
4,960	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds,	12/22 at 100.00	B3	4,851,326
	Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (AMT)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	12/22 at 100.00	A+ (4)	1,001,460
	Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35
	(Pre-refunded 12/01/22)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,
	Houston Methodist Hospital System, Series 2015:
1,895	4.000%, 12/01/45	6/25 at 100.00	AA	1,638,645
4,480	5.000%, 12/01/45	6/25 at 100.00	AA	4,408,902
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue
	Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
1,615	5.000%, 6/01/28	6/23 at 100.00	Baa2	1,551,837
3,000	5.000%, 6/01/38	6/23 at 100.00	Baa2	2,584,170
5,150	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2016A,	8/26 at 100.00	AA	5,304,088
	5.000%, 8/15/41
5,000	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2018A,	2/28 at 100.00	AA	4,392,500
	4.000%, 8/15/48
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
510	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	183,151
1,020	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	342,271
1,255	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	394,999
3,305	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	978,181
4,460	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	1,241,932
6,500	0.000%, 11/15/47 – AGM Insured	11/31 at 46.45	A2	1,604,330

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
$ 495	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	BB+	$ 450,168
105	0.000%, 11/15/24 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	97,727
4,390	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	BB+	3,099,955
50	0.000%, 11/15/29 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	38,485
625	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	BB+	418,550
105	0.000%, 11/15/30 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	77,230
7,570	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	BB+	4,792,416
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	BB+	124,417
260	0.000%, 11/15/33	11/31 at 88.44	BB+	143,941
2,045	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	BB+	1,055,036
1,130	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	BB+	512,749
4,370	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	BB+	1,738,954
2,260	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	BB+	839,974
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien
	Series 2014C:
600	5.000%, 11/15/33	11/24 at 100.00	BBB–	606,444
400	5.000%, 11/15/34	11/24 at 100.00	BBB–	403,884
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien
	Series 2014A:
1,000	5.000%, 11/15/28	11/24 at 100.00	BBB	1,018,810
1,000	5.000%, 11/15/30	11/24 at 100.00	BBB	1,017,540
3,440	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G,	11/31 at 53.78	BBB	1,124,846
	0.000%, 11/15/41 – NPFG Insured
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	BB	531,320
	0.000%, 11/15/33 – NPFG Insured
1,000	Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee	12/31 at 100.00	BBB–	863,070
	Revenue Bonds, Senior Lien Series 2022A, 4.000%, 12/01/39
7,570	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018A,	7/28 at 100.00	A	7,387,639
	5.000%, 7/01/41 (AMT)
5,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	No Opt. Call	B	4,950,900
	Technical Operations Center Project, Series 2018, 5.000%, 7/15/28 (AMT)
380	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	B	375,106
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
1,885	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	No Opt. Call	B–	1,874,802
	Terminal E Project, Refunding Series 2020A, 5.000%, 7/01/27 (AMT)
1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	No Opt. Call	B–	994,550
	Terminal Improvements Project, Refunding Series 2020B-2, 5.000%, 7/15/27 (AMT)
1,015	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	9/24 at 100.00	A	1,021,831
	Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	2,907,742
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,543,705
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A	2,225,743
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A	8,107,258
1,470	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	939,345
	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien
	Series 1998A:
4,680	0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	4,667,364
12,030	0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	11,997,639
1,360	Jacksonville Independent School District, Cherokee County, Texas, General Obligation	2/24 at 100.00	Aaa (4)	1,388,764
	Bonds, School Building Series 2014, 5.000%, 2/15/39 (Pre-refunded 2/15/24)
2,675	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series	8/24 at 100.00	AA– (4)	2,754,902
	2014, 5.000%, 8/01/34 (Pre-refunded 8/01/24)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Leander Independent School District, Williamson and Travis Counties, Texas, General
	Obligation Bonds, Refunding Series 2015A:
$ 8,000	4.000%, 8/15/37	8/25 at 100.00	AAA	$ 7,508,400
2,275	5.000%, 8/15/40	8/25 at 100.00	AAA	2,343,409
1,750	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds	11/25 at 100.00	A–	1,736,368
	Series 2015, 5.000%, 11/01/35 (AMT)
6,500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/26 at 100.00	A	6,503,770
	Transmission Services Corporation Project, Refunding Series 2016, 5.000%, 5/15/46
1,350	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds,	2/23 at 100.00	AAA (4)	1,357,155
	School Building Series 2013A, 5.000%, 2/15/43 (Pre-refunded 2/15/23)
9,180	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds,	No Opt. Call	A	9,647,537
	Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (AMT)
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,000	5.750%, 12/01/33	12/25 at 100.00	B1	989,010
3,000	6.125%, 12/01/38	12/25 at 100.00	B1	2,986,440
2,835	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	11/22 at 104.00	BB–	2,673,348
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
4,735	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing	4/24 at 100.00	A2	4,777,142
	Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M
	University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured
460	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds,	7/21 at 100.00	N/R (4)	480,686
	Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)
3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding	12/22 at 100.00	A1	3,862,470
	Senior Lien Series 2013, 5.000%, 12/15/33
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
4,030	0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	N/R (4)	4,775,107
8,470	6.750%, 9/01/45 (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (4)	10,465,616
7,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+ (4)	7,445,690
	Appreciation Series 2008I, 6.500%, 1/01/43 (Pre-refunded 1/01/25)
2,500	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	1,300,450
	0.000%, 1/01/36 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier,
	Series 2015A:
13,355	5.000%, 1/01/33	1/25 at 100.00	A	13,645,471
1,000	5.000%, 1/01/34	1/25 at 100.00	A	1,018,720
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E,	No Opt. Call	AA	816,411
	0.000%, 10/01/35
205	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series	2/24 at 100.00	Ba1	206,337
	2014A, 5.125%, 2/01/39
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%,	12/22 at 100.00	A	2,501,200
	7/01/27 (AMT)
1,000	San Antonio, Texas, Water System Revenue Bonds, Refunding Junior Lien Series 2018A,	5/28 at 100.00	AA	1,016,960
	5.000%, 5/15/48
1,925	Stephen F. Austin State University, Texas, Revenue Bonds, Refunding & Improvement Series	10/28 at 100.00	A1	1,980,305
	2016, 5.000%, 10/15/42
7,500	Tarrant County College District, Texas, General Obligation Bonds, Series 2022,	8/32 at 100.00	AAA	7,927,125
	5.000%, 8/15/40
515	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A3 (4)	522,560
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33
	(Pre-refunded 9/01/23)
2,700	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	4/32 at 100.00	AA–	2,376,216
	Revenue Bonds, Methodist Hospital of Dallas, Series 2022, 4.000%, 10/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	$ 1,283,338
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/32
3,195	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	7/32 at 100.00	A+	2,551,048
	Christus Health, Series 2022A, 4.000%, 7/01/53
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,001,700
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
2,415	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds,	No Opt. Call	A–	2,502,012
	Senior Lien Series 2008D, 6.250%, 12/15/26
530	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE	12/29 at 100.00	Baa2	445,799
	Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien
	Series 2019A, 4.000%, 12/31/39
19,735	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	12/25 at 100.00	Baa3	18,112,388
	Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%,
	12/31/55 (AMT)
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013:
1,335	7.000%, 12/31/38 (AMT)	9/23 at 100.00	Baa3	1,363,102
4,040	6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	4,111,952
34,395	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue	6/29 at 100.00	Baa3	30,737,436
	Bonds, NTE Mobility Partners Segments 3 LLC Segments 3C Project, Series 2019, 5.000%,
	6/30/58 (AMT)
	Texas State, General Obligation Bonds, Texas Transportation Commission, Highway
	Improvement Series 2014:
1,200	5.000%, 4/01/44 (Pre-refunded 4/01/24)	4/24 at 100.00	AAA (4)	1,227,756
800	5.000%, 4/01/44 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	817,392
2,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund,	4/24 at 100.00	AAA (4)	2,049,040
	Refunding Series 2014, 5.000%, 10/01/34 (Pre-refunded 4/01/24)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	First Tier Series 2015B:
8,335	0.000%, 8/15/36	8/24 at 59.60	A3	4,088,484
10,960	5.000%, 8/15/37	8/24 at 100.00	A3	11,166,048
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
2,100	5.000%, 8/15/33	8/24 at 100.00	Baa1	2,120,832
15,750	5.000%, 8/15/42	8/24 at 100.00	Baa1	15,803,550
1,875	Texas Transportation Commission, State Highway 249 System Revenue Bonds, First Tier Toll	2/29 at 100.00	Baa3	1,715,644
	Series 2019A, 5.000%, 8/01/57
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier
	Series 2002A:
2,020	0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	1,968,510
9,980	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A3	9,703,454
3,830	0.000%, 8/15/24 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	3,606,481
21,170	0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	A3	19,811,733
	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master
	Trust Series 2017A:
10,000	4.000%, 10/15/42 (UB) (8)	10/27 at 100.00	AAA	9,265,300
5,000	5.000%, 10/15/42	10/27 at 100.00	AAA	5,151,200
16,600	5.000%, 10/15/42 (UB) (8)	10/27 at 100.00	AAA	17,101,984
5,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/28 at 100.00	AAA	5,122,000
	Trust Series 2018B, 5.000%, 4/15/49
2,490	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds,	9/25 at 100.00	Baa2	2,387,487
	Infrastructure Improvement Facilities, Series 2018, 5.000%, 9/01/40
1,735	Via Metropolitan Transit Advanced Transportation District, Texas, Sales Tax Revenue	8/24 at 100.00	AA+ (4)	1,786,824
	Bonds, Refunding & Improvement Series 2014, 5.000%, 8/01/38 (Pre-refunded 8/01/24)
190	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities	12/22 at 100.00	CC	190,399
	Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (AMT)

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 780	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,	8/25 at 35.55	Aaa (4)	$ 249,959
	Capital Appreciation Series 2015, 0.000%, 8/15/50 (Pre-refunded 8/15/25)
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,
	School Building Series 2015B:
8,000	0.000%, 8/15/45	8/25 at 44.15	Aaa	2,403,520
1,000	0.000%, 8/15/45 (Pre-refunded 8/15/25)	8/25 at 44.15	Aaa (4)	397,980
4,370	0.000%, 8/15/50	8/25 at 35.55	Aaa	989,936
1,850	0.000%, 8/15/50 (Pre-refunded 8/15/25)	8/25 at 35.55	Aaa (4)	592,851
570,020	Total Texas			509,654,863
	Utah – 1.6% (1.0% of Total Investments)
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A:
15,000	5.000%, 7/01/42 (AMT)	7/27 at 100.00	A	14,569,650
12,055	5.000%, 7/01/47 (AMT)	7/27 at 100.00	A	11,500,470
4,500	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%,	7/28 at 100.00	A	4,288,185
	7/01/48 (AMT)
9,850	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2021A, 5.000%,	7/31 at 100.00	A2	9,354,052
	7/01/51 (AMT)
5,795	Utah Charter School Finance Authority, Charter School Revenue Bonds, Hawthorn Academy	4/26 at 100.00	AA	5,890,154
	Project, Series 2016, 5.000%, 10/15/46
47,200	Total Utah			45,602,511
	Virgin Islands – 0.4% (0.2% of Total Investments)
3,825	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds,	No Opt. Call	N/R	3,872,430
	Series 2022A, 5.000%, 10/01/30
120	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement	12/22 at 100.00	A1	120,072
	Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31
1,800	Virgin Islands Public Finance Authority, Federal Highway Grant Anticipation Loan Note	9/25 at 100.00	A	1,852,236
	Revenue Bonds, Series 2015, 5.000%, 9/01/33, 144A
2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Refunding	12/22 at 100.00	Baa2	2,021,920
	Series 2006, 5.000%, 10/01/27 – FGIC Insured
2,240	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Working Capital	10/24 at 100.00	A2	2,270,285
	Series 2014A, 5.000%, 10/01/34 – AGM Insured, 144A
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding	12/22 at 100.00	Caa3	701,413
	Series 2007A, 5.000%, 7/01/24
10,715	Total Virgin Islands			10,838,356
	Virginia – 2.0% (1.2% of Total Investments)
550	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College,	12/22 at 100.00	BB–	535,035
	Series 2006, 5.000%, 9/01/26
560	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue	7/30 at 100.00	A+	476,482
	Bonds, Virginia Hospital Center, Series 2020, 4.000%, 7/01/45
515	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	500,755
	Appreciation Series 2012B, 0.000%, 7/15/40 (7)
1,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	Aa2	859,430
	Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (8)
1,000	Fairfax County Redevelopment and Housing Authority, Virginia, Multifamily Housing	12/22 at 100.00	AA+	1,003,000
	Revenue Bonds, FHA-Insured Mortgage – Cedar Ridge Project, Series 2007, 4.850%, 10/01/48 (AMT)
16,445	Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton	7/32 at 100.00	Aa2	14,103,068
	Roads Transportation Fund, Senior Lien Series 2022A, 4.000%, 7/01/52
2,300	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra	1/32 at 100.00	Baa1	1,890,462
	Health Obligated Group, Refunding Series 2021, 4.000%, 1/01/47
6,250	Northern Virginia Transportation Commission, Transportation District Special Obligation	6/32 at 100.00	AA	6,586,812
	Revenue Bonds, Transforming Rail In Virginia Program, Green Series 2022, 5.000%, 6/01/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$ 6,115	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed	11/22 at 100.00	B–	$ 5,333,809
	Bonds, Series 2007B1, 5.000%, 6/01/47
15,605	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform	6/27 at 100.00	Baa3	14,076,022
	66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/56 (AMT)
9,625	Virginia Small Business Financing Authority, Revenue Bonds, 95 Express Lanes LLC	12/32 at 100.00	Baa1	9,255,207
	Project, Refunding Senior Lien Series 2022, 5.000%, 12/31/47 (AMT)
59,965	Total Virginia			54,620,082
	Washington – 3.7% (2.2% of Total Investments)
2,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station,	7/24 at 100.00	AA–	2,034,960
	Refunding Series 2014A, 5.000%, 7/01/40
2,375	Grant County Public Utility District 2, Washington, Revenue Bonds, Priest Rapids	1/26 at 100.00	Aa3 (4)	2,498,500
	Hydroelectric Project, Refunding Series 2015A, 5.000%, 1/01/41 (Pre-refunded 1/01/26)
3,750	King County Public Hospital District 2, Washington, General Obligation Bonds,	12/29 at 100.00	Aa3	3,263,925
	EvergreenHealth, Limited Tax 2020A, 4.000%, 12/01/45
2,270	Port Everett, Washington, Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/46	6/26 at 100.00	A2	2,318,147
	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2018A:
6,000	5.000%, 5/01/36 (AMT)	5/27 at 100.00	A+	6,087,120
19,735	5.000%, 5/01/43 (AMT)	5/27 at 100.00	A+	19,310,500
1,145	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2019, 5.000%,	4/29 at 100.00	A+	1,100,986
	4/01/44 (AMT)
4,550	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Private Activity	8/32 at 100.00	A1	4,340,336
	Series 2022B, 5.000%, 8/01/47 (AMT)
12,550	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2021C,	8/31 at 100.00	A+	12,009,095
	5.000%, 8/01/46 (AMT)
15,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement	7/31 at 100.00	AA	12,799,800
	Series 2021A, 4.000%, 7/01/51
10,000	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue	6/23 at 100.00	BBB+ (4)	10,097,800
	Bonds, Series 2013A, 5.000%, 5/01/43 (Pre-refunded 6/01/23)
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	12/22 at 100.00	AA–	4,010,200
	Services, Refunding Series 2012A, 5.000%, 10/01/32
11,500	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital,	4/25 at 100.00	Aa2	11,518,170
	Series 2015A, 5.000%, 10/01/45 (UB)
6,200	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	BBB–	3,467,908
	Bonds, Refunding Series2021B. Exchange Purchase, 3.000%, 7/01/58
2,525	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle	5/30 at 100.00	A	2,080,398
	University, Series 2020, 4.000%, 5/01/45
320	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement	1/23 at 100.00	BBB–	273,891
	Community, Refunding Series 2012, 5.000%, 1/01/48
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C,	No Opt. Call	AA+	6,129,691
	0.000%, 6/01/24 – NPFG Insured
110,400	Total Washington			103,341,427
	West Virginia – 1.0% (0.6% of Total Investments)
7,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A (4)	7,088,410
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	(Pre-refunded 6/01/23)
15,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	14,025,450
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52
2,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	1,892,520
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/47
6,750	West Virginia Parkways Authority, Turnpike Toll Revenue Bonds, Senior Lien Series 2021,	6/31 at 100.00	AA–	5,958,563
	4.000%, 6/01/43
30,750	Total West Virginia			28,964,943

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.9% (1.7% of Total Investments)
$ 3,235	Milwaukee, Wisconsin, General Obligation Bonds, Promissory Note Series 2022-B4, 5.000%,	4/32 at 100.00	N/R	$ 3,387,271
	4/01/36 – AGM Insured
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, First Tier Series 2018A-1:
34	0.000%, 1/01/47, 144A (5)	No Opt. Call	N/R	664
30	0.000%, 1/01/48, 144A (5)	No Opt. Call	N/R	553
29	0.000%, 1/01/49, 144A (5)	No Opt. Call	N/R	515
29	0.000%, 1/01/50, 144A (5)	No Opt. Call	N/R	465
28	0.000%, 1/01/51, 144A (5)	No Opt. Call	N/R	435
36	0.000%, 1/01/52, 144A (5)	No Opt. Call	N/R	527
36	0.000%, 1/01/53, 144A (5)	No Opt. Call	N/R	495
35	0.000%, 1/01/54, 144A (5)	No Opt. Call	N/R	451
34	0.000%, 1/01/55, 144A (5)	No Opt. Call	N/R	419
33	0.000%, 1/01/56, 144A (5)	No Opt. Call	N/R	392
1,811	0.000%, 7/01/56, 144A (5)	3/28 at 100.00	N/R	1,008,383
37	0.000%, 1/01/57, 144A (5)	No Opt. Call	N/R	410
36	0.000%, 1/01/58, 144A (5)	No Opt. Call	N/R	379
35	0.000%, 1/01/59, 144A (5)	No Opt. Call	N/R	351
34	0.000%, 1/01/60, 144A (5)	No Opt. Call	N/R	324
34	0.000%, 1/01/61, 144A (5)	No Opt. Call	N/R	302
33	0.000%, 1/01/62, 144A (5)	No Opt. Call	N/R	278
32	0.000%, 1/01/63, 144A (5)	No Opt. Call	N/R	258
31	0.000%, 1/01/64, 144A (5)	No Opt. Call	N/R	241
31	0.000%, 1/01/65, 144A (5)	No Opt. Call	N/R	223
33	0.000%, 1/01/66, 144A (5)	No Opt. Call	N/R	223
401	0.000%, 1/01/67, 144A (5)	No Opt. Call	N/R	2,432
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
59	0.000%, 1/01/46, 144A (5)	No Opt. Call	N/R	1,238
59	0.000%, 1/01/47, 144A (5)	No Opt. Call	N/R	1,137
58	0.000%, 1/01/48, 144A (5)	No Opt. Call	N/R	1,075
58	0.000%, 1/01/49, 144A (5)	No Opt. Call	N/R	1,011
57	0.000%, 1/01/50, 144A (5)	No Opt. Call	N/R	929
62	0.000%, 1/01/51, 144A (5)	No Opt. Call	N/R	968
1,606	1.000%, 7/01/51, 144A (5)	3/28 at 100.00	N/R	738,630
62	0.000%, 1/01/52, 144A (5)	No Opt. Call	N/R	898
61	0.000%, 1/01/53, 144A (5)	No Opt. Call	N/R	843
61	0.000%, 1/01/54, 144A (5)	No Opt. Call	N/R	790
60	0.000%, 1/01/55, 144A (5)	No Opt. Call	N/R	739
59	0.000%, 1/01/56, 144A (5)	No Opt. Call	N/R	696
59	0.000%, 1/01/57, 144A (5)	No Opt. Call	N/R	652
58	0.000%, 1/01/58, 144A (5)	No Opt. Call	N/R	610
57	0.000%, 1/01/59, 144A (5)	No Opt. Call	N/R	577
57	0.000%, 1/01/60, 144A (5)	No Opt. Call	N/R	539
56	0.000%, 1/01/61, 144A (5)	No Opt. Call	N/R	502
56	0.000%, 1/01/62, 144A (5)	No Opt. Call	N/R	472
55	0.000%, 1/01/63, 144A (5)	No Opt. Call	N/R	442
54	0.000%, 1/01/64, 144A (5)	No Opt. Call	N/R	419
54	0.000%, 1/01/65, 144A (5)	No Opt. Call	N/R	391
53	0.000%, 1/01/66, 144A (5)	No Opt. Call	N/R	356
693	0.000%, 1/01/67, 144A (5)	No Opt. Call	N/R	4,205
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian	7/23 at 100.00	N/R (4)	5,058,700
	HealthCare, Inc., Series 2013B, 5.000%, 7/01/36 (Pre-refunded 7/01/23)
2,545	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	5/28 at 100.00	Aa2	2,149,329
	Alliance Senior Credit Group, Series 2013B-1, 4.000%, 11/15/43
10,715	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc.	8/31 at 100.00	A1	8,754,476
	Obligated Group, Inc. Project, Series 2021, 4.000%, 8/15/46
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc.
	Project, Series 2021:
1,690	4.000%, 10/01/41	10/28 at 102.00	N/R	1,304,342
2,000	4.000%, 10/01/61	10/28 at 102.00	N/R	1,314,520

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$ 2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	7/27 at 100.00	A+	$ 2,101,250
	Agnesian HealthCare, Inc., Series 2017, 4.000%, 7/01/47
10,225	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	Aa2	9,876,839
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.500%, 11/15/39
1,870	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Beloit	7/26 at 100.00	A	1,516,589
	Health System, Inc., Series 2016, 4.000%, 7/01/46
4,220	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/27 at 100.00	Aa3	3,715,288
	Children’s Hospital of Wisconsin, Inc., Series 2017, 4.000%, 8/15/42
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Marshfield Clinic, Series 2016A:
12,440	5.000%, 2/15/42	2/26 at 100.00	A–	12,101,756
6,000	5.000%, 2/15/46	2/26 at 100.00	A–	5,806,140
1,525	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Oakwood	1/27 at 103.00	N/R	1,024,099
	Lutheran Senior Ministries, Series 2021, 4.000%, 1/01/57
10,235	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint	4/32 at 100.00	AA	10,212,381
	John’s Communities Inc., Refunding Series 2022A, 5.000%, 4/01/52
11,270	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/29 at 100.00	A1	9,301,018
	ThedaCare Inc, Series 2019, 4.000%, 12/15/49
91,856	Total Wisconsin			79,400,837
$ 5,332,648	Total Municipal Bonds (cost $5,000,075,334)			4,713,408,313

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 0.0% (0.0% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc	$ 94,641
32,524	Invesco Quality Municipal Income Trust	287,837
	Total Investment Companies (cost $530,611)	382,478

Principal			Reference
Amount (000)	Description (1)	Coupon (9)	Rate (9)	Spread (9)	Maturity (10)	Ratings (3)	Value
	VARIABLE RATE SENIOR LOAN INTERESTS – 0.0% (0.0% of Total Investments) (9)
	Hotels, Restaurants & Leisure – 0.0% (0.0% of Total Investments)
$ 160	Lombard Starwood Westin Hotel Conference Center and Hotel	7.500%	N/A	N/A	12/31/23	N/R	$ 159,652
	Project Revenue Bonds, Term Loan, 7.500%, 12/31/23 (cash 7.500%,
	PIK 7.500%) (11)
$ 160	Total Variable Rate Senior Loan Interests (cost $159,652)						159,652
	Total Long-Term Investments (cost $5,000,765,597)						4,713,950,443
	Borrowings – (1.9)% (12)						(52,400,000)
	Floating Rate Obligations – (3.5)%						(96,685,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (26.3)% (13)						(727,215,997)
	MuniFund Preferred Shares, net of deferred offering costs – (24.5)% (14)						(678,473,218)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (18.2)% (15)						(503,098,217)
	Other Assets Less Liabilities – 4.0%						109,554,372
	Net Assets Applicable to Common Shares – 100%						$ 2,765,632,383

NAD	Nuveen Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	For fair value measurement disclosure purposes, investment classified as Level 3.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(9)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.
(10)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.
(11)	Senior loan received as part of the bondholder funding agreement during March 2022 for Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds, Lombard Public Facilities Corporation, First Tier Series 2018A-1, 0.000%, 7/01/56, 144A.
(12)	Borrowings as a percentage of Total Investments is 1.1%.
(13)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 15.4%
(14)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 14.4%.
(15)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 10.7%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
N/A	Not Applicable.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NEA	Nuveen AMT-Free Quality Municipal
Income Fund
Portfolio of Investments
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 171.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 171.4% (100.0% of Total Investments)
	Alabama – 1.2% (0.7% of Total Investments)
$ 15,520	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health,	5/26 at 100.00	N/R	$ 15,324,603
	Series 2016B, 5.000%, 11/15/46
5,920	Autauga County Board of Education, Alabama, Special Tax Warrants, Series 2021,	10/31 at 100.00	AA–	4,964,157
	4.000%, 4/01/51
875	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020, 4.000%,	7/30 at 100.00	A3	821,555
	7/01/35 – BAM Insured
4,250	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama,	2/26 at 100.00	A–	4,139,203
	Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 5.000%, 2/01/41
4,900	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	4,656,960
	Spring Hill College Project, Series 2015, 5.875%, 4/15/45
1,000	Southeast Energy Authority, Alabama, Commodity Supply Revenue Bonds, Project 3, Series	9/29 at 100.10	N/R	1,011,390
	2022A-1, 2022A-2, 5.500%, 1/01/53 (Mandatory Put 12/01/29) (WI/DD, Settling 11/01/2022)
7,270	Southeast Energy Authority, Alabama, Commodity Supply Revenue Bonds, Project 4, Series	5/28 at 100.34	A2	7,161,095
	2022B-1, 5.000%, 5/01/53 (Mandatory Put 8/01/28)
5,310	Tuscaloosa County Industrial Development Authority, Alabama, Gulf Opportunity Zone	5/29 at 100.00	N/R	4,330,464
	Bonds, Hunt Refining Project, Refunding Series 2019A, 5.250%, 5/01/44, 144A
45,045	Total Alabama			42,409,427
	Alaska – 0.0% (0.0% of Total Investments)
495	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	6/31 at 100.00	BBB+	389,035
	Bonds, Senior Series 2021A Class 1, 4.000%, 6/01/50
	Arizona – 1.8% (1.1% of Total Investments)
1,025	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	7/27 at 100.00	AA–	1,024,201
	Math & Science Projects, Series 2017A, 5.000%, 7/01/51
7,115	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series	7/25 at 100.00	A2	7,276,937
	2015B, 5.000%, 7/01/43 – AGM Insured
1,315	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	9/28 at 100.00	A2	1,307,583
	HonorHealth, Series 2019A, 5.000%, 9/01/42
8,895	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds,	3/31 at 100.00	A2	7,094,474
	HonorHealth, Series 2021A, 4.000%, 9/01/51
5,135	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	4,846,362
	Refunding Series 2016A, 4.000%, 1/01/36
6,550	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/29 at 100.00	A	5,335,433
	Series 2019A, 4.000%, 7/01/49
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion
	Project, Series 2005B:
6,545	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	7,402,722
10,000	5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	11,208,000
3,035	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Medical	4/31 at 100.00	A	2,437,075
	Center, Series 2021A, 4.000%, 4/01/46
3,000	Queen Creek, Arizona, Excise Tax & State Shared Revenue Obligation Bonds, Series 2018A,	8/28 at 100.00	AA	3,103,080
	5.000%, 8/01/47
11,080	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	BBB+	10,933,744
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
63,695	Total Arizona			61,969,611

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California – 7.7% (4.5% of Total Investments)
$ 3,335	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second	10/32 at 100.00	BBB	$ 3,332,732
	Subordinate Lien Series 2022C, 5.000%, 10/01/52 – AGM Insured
22,880	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series	No Opt. Call	A–	14,886,872
	1999A, 0.000%, 10/01/32 – NPFG Insured
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds,	No Opt. Call	AA	3,370,240
	Series 2005B, 0.000%, 8/01/28 – AGM Insured
3,450	Antelope Valley Joint Union High School District, Los Angeles and Kern Counties,	No Opt. Call	Aa3	2,607,959
	California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,
	Series 2013S-4:
5,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	5,041,000
6,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	A1 (4)	6,559,930
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/24 at 100.00	Aa3 (4)	10,249,400
	Series 2014F-1, 5.000%, 4/01/54 (Pre-refunded 4/01/24)
8,000	Beverly Hills Unified School District, Los Angeles County, California, General	No Opt. Call	AA+	5,112,800
	Obligation Bonds, Series 2009, 0.000%, 8/01/33
	Burbank Unified School District, Los Angeles County, California, General Obligation
	Bonds, Election 2013, Series 2015A:
2,250	0.000%, 8/01/32 (Pre-refunded 2/01/25) (5)	2/25 at 100.00	A+ (4)	2,248,830
1,350	0.000%, 8/01/33 (Pre-refunded 2/01/25) (5)	2/25 at 100.00	A+ (4)	1,349,298
125	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	6/30 at 100.00	BBB–	115,923
	Los Angeles County Securitization Corporation, Series 2020B-1, 5.000%, 6/01/49
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount
	University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	3,147,325
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	5,476,169
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	6,796,387
1,350	0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	575,532
110	California Health Facilities Financing Authority, Revenue Bonds, CommonSpirit Health,	4/30 at 100.00	BBB+	84,905
	Series 2020A, 4.000%, 4/01/49
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA– (4)	536,328
	System, Series 2013A, 5.000%, 7/01/37 (Pre-refunded 7/01/23)
1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	BBB–	1,458,765
	Refunding Series 2017A, 5.000%, 7/01/42
965	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series	10/26 at 100.00	BBB–	911,510
	2017, 5.000%, 10/15/47
2,930	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	2,970,639
	Series 2013I, 5.000%, 11/01/38
5,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2017,	8/26 at 100.00	AA–	4,894,950
	4.000%, 8/01/36
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	12/22 at 100.00	AA–	5,008
9,130	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	6/26 at 100.00	BB–	8,303,461
	Linda University Medical Center, Series 2016A, 5.250%, 12/01/56, 144A
	California Statewide Community Development Authority, Revenue Bonds, Daughters of
	Charity Health System, Series 2005A:
128	5.750%, 7/01/30 2030 2030 (6),(7)	1/22 at 100.00	N/R	128,199
165	5.750%, 7/01/35 2035 2035 (6),(7)	1/22 at 100.00	N/R	164,569
197	5.500%, 7/01/39 (6),(7)	1/22 at 100.00	N/R	197,483
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System	No Opt. Call	AA	7,937,573
	Improvement Project, Series 1999a, 0.000%, 8/01/29 – AMBAC Insured
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds,	No Opt. Call	Baa2 (4)	4,350,407
	Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)
3,330	Contra Costa Community College District, Contra Costa County, California, General	8/23 at 100.00	AA+ (4)	3,376,920
	Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38 (Pre-refunded 8/01/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 7,775	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	No Opt. Call	BBB	$ 4,554,206
	Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
910	0.000%, 1/15/42 (5)	1/31 at 100.00	Baa2	923,304
3,350	5.750%, 1/15/46 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	3,453,080
8,350	6.000%, 1/15/49 (Pre-refunded 1/15/24)	1/24 at 100.00	Baa2 (4)	8,628,389
118,565	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	12/31 at 27.75	N/R	9,931,004
	Asset-Backed Bonds, Capital Appreciation Series 2021B-2, 0.000%, 6/01/66
5,000	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	AA–	3,323,850
	Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured
3,040	Kern Community College District, California, General Obligation Bonds, Safety, Repair &	No Opt. Call	AA	2,940,045
	Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured
1,500	Lincoln Unified School District, Placer County, California, Special Tax Bonds, Community	No Opt. Call	N/R	1,269,795
	Facilities District 1, Series 2005, 0.000%, 9/01/26 – AMBAC Insured
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds,	12/22 at 100.00	N/R (4)	996,711
	Series 1994, 5.375%, 2/15/34 (ETM)
2,490	Madera Unified School District, Madera County, California, General Obligation Bonds,	No Opt. Call	Baa2	2,064,882
	Election 2002 Series 2005, 0.000%, 8/01/27 – NPFG Insured
10,335	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	AA	8,597,273
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)
5,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	BBB+	6,270,440
	Series 2009B, 6.500%, 11/01/39
120	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993A,	10/21 at 100.00	N/R (4)	121,301
	5.125%, 12/01/23 – AMBAC Insured (ETM)
14,100	New Haven Unified School District, California, General Obligation Bonds, Refunding	No Opt. Call	Aa3	8,576,748
	Series 2009, 0.000%, 8/01/34 – AGC Insured
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	Aa3	1,904,875
	Obligation Bonds, Election 2002 Series 2005B, 0.000%, 8/01/29
1,865	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue	No Opt. Call	Baa2	1,946,482
	Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured
	Orange County Water District, California, Revenue Certificates of Participation,
	Series 2003B:
1,745	5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured	8/32 at 100.00	N/R (4)	1,950,526
1,490	5.000%, 8/15/34 – NPFG Insured (ETM)	5/21 at 100.00	Aa1 (4)	1,632,265
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation	No Opt. Call	Aa3	759,940
	Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	BBB–	1,863,240
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	No Opt. Call	BBB–	5,574,851
	8/01/33 – AGC Insured
1,020	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding	No Opt. Call	AA+ (4)	1,040,706
	Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation	No Opt. Call	Aa3	1,433,430
	Bonds, 2010 Election Series 2011A, 0.000%, 8/01/28
625	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/31 at 100.00	BBB+	522,150
	RCTC 91 Express Lanes, Refunding Series 2021B-1, 4.000%, 6/01/46
760	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	BBB+ (4)	771,696
	Series 2013A, 5.750%, 6/01/44 (Pre-refunded 6/01/23)
515	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family	No Opt. Call	AA+ (4)	520,413
	Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)
4,080	San Diego County Regional Airport Authority, California, Airport Revenue Bonds,	7/27 at 100.00	A–	4,024,471
	Subordinate Series 2017A, 5.000%, 7/01/47

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco	5/23 at 100.00	A	$ 3,968,840
	International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road
	Revenue Bonds, Refunding Senior Lien Series 2014A:
10,595	5.000%, 1/15/44 (Pre-refunded 1/15/25)	1/25 at 100.00	BBB (4)	11,006,404
32,725	5.000%, 1/15/50 (Pre-refunded 1/15/25)	1/25 at 100.00	BBB (4)	33,995,712
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	No Opt. Call	Baa2	7,143,019
	Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured
2,965	San Juan Unified School District, Sacramento County, California, General Obligation	No Opt. Call	A+	2,374,520
	Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation	No Opt. Call	AA+	3,464,966
	Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured
15,750	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997	No Opt. Call	AA	6,771,240
	Election Series 2012G, 0.000%, 8/01/39 – AGM Insured
	San Ysidro School District, San Diego County, California, General Obligation Bonds,
	Refunding Series 2015:
5,000	0.000%, 8/01/46	8/25 at 32.80	A3	1,439,850
6,570	0.000%, 8/01/47	8/25 at 30.90	A3	1,781,258
2,630	Union Elementary School District, Santa Clara County, California, General Obligation	No Opt. Call	Baa2	2,379,335
	Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured
426,635	Total California			266,112,331
	Colorado – 13.8% (8.0% of Total Investments)
1,365	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series	12/24 at 102.00	N/R	1,091,481
	2019, 5.000%, 12/01/51
6,600	Aerotropolis Regional Transportation Authority, Colorado, Special Revenue Bonds, Series	12/26 at 103.00	N/R	4,710,090
	2021, 4.375%, 12/01/52
2,500	Arapahoe County Water and Wastewater Authority, Colorado, Revenue Bonds, Refunding	12/29 at 100.00	AA	2,305,275
	Series 2019, 4.000%, 12/01/38
3,315	Aurora, Colorado, Sewer Improvement Revenue Bonds, Seam Facility and Other System	8/31 at 100.00	AA+	2,931,256
	Improvements Project, First Lien Series 2021, 4.000%, 8/01/46
9,000	Boulder Valley School District RE2, Boulder County, Colorado, General Obligation Bonds,	6/29 at 100.00	AA+	7,883,370
	Series 2019A, 4.000%, 12/01/48
500	Brighton Crossing Metropolitan District 6, Brighton, Colorado, Limited Tax General	12/25 at 103.00	N/R	395,195
	Obligation Bonds, Series 2020A-3, 5.000%, 12/01/50
1,150	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General	12/30 at 100.00	A2	959,663
	Obligation Limited Tax Bonds, Refunding & Improvement Series 2020, 4.000%, 12/01/50 –
	AGM Insured
1,060	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Improvement	12/23 at 103.00	N/R	928,125
	Series 2018, 5.250%, 12/01/48
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &
	Improvement Series 2017:
1,575	5.000%, 12/01/37, 144A	12/22 at 103.00	N/R	1,432,777
3,620	5.000%, 12/01/47, 144A	12/22 at 103.00	N/R	3,078,412
1,250	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BBB– (4)	1,276,137
	Refunding Series 2013A, 5.375%, 12/01/33 (Pre-refunded 12/01/23)
115	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds,	12/23 at 100.00	BB (4)	116,707
	Refunding Series 2014, 5.000%, 12/01/43 (Pre-refunded 12/01/23)
3,500	Cherokee Metropolitan District, Colorado, Water and Wastewater Revenue Bonds, Series	8/30 at 100.00	AA	2,969,505
	2020, 4.000%, 8/01/50 – BAM Insured
1,700	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds,	7/24 at 100.00	BB	1,591,489
	Skyview Academy Project, Series 2014, 5.375%, 7/01/44, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The
	Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
$ 2,005	5.000%, 6/01/34 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	$ 2,127,726
4,615	5.000%, 6/01/35 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	4,897,484
7,205	5.000%, 6/01/36 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	7,646,018
8,715	5.000%, 6/01/37 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	9,248,445
4,105	5.000%, 6/01/42 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	4,356,267
8,545	5.000%, 6/01/47 (Pre-refunded 6/01/27)	6/27 at 100.00	N/R (4)	9,068,040
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated
	Group, Series 2021A:
9,750	4.000%, 11/15/46	11/31 at 100.00	AA	8,087,138
22,605	4.000%, 11/15/50	11/31 at 100.00	AA	18,338,080
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health	5/28 at 100.00	AA	3,003,030
	System/Sunbelt Obligated Group, Series 2018A, 5.000%, 11/15/48
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+ (4)	5,015,950
	Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital	12/23 at 100.00	A+	4,948,600
	Colorado Project, Series 2013A, 5.000%, 12/01/36
4,290	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living	1/24 at 102.00	N/R	3,724,835
	Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,
	Series 2019A-2:
9,225	5.000%, 8/01/44	8/29 at 100.00	BBB+	8,809,875
37,100	4.000%, 8/01/49	8/29 at 100.00	BBB+	28,928,725
3,410	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health,	11/32 at 100.00	N/R	3,465,822
	Series 2022A, 5.500%, 11/01/47
4,600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Living	12/27 at 103.00	A–	3,399,814
	Communities & Services, Series 2020A, 4.000%, 12/01/50
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good	6/23 at 100.00	N/R (4)	1,011,610
	Samaritan Society Project, Series 2013, 5.625%, 6/01/43 (Pre-refunded 6/01/23)
750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project,	5/27 at 100.00	BB+	704,925
	Refunding & Improvement Series 2017A, 5.250%, 5/15/37
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,	9/25 at 100.00	Baa1	1,339,830
	Refunding Series 2015B, 4.000%, 9/01/34
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center,
	Series 2020A:
7,080	4.000%, 9/01/45	9/30 at 100.00	Baa1	5,608,634
3,000	4.000%, 9/01/50	9/30 at 100.00	Baa1	2,219,970
5,275	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health, Series	11/29 at 100.00	A+	4,591,466
	2019A, 4.000%, 11/01/39
3,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	3,093,717
	Refunding Series 2019A, 4.000%, 1/01/38
10,265	Colorado Health Facilities Authority, Colorado, Revenue Bonds, SCL Health System,	1/30 at 100.00	AA–	9,412,800
	Refunding Series 2019B, 4.000%, 1/01/40
4,150	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds,	12/24 at 100.00	BBB	3,879,835
	Senior Lien Series 2017, 5.000%, 12/31/56
	Colorado International Center Metropolitan District 14, Denver, Colorado, Limited Tax
	General Obligation Bonds, Refunding & Improvement Series 2018:
1,895	5.625%, 12/01/32	12/23 at 103.00	N/R	1,789,525
2,660	5.875%, 12/01/46	12/23 at 103.00	N/R	2,371,709
	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise
	Revenue Bonds, Series 2017B:
2,000	5.000%, 12/01/42	12/27 at 100.00	A+	2,059,080
1,225	5.000%, 12/01/47	12/27 at 100.00	A+	1,252,661
1,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/27 at 100.00	A+ (4)	1,602,945
	Revenue Bonds, Refunding Series 2016B, 5.000%, 3/01/41 (Pre-refunded 3/01/27)

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	9/27 at 100.00	AA	$ 1,839,380
	Revenue Bonds, Refunding Series 2017A, 4.000%, 3/01/40
6,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System	3/28 at 100.00	AA	5,836,090
	Revenue Bonds, Refunding Series 2017E, 4.000%, 3/01/43
8,000	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series	3/30 at 100.00	AA–	6,900,800
	2020R, 4.000%, 3/15/45
2,550	Colorado State, Certificates of Participation, Lease Purchase Agreement Department of	6/30 at 100.00	AA–	2,279,318
	Transportation Second Amended & Restated Headquarters Facilities, Refunding Series 2020,
	4.000%, 6/15/41
5,000	Colorado State, Certificates of Participation, Rural Series 2018A, 4.000%, 12/15/35	12/28 at 100.00	AA–	4,738,200
	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
7,115	5.000%, 8/01/41 (Pre-refunded 8/01/26)	8/26 at 100.00	A1 (4)	7,520,768
1,000	5.000%, 8/01/46 (Pre-refunded 8/01/26)	8/26 at 100.00	A1 (4)	1,057,030
1,250	Copper Ridge Metropolitan District, Colorado Springs, Colorado, Tax Increment and Sales	12/24 at 103.00	N/R	1,090,188
	Tax Supported Revenue Bonds, Series 2019, 5.000%, 12/01/39
	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2022B:
2,930	5.000%, 11/15/47	11/32 at 100.00	AA–	3,000,320
1,700	5.250%, 11/15/53	11/32 at 100.00	AA–	1,755,658
12,900	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A	12,781,320
	2013B, 5.000%, 11/15/43
2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	12/28 at 100.00	A	2,446,950
	2018B, 5.000%, 12/01/48
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center
	Hotel, Refunding Senior Lien Series 2016:
5,120	5.000%, 12/01/32	12/26 at 100.00	BBB–	5,152,973
2,935	5.000%, 12/01/35	12/26 at 100.00	BBB–	2,911,314
1,800	5.000%, 12/01/40	12/26 at 100.00	BBB–	1,731,366
355	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado	12/23 at 103.00	N/R	345,230
	Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A
1,500	DIATC Metropolitan District, Commerce City, Adams County, Colorado, General Obligation	9/24 at 103.00	N/R	1,218,225
	Limited Tax Bonds, Refunding & Improvement Series 2019, 5.000%, 12/01/49, 144A
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
45,540	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	32,333,855
16,635	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	10,589,176
49,250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	29,573,148
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	7,279,955
2,900	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	1,642,067
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	9,575,600
1,200	El Paso County School District 3, Widefield, Colorado, Certificates of Participation,	12/31 at 100.00	AA	1,018,464
	Recreation Facility Project, Series 2021, 4.000%, 12/01/46 – AGM Insured
5,950	Falcon Area Water and Wastewater Authority (El Paso County, Colorado), Tap Fee Revenue	9/27 at 103.00	N/R	5,490,006
	Bonds, Series 2022A, 6.750%, 12/01/34, 144A
2,450	Firestone, Colorado, Water Enterprise Revenue Bones, Series 2020, 4.000%, 12/01/49 –	12/30 at 100.00	AA	2,073,288
	BAM Insured
1,755	Flying Horse Metropolitan District 2, El Paso County, Colorado, General Obligation	12/30 at 100.00	A2	1,464,530
	Limited Tax Bonds, Refunding & Improvement Series 2020A, 4.000%, 12/01/50 – AGM Insured
3,000	Foothills Park and Recreation District, Jefferson County, Colorado, Lease Revenue Bonds,	12/31 at 100.00	AA–	2,668,740
	Certificates of Participation, Series 2021, 4.000%, 12/01/41
5,700	Johnstown, Colorado, Wastewater Revenue Bonds, Series 2021, 4.000%, 12/01/46 –	12/31 at 100.00	AA	4,853,379
	AGM Insured
5,000	Leyden Rock Metropolitan District, Arvada, Jefferson County, Colorado, General	12/31 at 100.00	A3	4,086,400
	Obligation Limited Tax Bonds, Convertible to Unlimited Tax, Refunding & Improvement Series
	2021, 4.000%, 12/01/51 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,000	Little Thompson Water District, Colorado, Water Revenue Bonds, Series 2020,	12/30 at 100.00	AA–	$ 1,692,620
	4.000%, 12/01/50
1,000	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General	12/26 at 100.00	BBB+	1,007,180
	Obligation Bonds, Series 2016, 5.000%, 12/01/36
1,000	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series	12/26 at 100.00	AA+	989,060
	2017, 4.000%, 12/01/36
1,230	Morgan County Quality Water District, Morgan and Washington Counties, Colorado, Water	12/30 at 100.00	AA	1,040,543
	Revenue Bonds, Series 2020, 4.000%, 12/01/50 – AGM Insured
1,250	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado,	12/31 at 100.00	A1	1,012,975
	Limited Tax General Obligation Bonds, Refunding & Improvement Senior Series 2021A, 4.000%,
	12/01/51 – AGM Insured
1,085	North Range Metropolitan District 2, Adams County, Colorado , Limited Tax General	12/22 at 103.00	N/R	1,019,075
	Obligation Bonds, Refunding Special Revenue & Improvement Series 2017A, 5.750%, 12/01/47
5,000	Northern Colorado Water Conservancy District Building Corporation, Certificates of	7/31 at 100.00	AA+	4,226,500
	Participation, Refunding Series 2021, 4.000%, 7/01/51
4,250	Northern Colorado Water Conservancy District, Certificates of Participation, Series	7/31 at 100.00	Aa1	4,434,747
	2022, 5.250%, 7/01/52
1,220	Overlook Metropolitan District, Parker, Douglas County, Colorado, General Obligation	12/31 at 100.00	Baa3	1,106,150
	Limited Tax Bonds, Convertible to Unlimited Tax Refunding Series 2021A, 4.000%, 12/01/51 –
	BAM Insured
20,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	20,172,800
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45
3,040	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/29 at 100.00	A	2,946,155
	Revenue Bonds, Series 2019A, 4.000%, 12/01/37 – AGM Insured
3,000	Parker Water and Sanitation District, Douglas County, Colorado, Water and Sewer	11/32 at 100.00	AA+	2,638,830
	Enterprise Revenue Bonds, Refunding & Improvement Series 2022, 4.000%, 11/01/47
600	Pueblo Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, EVRAZ Project,	12/30 at 100.00	N/R	463,488
	Series 2021A, 4.750%, 12/01/45, 144A
	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and
	Special Revenue Bonds, Refunding & Improvement Series 2017:
8,765	5.000%, 12/01/42	12/27 at 100.00	A2	9,054,683
3,600	5.000%, 12/01/47	12/27 at 100.00	A2	3,700,764
2,350	Roaring Fork Transportation Authority, Colorado, Property Tax Revenue Bonds, Series	12/31 at 100.00	AA–	2,019,378
	2021A, 4.000%, 12/01/46
1,000	Sky Ranch Community Authority Board (Arapahoe County, Colorado), Limited Tax Supported	9/27 at 103.00	N/R	862,780
	District No. 3 Senior Bonds (Tax-Exempt Fixed Rate), Series 2022A and Subordinate Bonds
	(Tax-Exempt Fixed Rate), Series 2022B(3), 5.750%, 12/01/52, 144A
1,000	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General	12/24 at 103.00	N/R	850,370
	Obligation and Special Revenue Bonds, Refunding & improvement Series 2019A, 5.000%, 12/01/49
3,250	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General	12/26 at 100.00	AA	3,335,247
	Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/46 –
	AGM Insured
	Thompson Crossing Metropolitan District 6, Larimer County, Colorado, General Obligation
	Limited Tax Bonds, Refunding & Improvement Convertible to Unlimited Tax Series 2020:
835	3.000%, 12/01/30, 144A	No Opt. Call	Ba2	667,499
1,300	5.000%, 12/01/44, 144A	12/30 at 100.00	Ba2	1,136,798
995	Transport Metropolitan District 3, In the City of Aurora, Adams County, Colorado,	3/26 at 103.00	N/R	733,763
	General Obligation Limited Bonds, Series 2021A-1, 5.000%, 12/01/51
1,000	Triview Metropolitan District, El Paso County, Colorado, Water and Wastewater Enterprise	12/28 at 100.00	A3	740,030
	Revenue Bonds, Green Series 2020, 3.250%, 12/01/45 – BAM Insured
2,500	University of Colorado, Enterprise System Revenue Bonds, Refunding Green Series 2021A,	6/31 at 100.00	Aa1	2,175,625
	4.000%, 6/01/46
14,500	University of Colorado, Enterprise System Revenue Bonds, Series 2014A, 5.000%, 6/01/46	6/24 at 100.00	Aa1 (4)	14,872,215
	(Pre-refunded 6/01/24)

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 2,500	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General	12/26 at 100.00	A2	$ 2,460,250
	Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured
5,000	Weld County School District 6, Greeley, Colorado, General Obligation Bonds, Series 2020,	12/29 at 100.00	AA	5,273,700
	5.000%, 12/01/40
2,175	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017,	12/26 at 100.00	AA	2,292,907
	5.000%, 12/15/30
7,810	West Globeville Metropolitan District 1, Denver, Colorado, General Obligation Limited	12/29 at 103.00	N/R	6,790,873
	Tax Bonds, Series 2022, 6.750%, 12/01/52
500	Westerly Metropolitan District 4, Weld County, Colorado, General Obligation Limited Tax	3/26 at 103.00	N/R	397,220
	Bonds, Series 2021A-1, 5.000%, 12/01/50
558,120	Total Colorado			473,042,001
	Connecticut – 0.9% (0.5% of Total Investments)
1,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield	7/26 at 100.00	A–	1,670,740
	University, Series 2016Q-1, 5.000%, 7/01/46
10,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	7/31 at 100.00	N/R	8,267,200
	HealthCare Issue, Series 2021A, 4.000%, 7/01/51
2,800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, McLean	1/26 at 102.00	BB+	2,409,848
	Affiliates, Series 2020A, 5.000%, 1/01/55, 144A
7,165	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac	7/25 at 100.00	A–	7,164,928
	University, Refunding Series 2015L, 5.000%, 7/01/45
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart
	University, Series 2017I-1:
500	5.000%, 7/01/34	7/27 at 100.00	A3	513,385
2,425	5.000%, 7/01/42	7/27 at 100.00	A3	2,431,354
7,500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	5/30 at 100.00	AA–	7,933,725
	Series 2020A, 5.000%, 5/01/37
32,040	Total Connecticut			30,391,180
	Delaware – 0.4% (0.2% of Total Investments)
3,350	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series	7/23 at 100.00	AA– (4)	3,389,329
	2013, 5.000%, 7/01/32 (Pre-refunded 7/01/23)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center Project,	12/28 at 100.00	BBB	951,690
	Series 2018, 5.000%, 6/01/48
9,070	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015,	6/25 at 100.00	AA–	9,072,630
	5.000%, 6/01/55
13,420	Total Delaware			13,413,649
	District of Columbia – 4.0% (2.3% of Total Investments)
1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	11/22 at 100.00	BB–	1,147,750
	Properties LLC Issue, Series 2013, 5.000%, 10/01/45
107,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	12/22 at 23.49	N/R	20,733,390
	Bonds, Series 2006A, 0.000%, 6/15/46
9,500	District of Columbia, General Obligation Bonds, Series 2021D, 4.000%, 2/01/46	2/31 at 100.00	AA+	8,577,075
	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017:
3,500	5.000%, 4/01/35	4/27 at 100.00	A–	3,561,425
3,440	5.000%, 4/01/36	4/27 at 100.00	A–	3,496,485
60	5.000%, 4/01/36 (Pre-refunded 4/01/27)	4/27 at 100.00	N/R (4)	63,935
	Metropolitan Washington Airports Authority, Virginia, District of Columbia, Dulles Toll
	Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Refunding & Subordinate
	Lien Series 2019B:
12,455	4.000%, 10/01/44	10/29 at 100.00	Baa2	10,424,461
5,000	5.000%, 10/01/47	10/29 at 100.00	Baa2	4,856,200
13,710	4.000%, 10/01/49	10/29 at 100.00	Baa2	11,056,567

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
$ 17,000	Metropolitan Washington Airports Authority, Virginia, District of Columbia, Dulles Toll	10/31 at 100.00	A1	$ 13,939,660
	Road Revenue Bonds, Dulles Metrorail & Capital Improvement Projects, Refunding Second Senior
	Lien Series 2022A, 4.000%, 10/01/52 – AGM Insured
7,000	Metropolitan Washington Airports Authority, Virginia, District of Columbia, Dulles Toll	No Opt. Call	A3	3,560,760
	Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien
	Series 2009B, 0.000%, 10/01/36 – AGC Insured
32,000	Metropolitan Washington Airports Authority, Virginia, District of Columbia, Dulles Toll	10/26 at 100.00	A3 (4)	35,594,880
	Road Revenue Bonds, Dulles Metrorail & Capital improvement Projects, Second Senior Lien
	Series 2009C, 6.500%, 10/01/41 (Pre-refunded 10/01/26) – AGC Insured
18,000	Metropolitan Washington Airports Authority, Virginia, District of Columbia, Dulles Toll	10/28 at 100.00	Baa1	19,546,740
	Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B,
	6.500%, 10/01/44
1,195	Washington Metropolitan Area Transit Authority, District of Columbia, Dedicated Revenue	7/30 at 100.00	AA	1,039,506
	Bonds, Series 2020A, 4.000%, 7/15/45
231,110	Total District of Columbia			137,598,834
	Florida – 7.6% (4.4% of Total Investments)
2,800	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter	9/23 at 100.00	BBB	2,745,820
	Academy, Inc. Project, Series 2016, 5.000%, 9/01/46
2,830	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	2,920,164
810	Cocoa, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2003, 5.500%,	No Opt. Call	AA	824,386
	10/01/23 – AMBAC Insured
3,570	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges	11/23 at 100.00	N/R (4)	3,668,104
	University, Refunding Series 2013, 6.125%, 11/01/43 (Pre-refunded 11/01/23)
5,810	Collier County, Florida, Tourist Development Tax Revenue Bonds, Series 2018,	10/28 at 100.00	Aa3	5,136,330
	4.000%, 10/01/43
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University
	Project, Series 2013A:
8,555	6.000%, 4/01/42 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (4)	8,652,955
4,280	5.625%, 4/01/43 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa1 (4)	4,322,800
530	Florida Development Finance Corporation, Educational Facilities Revenue Bonds,	9/27 at 100.00	N/R	447,320
	Renaissance Charter School, Inc. Projects, Series 2020C, 5.000%, 9/15/50, 144A
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	Baa2	908,731
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	Baa2	1,324,661
2,000	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/49	10/28 at 100.00	A+	1,685,660
15,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International	10/28 at 100.00	A+	15,115,050
	Airport, Series 2018F, 5.000%, 10/01/48 (UB) (8)
	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International
	Airport, Subordinate Lien Series 2015B:
5,730	5.000%, 10/01/40 (Pre-refunded 10/01/24)	10/24 at 100.00	A (4)	5,916,282
12,885	5.000%, 10/01/44 (Pre-refunded 10/01/24)	10/24 at 100.00	A (4)	13,303,892
13,480	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds,	2/31 at 100.00	Baa1	10,235,364
	Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A,
	4.000%, 8/01/50
2,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	2,447,175
	5.000%, 11/15/45
	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City
	Center/Historic Convention Village, Series 2015A:
3,810	5.000%, 2/01/40 – AGM Insured	2/24 at 100.00	A1	3,778,948
19,145	5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	A1	18,482,583

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami
	Jewish Health System Inc. Project, Series 2017:
$ 205	5.000%, 7/01/32	7/27 at 100.00	BB+	$ 182,645
5,035	5.125%, 7/01/46	7/27 at 100.00	BB+	4,054,131
7,390	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/25 at 100.00	A–	7,342,778
	of Miami, Series 2015A, 5.000%, 4/01/45
17,925	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University	4/28 at 100.00	A–	17,610,237
	of Miami, Series 2018A, 5.000%, 4/01/53
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series	12/22 at 100.00	BBB+	10,036,400
	2010A, 5.000%, 7/01/35
5,560	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus	8/31 at 100.00	A	4,450,335
	Children’s Hospital Project, Refunding Series 2021A, 4.000%, 8/01/51
1,210	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Doral	1/28 at 100.00	BBB–	1,142,095
	Academy, Seres 2018, 5.000%, 1/15/37
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport,	10/24 at 100.00	A–	1,002,910
	Refunding Series 2014B, 5.000%, 10/01/37
14,015	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2016A,	10/26 at 100.00	A–	13,941,982
	5.000%, 10/01/41
4,715	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System,	6/27 at 100.00	Aa3	4,790,157
	Series 2017, 5.000%, 6/01/38
7,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2018,	7/28 at 100.00	AA	5,750,780
	4.000%, 7/01/48
	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2019B:
6,000	4.000%, 10/01/44	10/29 at 100.00	A+	5,196,840
3,965	4.000%, 10/01/49	10/29 at 100.00	A+	3,308,317
2,400	New Smyrna Beach Utilities Commission, Florida, Utility System Revenue Certificates,	4/30 at 100.00	Aa2	2,039,952
	Refunding Series 2020, 4.000%, 10/01/49
27,000	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando	4/32 at 100.00	A2	21,014,370
	Health Obligated Group, Inc., Series 2022, 4.000%, 10/01/52
1,095	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 91.18	BBB–	627,950
	Improvement Capital Appreciation Series 2019A-2, 0.000%, 10/01/32
4,250	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding &	10/29 at 100.00	BBB–	3,859,085
	Improvement Series 2019A-1, 5.000%, 10/01/49
5,680	Palm Beach County Health Facilities Authority, Florida, Retirement Communities Revenue	11/26 at 100.00	A–	5,600,593
	Bonds, ACTS Retirement – Life Communities, Inc Obligated Group, Series 2016, 5.000%, 11/15/32
12,170	Sarasota County Public Hospital District, Florida, Hospital Revenue Bonds, Sarasota	7/28 at 100.00	A1	10,075,178
	Memorial Hospital Project, Series 2018, 4.000%, 7/01/48
6,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015,	5/25 at 100.00	Aa3	6,319,389
	4.000%, 5/01/33
	South Miami Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health
	Systems of South Florida Obligated Group, Refunding Series 2017:
8,000	5.000%, 8/15/42	8/27 at 100.00	A1	7,885,920
8,595	5.000%, 8/15/47	8/27 at 100.00	A1	8,313,342
1,760	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose	No Opt. Call	Baa2	1,823,078
	Bonds, Stadium Project, Series 1995, 5.750%, 10/01/25 – NPFG Insured
4,000	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A,	5/26 at 100.00	Aa2	3,398,760
	4.000%, 11/15/46
345	Tampa, Florida, Revenue Bonds, H. Lee Moffitt Cancer Center and Research Institute,	7/30 at 100.00	A–	305,735
	Series 2020B, 4.000%, 7/01/39
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle	4/25 at 100.00	A2 (4)	2,074,980
	Aeronautical University, Series 2015B, 5.000%, 10/15/45 (Pre-refunded 4/15/25)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 7,400	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson	6/25 at 100.00	A–	$ 7,274,200
	University Inc. Project, Series 2015, 5.000%, 6/01/45
281,705	Total Florida			261,338,364
	Georgia – 3.9% (2.3% of Total Investments)
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
3,400	5.000%, 11/01/33 (Pre-refunded 5/01/25)	5/25 at 100.00	AA– (4)	3,542,052
2,040	5.000%, 11/01/35 (Pre-refunded 5/01/25)	5/25 at 100.00	AA– (4)	2,125,231
1,755	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 –	No Opt. Call	AA–	1,755,000
	FGIC Insured
10,235	Clarke County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont	7/26 at 100.00	N/R	9,969,402
	Healthcare, Inc. Project, Series 2016A, 5.000%, 7/01/46
2,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/27 at 100.00	A	1,981,580
	Wellstar Health System, Series 2017A, 5.000%, 4/01/42
5,300	Crisp County Hospital Authority, Georgia, Revenue Anticipation Certificates, Crisp	7/31 at 100.00	A1	4,450,463
	County Hospital Project, Series 2021, 4.000%, 7/01/46
5,725	Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont	7/26 at 100.00	A1	5,576,436
	Healthcare, Inc. Project, Series 2016A, 5.000%, 7/01/46
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health
	System, Inc Project, Series 2017A:
4,330	5.000%, 4/01/42	4/27 at 100.00	A	4,290,121
13,670	5.000%, 4/01/47	4/27 at 100.00	A	13,080,549
6,370	4.000%, 4/01/50	4/30 at 100.00	A	5,074,724
10,130	Fulton County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	A1	8,166,097
	Project, Series 2019A, 4.000%, 7/01/49
12,590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/25 at 100.00	AA (4)	13,197,090
	Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54
	(Pre-refunded 2/15/25)
7,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/27 at 100.00	AA	7,793,325
	Certificates, Northeast Georgia Health Services Inc., Series 2017B, 5.500%, 2/15/42
2,000	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation	2/31 at 100.00	A	1,746,820
	Certificates, Northeast Georgia Health Services Inc., Series 2021A, 4.000%, 2/15/40
2,935	Georgia Ports Authority, Revenue Bonds, Series 2021, 4.000%, 7/01/51	7/31 at 100.00	AA	2,480,955
11,000	Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates,	4/27 at 100.00	A	9,524,130
	Wellstar Health System Inc., Series 2017A, 4.000%, 4/01/42
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series	No Opt. Call	AA+	1,451,007
	2005, 5.250%, 2/01/27
	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019A:
1,860	5.000%, 5/15/43	5/29 at 100.00	A3	1,746,038
17,100	5.000%, 5/15/49	No Opt. Call	A3	15,740,892
7,905	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds,	7/25 at 100.00	Baa1	7,297,501
	Series 2015A, 5.000%, 7/01/60
330	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project M Bonds,	1/30 at 100.00	BBB+	308,065
	Series 2021A, 5.000%, 1/01/56
8,230	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/25 at 100.00	Baa1	8,209,590
	Series 2015, 5.000%, 10/01/40
5,000	Rockdale County Development Authority, Georgia, Revenue Bonds, Piedmont Healthcare, Inc.	7/29 at 100.00	A1	4,186,750
	Project, Series 2019A, 4.000%, 7/01/44
675	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Anticipation	10/29 at 100.00	AA–	635,215
	Certificates, Refunding Series 2019A, 4.000%, 10/01/38
143,430	Total Georgia			134,329,033

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 0.1% (0.1% of Total Investments)
$ 4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	Baa2 (4)	$ 4,120,900
	2013, 5.500%, 7/01/43 (Pre-refunded 7/01/23)
	Hawaii – 0.0% (0.0% of Total Investments)
275	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	275,897
	University, Series 2013A, 6.875%, 7/01/43, 144A
	Idaho – 0.3% (0.1% of Total Investments)
7,885	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/32 at 100.00	A3	6,184,127
	Series 2021A, 4.000%, 3/01/51
2,330	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood	11/22 at 101.00	Aaa	2,359,544
	Terrace Project, Series 2002A-1, 7.250%, 3/20/37
10,215	Total Idaho			8,543,671
	Illinois – 16.6% (9.7% of Total Investments)
	Board of Regents of Illinois State University, Auxiliary Facilities System Revenue
	Bonds, Series 2018A:
1,000	5.000%, 4/01/34 – AGM Insured	4/28 at 100.00	A2	1,062,150
285	5.000%, 4/01/37 – AGM Insured	4/28 at 100.00	A2	299,783
1,370	5.000%, 4/01/38 – AGM Insured	4/28 at 100.00	A2	1,438,144
	Bolingbrook, Will and DuPage Counties, Illinois, General Obligation Bonds, Refunding
	Series 2002B:
4,595	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	A2	3,001,730
4,000	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	A2	2,344,080
11,000	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A–	11,199,650
	Series 2016, 6.000%, 4/01/46
5,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	4,744,550
	Refunding Series 2017G, 5.000%, 12/01/34
6,920	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/28 at 100.00	BB	6,027,182
	Refunding Series 2018D, 5.000%, 12/01/46
11,450	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/25 at 100.00	BB	11,961,815
	Series 2016A, 7.000%, 12/01/44
1,785	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB	1,844,119
	Series 2016B, 6.500%, 12/01/46
23,535	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	24,994,876
	Series 2017A, 7.000%, 12/01/46, 144A
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,
	Series 2021A:
1,500	5.000%, 12/01/38	12/30 at 100.00	BB	1,368,930
1,750	5.000%, 12/01/40	12/30 at 100.00	BB	1,579,183
1,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	BB	1,035,740
	Tax Revenues, Series 1999A, 5.500%, 12/01/26 – NPFG Insured
4,000	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Second Lien	12/29 at 100.00	A+	3,097,480
	Series 2020A, 4.000%, 12/01/50
9,285	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014,	12/24 at 100.00	AA	9,332,168
	5.250%, 12/01/49
22,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/25 –	No Opt. Call	BBB–	20,724,687
	FGIC Insured
10,565	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB–	10,763,728
	6.000%, 1/01/38
4,000	Chicago, Illinois, General Obligation Bonds, Series 2019A, 5.000%, 1/01/40	1/29 at 100.00	BBB–	3,745,560
5,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/23 at 100.00	BBB	4,782,850
	City Colleges, Series 2013, 5.250%, 12/01/43

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 4,500	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago	12/27 at 100.00	A+	$ 4,522,410
	City Colleges, Series 2017, 5.000%, 12/01/47
3,500	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series	6/28 at 100.00	Aa2	3,084,620
	2018A, 4.000%, 12/01/43
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural
	History, Series 2002.RMKT:
2,750	3.900%, 11/01/36	11/27 at 102.00	A	2,562,313
5,265	5.500%, 11/01/36	11/23 at 100.00	A	5,383,357
3,215	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident	10/30 at 100.00	BBB+	2,467,448
	Group – UIC Surgery Center, LLC – University of Illinois Health Services Facility Project,
	Series 2020, 4.000%, 10/01/50
	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,
	Series 2016C:
3,500	5.000%, 2/15/32	2/27 at 100.00	Aa2	3,614,415
25,880	4.000%, 2/15/41	2/27 at 100.00	Aa2	22,412,080
1,200	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (4)	1,220,568
55	4.000%, 2/15/41 (Pre-refunded 2/15/27)	2/27 at 100.00	N/R (4)	55,943
3,000	5.000%, 2/15/41	2/27 at 100.00	Aa2	3,012,090
2,500	Illinois Finance Authority, Revenue Bonds, Bradley University, Refunding Series 2021A,	8/31 at 100.00	BBB+	1,869,775
	4.000%, 8/01/51
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
8,750	5.000%, 9/01/39 (Pre-refunded 9/01/24)	9/24 at 100.00	AA+ (4)	8,991,500
11,030	5.000%, 9/01/42 (Pre-refunded 9/01/24)	9/24 at 100.00	AA+ (4)	11,334,428
16,165	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016,	6/26 at 100.00	A3	16,011,109
	5.000%, 12/01/40
	Illinois Finance Authority, Revenue Bonds, Northshore – Edward-Elmhurst Health Credit
	Group, Series 2022A:
10,945	4.000%, 8/15/42	8/32 at 100.00	Aa3	9,173,333
4,155	5.000%, 8/15/51	8/32 at 100.00	AA–	4,095,583
22,590	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A,	11/25 at 100.00	A3	21,729,999
	5.000%, 11/15/45
2,215	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	2,245,766
	2013A, 6.000%, 7/01/43
4,135	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/25 at 100.00	A3	4,010,826
	Refunding Series 2015C, 5.000%, 8/15/44
5,410	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises,	3/27 at 100.00	A+	5,176,991
	Inc., Series 2017A, 5.000%, 3/01/47
14,200	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Fixed Period Series	8/31 at 100.00	AA–	12,362,804
	2021A, 4.000%, 8/15/41
	Illinois State, General Obligation Bonds, April Series 2014:
2,500	5.000%, 4/01/31	4/24 at 100.00	BBB–	2,496,375
3,000	5.000%, 4/01/38	4/24 at 100.00	BBB–	2,875,560
	Illinois State, General Obligation Bonds, December Series 2017A:
5,000	5.000%, 12/01/34	12/27 at 100.00	BBB–	4,871,400
2,000	5.000%, 12/01/35	12/27 at 100.00	BBB–	1,941,520
5,420	5.000%, 12/01/39	12/27 at 100.00	BBB–	5,126,128
1,600	Illinois State, General Obligation Bonds, February Series 2014, 5.250%, 2/01/32	2/24 at 100.00	BBB–	1,603,168
1,750	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/32	1/26 at 100.00	BBB–	1,740,725
3,565	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB–	3,591,524
4,170	Illinois State, General Obligation Bonds, June Series 2022A, 5.500%, 3/01/47	3/32 at 100.00	BBB+	4,037,311

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, May Series 2018A:
$ 17,000	6.000%, 5/01/26	No Opt. Call	BBB–	$ 17,668,950
4,485	6.000%, 5/01/27	No Opt. Call	BBB–	4,691,131
	Illinois State, General Obligation Bonds, May Series 2020:
1,115	5.500%, 5/01/30	No Opt. Call	BBB–	1,150,056
5,305	5.500%, 5/01/39	5/30 at 100.00	BBB–	5,333,116
2,515	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/23	No Opt. Call	BBB–	2,535,120
9,710	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/27	No Opt. Call	BBB–	9,775,640
5,000	Illinois State, General Obligation Bonds, October Series 2022C, 5.500%, 10/01/41	10/32 at 100.00	N/R	4,981,550
2,035	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB–	2,036,852
5,030	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A,	1/23 at 100.00	A1	5,038,098
	5.000%, 1/01/38
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
8,000	5.000%, 1/01/38	1/24 at 100.00	A1	8,078,800
6,500	5.000%, 1/01/39	1/24 at 100.00	A1	6,559,215
10,040	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A,	7/25 at 100.00	A1	10,199,134
	5.000%, 1/01/40
8,890	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	A1	8,984,945
	5.000%, 1/01/40
10,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2019A,	7/29 at 100.00	A1	10,094,000
	5.000%, 1/01/44
23,100	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2020A,	1/31 at 100.00	A1	23,286,879
	5.000%, 1/01/45
9,640	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2021A,	1/32 at 100.00	AA–	8,315,078
	4.000%, 1/01/42
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust	1/23 at 100.00	A1	1,122,225
	2015-XF0052, 11.016%, 1/01/38, 144A (IF)
11,050	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%,	No Opt. Call	BBB–	11,483,160
	11/01/26 – FGIC Insured
1,500	Macon and DeWitt Counties Community Unit School District 2 Maroa-Forsyth, Illinois,	12/30 at 100.00	AA	1,307,025
	General Obligation Bonds, Series 2021, 4.000%, 12/01/44 – AGM Insured
3,125	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Alternate	1/27 at 100.00	A3	2,715,656
	Revenue Source Refunding School Series 2020C, 4.000%, 1/01/45 – AGM Insured
2,350	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/29 at 100.00	BB+	2,154,057
	Bonds, Refunding Series 2020A, 5.000%, 6/15/50
8,800	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/25 at 100.00	BB+	8,671,168
	Bonds, Series 2015A, 5.500%, 6/15/53
4,750	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project	12/27 at 100.00	BB+	4,302,597
	Bonds, Series 2017A, 5.000%, 6/15/57
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Capital Appreciation Refunding Series 2010B-1:
33,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BB+	9,676,920
5,355	0.000%, 6/15/46 – AGM Insured	No Opt. Call	BB+	1,479,372
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1996A:
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	BB+	23,800,639
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BB+	12,153,840
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Refunding Series 1998A:
2,170	5.500%, 12/15/23 – NPFG Insured	No Opt. Call	BB+	2,192,589
1,510	5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	BB+ (4)	1,524,466

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
$ 195	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	$ 146,478
3,505	0.000%, 6/15/30	No Opt. Call	BBB+	2,410,774
28,000	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BB+	14,636,720
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BB+	1,457,403
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	BB+	4,735,320
5,535	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place	No Opt. Call	AA+ (4)	5,955,162
	Hospitality Facility, Series 1996A, 7.000%, 7/01/26 (ETM)
6,335	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A1	6,419,255
	Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured
2,300	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	A1	2,629,061
	Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured
4,125	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial	11/23 at 100.00	N/R (4)	4,289,051
	Group, Inc., Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)
	Springfield, Illinois, Electric Revenue Bonds, Refunding Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A3	2,309,467
7,000	5.000%, 3/01/31	3/25 at 100.00	A3	7,172,410
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	Baa1	2,042,260
	6.250%, 10/01/38
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation	No Opt. Call	A2	4,780,563
	Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured
	Will County Community Unit School District 201-U Crete-Monee, Illinois, General
	Obligation Bonds, Capital Appreciation Series 2004:
165	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	N/R (4)	165,000
780	0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	Baa2 (4)	780,000
637,030	Total Illinois			570,210,676
	Indiana – 2.7% (1.6% of Total Investments)
6,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University	10/24 at 100.00	Baa1	6,006,000
	Project, Series 2014, 5.000%, 10/01/44
	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project,
	Series 2012A:
5,000	4.000%, 5/01/35 (Pre-refunded 5/01/23)	5/23 at 100.00	A (4)	5,019,500
5,420	5.000%, 5/01/42 (Pre-refunded 5/01/23)	5/23 at 100.00	A (4)	5,468,455
7,000	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	12/29 at 100.00	AA	5,895,190
	Group, Fixed Rate Series 2019A, 4.000%, 12/01/49
	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation
	Group, Refunding 2015A:
1,875	4.000%, 12/01/40	6/25 at 100.00	AA	1,687,800
3,400	5.000%, 12/01/40	6/25 at 100.00	AA	3,418,564
3,640	Indiana Finance Authority, Hospital Revenue Bonds, Reid Health Series 2022, 5.000%,	1/32 at 100.00	A	3,593,444
	1/01/52 – AGM Insured
11,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/26 at 100.00	A+	11,270,820
	First Lien Green Series 2016A, 5.000%, 10/01/46
13,215	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project,	10/24 at 100.00	A+	13,425,779
	Series 2014A, 5.000%, 10/01/44
5,130	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project,	10/26 at 100.00	A+	5,256,301
	First Lien Series 2016A, 5.000%, 10/01/46
14,100	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series	7/26 at 100.00	A+	14,476,470
	2016A, 5.000%, 1/01/42
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
9,255	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA–	8,521,079
9,560	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA–	8,458,114

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 1,580	Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage	No Opt. Call	A2	$ 1,288,996
	Bonds, Series 2005Z, 0.000%, 1/15/28 – AGM Insured
96,175	Total Indiana			93,786,512
	Iowa – 0.8% (0.4% of Total Investments)
5,775	Iowa Finance Authority Senior Living Facilities Revenue Bonds, Sunrise Retirement	9/28 at 102.00	N/R	4,328,651
	Community Project, Refunding Series 2021, 5.000%, 9/01/51
8,250	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/29 at 103.00	BBB–	7,155,968
	Company Project, Refunding Series 2022, 5.000%, 12/01/50
3,085	Iowa Finance Authority, Senior Housing Revenue Bonds, Northcrest Inc. Project, Series	3/24 at 103.00	BB+	2,611,267
	2018A, 5.000%, 3/01/48
8,265	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Class 2	6/31 at 25.58	N/R	739,470
	Capital Appreciation Senior Lien Series 2021B-2, 0.000%, 6/01/65
	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note
	Series 2016:
4,700	5.000%, 12/01/36 (Pre-refunded 12/01/26)	12/26 at 100.00	A– (4)	5,007,850
5,990	5.000%, 12/01/41 (Pre-refunded 12/01/26)	12/26 at 100.00	A– (4)	6,382,345
36,065	Total Iowa			26,225,551
	Kansas – 0.5% (0.3% of Total Investments)
	Ellis County Unified School District 489 Hays, Kansas, General Obligation Bonds,
	Refunding & Improvement Series 2022B:
5,000	5.000%, 9/01/42 – AGM Insured	9/31 at 100.00	AA	5,290,450
3,550	5.000%, 9/01/47 – AGM Insured	9/31 at 100.00	AA	3,720,932
3,700	Kansas Municipal Energy Agency, Power Project Revenue Bonds, Dogwood Project, Series	4/26 at 100.00	AA	3,860,062
	2018A, 5.000%, 4/01/38 – BAM Insured
5,270	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Series 2018A,	7/28 at 100.00	A	5,110,214
	5.000%, 7/01/43
17,520	Total Kansas			17,981,658
	Kentucky – 0.7% (0.4% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton	No Opt. Call	Baa2	4,634,010
	Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured
1,300	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	BBB–	1,284,530
	Health, Refunding Series 2017A, 5.000%, 6/01/37
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, Convertible Capital Appreciation First Tier Series 2013C:
5,000	0.000%, 7/01/43 (5)	7/31 at 100.00	Baa2	5,313,300
8,610	0.000%, 7/01/46 (5)	7/31 at 100.00	Baa2	9,163,020
	Kentucky Public Transportation Infrastructure Authority, Toll Revenue Bonds, Downtown
	Crossing Project, First Tier Series 2013A:
2,655	5.750%, 7/01/49 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (4)	2,688,612
430	6.000%, 7/01/53 (Pre-refunded 7/01/23)	7/23 at 100.00	Baa2 (4)	436,085
1,380	University of Kentucky, General Receipts Bonds, University of Kentucky Mixed-Use Parking	5/29 at 100.00	AA–	1,222,556
	Project, Series 2019A, 4.000%, 5/01/44
25,385	Total Kentucky			24,742,113
	Louisiana – 2.0% (1.2% of Total Investments)
6,535	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala	7/23 at 100.00	N/R	6,551,991
	Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36
4,000	East Baton Rouge Parish Capital Improvement District, Louisiana, MOVEBR Sales Tax	8/29 at 100.00	Aa3	4,108,320
	Revenue Bonds, Series 2019, 5.000%, 8/01/48
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	A1	1,941,658
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Louisiana, Revenue Bonds, Ochsner Clinic Foundation
	Project, Refunding Series 2017:
$ 2,000	5.000%, 5/15/42	5/27 at 100.00	A3	$ 2,001,180
12,500	5.000%, 5/15/46	5/27 at 100.00	A3	12,327,500
1,695	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship	7/26 at 100.00	A3	1,644,269
	Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A,
	5.000%, 7/01/46
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Refunding Series 2016:
20	4.000%, 5/15/35 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	20,302
2,345	4.000%, 5/15/36	5/26 at 100.00	A3	2,126,633
20	5.000%, 5/15/47 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	20,982
1,975	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/25 at 100.00	A3	1,937,455
	Series 2015, 5.000%, 5/15/47
13,590	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series	7/23 at 100.00	A2	13,666,648
	2013A, 5.000%, 7/01/36
1,015	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series	11/27 at 100.00	AA–	1,049,520
	2017C, 5.000%, 5/01/45
5,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal	1/27 at 100.00	A–	4,834,000
	Project, Series 2017A, 5.000%, 1/01/48
6,280	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%,	6/24 at 100.00	A (4)	6,441,208
	6/01/44 (Pre-refunded 6/01/24)
4,000	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities,	4/28 at 100.00	A2	4,017,040
	Refunding Series 2018A, 5.000%, 4/01/48 – AGM Insured
5,000	Saint Tammany Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, St.	7/28 at 100.00	AA–	4,811,950
	Tammany Parish Hospital Project, Refunding Series 2018A, 5.000%, 7/01/48
1,355	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015,	12/25 at 100.00	A–	1,408,035
	5.000%, 12/01/40
69,200	Total Louisiana			68,908,691
	Maine – 0.8% (0.5% of Total Investments)
7,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/23 at 100.00	Ba1 (4)	7,077,560
	Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
6,300	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine	7/26 at 100.00	Ba1	5,871,663
	Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/41
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, MaineHealth
	Issue, Series 2018A:
3,440	5.000%, 7/01/43	7/28 at 100.00	A+	3,391,186
2,935	5.000%, 7/01/48	7/28 at 100.00	A+	2,824,615
11,150	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineHealth	7/30 at 100.00	A+	8,905,171
	Issue, Series 2020A, 4.000%, 7/01/50
30,825	Total Maine			28,070,195
	Maryland – 1.7% (1.0% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
3,260	5.000%, 9/01/35	9/27 at 100.00	CCC	2,930,968
1,000	5.000%, 9/01/39	9/27 at 100.00	CCC	859,270
1,645	5.000%, 9/01/46	9/27 at 100.00	CCC	1,366,732
8,610	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A,	1/27 at 100.00	A+	8,829,555
	5.000%, 7/01/41
275	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick	7/30 at 100.00	Baa1	215,364
	Health System Issue; Series 2020, 4.000%, 7/01/50
4,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University	1/28 at 100.00	A	3,233,800
	of Maryland Medical System Issue, Taxable Series 2017D, 4.000%, 7/01/48

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland (continued)
$ 4,125	Maryland Stadium Authority, Lease Revenue Bonds, Built To Learn, Series 2022A,	6/32 at 100.00	A+	$ 3,374,291
	4.000%, 6/01/47
17,000	Maryland Stadium Authority, Revenue Bonds, Baltimore City Public Schools Construction &	5/28 at 100.00	AA–	17,489,260
	Revitalization Program, Series 2018A, 5.000%, 5/01/42
	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects,
	Series 2020:
3,000	4.000%, 7/01/39	7/30 at 100.00	AA–	2,772,750
3,000	4.000%, 7/01/50	7/30 at 100.00	AA–	2,545,140
9,095	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects,	7/31 at 100.00	Aa2	9,434,425
	Series 2021A, 5.000%, 7/01/51
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015,	6/25 at 100.00	AA–	2,002,200
	5.000%, 12/01/44
1,150	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside	11/24 at 103.00	B–	1,028,917
	King Farm Project, Series 2017A-1, 5.000%, 11/01/37
2,250	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B,	11/24 at 103.00	B–	1,867,005
	5.000%, 11/01/47
60,410	Total Maryland			57,949,677
	Massachusetts – 2.1% (1.2% of Total Investments)
5,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series	7/31 at 100.00	Aa3	4,190,250
	2021A-1, 4.000%, 7/01/51
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare	11/23 at 100.00	A (4)	1,275,487
	Obligated Group, Series 2013, 5.250%, 11/15/41 (Pre-refunded 11/15/23)
435	Massachusetts Development Finance Agency, Revenue Bonds, Atrius Health Issue, Series	6/29 at 100.00	BBB (4)	476,329
	2019A, 5.000%, 6/01/39 (Pre-refunded 6/01/29)
930	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue,	7/25 at 100.00	BBB	887,090
	Green Bonds, Series 2015D, 5.000%, 7/01/44
11,370	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	AA–	11,703,596
	2016BB-1, 5.000%, 10/01/46
3,630	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A3	3,495,291
	2018J-2, 5.000%, 7/01/53
1,100	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute	12/26 at 100.00	A	1,074,183
	Issue, Series 2016N, 5.000%, 12/01/46
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
2,070	4.500%, 1/01/45	1/25 at 100.00	Baa2	1,809,532
8,800	5.000%, 1/01/45	1/25 at 100.00	Baa2	8,361,144
2,700	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A	2,705,913
	5.000%, 11/01/43
4,100	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System	1/28 at 100.00	AA–	3,844,078
	Issue, Series 2017S-1, 4.000%, 7/01/36
805	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System	7/31 at 100.00	BBB+	753,923
	Obligated Group Issue, Series 2021G, 5.000%, 7/01/50
1,725	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A,	1/29 at 100.00	BBB+	1,593,451
	5.000%, 7/01/44
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University,
	Series 2015:
1,380	5.000%, 9/01/40	9/25 at 100.00	BBB	1,354,235
1,545	5.000%, 9/01/45	9/25 at 100.00	BBB	1,482,428
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation,	No Opt. Call	AA–	3,479,490
	Series 2002A, 5.750%, 1/01/42 – AMBAC Insured
6,840	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior	5/23 at 100.00	Aa2 (4)	6,907,648
	Series 2013A, 5.000%, 5/15/43 (Pre-refunded 5/15/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$ 5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2022C,	10/32 at 100.00	N/R	$ 5,287,150
	5.250%, 10/01/52
12,000	Massachusetts State, Transportation Fund Revenue Bonds, Rail Enhancement Program,	6/31 at 100.00	Aa1	12,408,840
	Sustainability Green Series 2022A, 5.000%, 6/01/50
73,680	Total Massachusetts			73,090,058
	Michigan – 14.4% (8.4% of Total Investments)
315	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Refunding	11/27 at 102.00	BB	289,595
	Series 2019, 5.000%, 11/01/34
840	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds,	No Opt. Call	Aa3	860,278
	School Building & Site Series 2015, 5.000%, 5/01/24
895	Bloomfield Township, Michigan, General Obligation Bonds, Refunding Series 2016,	5/26 at 100.00	AAA	944,520
	5.000%, 5/01/28
4,445	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School	5/27 at 100.00	AA	4,591,729
	Building & Site Series 2017I, 5.000%, 5/01/47
1,135	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General	5/24 at 100.00	AA	1,156,735
	Obligation Bonds, School Building & Site Series 2014, 5.000%, 5/01/39
1,220	Central Michigan University Board of Trustees, General Revenue Bonds, Refunding Series	10/24 at 100.00	A+	1,237,666
	2014, 5.000%, 10/01/39
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007,	12/22 at 100.00	B	724,480
	5.250%, 11/01/36
2,000	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn	2/27 at 100.00	Ba1	1,760,920
	Hospital, Refunding Series 2016, 5.000%, 2/15/47
4,400	Detroit Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Catalyst	7/24 at 100.00	AA	4,288,900
	Development Project, Series 2018A, 5.000%, 7/01/48 – AGM Insured
2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A2	3,028,185
	5.500%, 7/01/29 – NPFG Insured
15	Detroit, Michigan, Water Supply System Revenue Bonds, Refunding Second Lien Series	12/22 at 100.00	A+	15,023
	2004A, 5.000%, 7/01/34 – AGM Insured
1,700	Downriver Utility Wastewater Authority, Michigan, Sewer System Revenue Bonds, Series	4/28 at 100.00	AA	1,756,746
	2018, 5.000%, 4/01/43 – AGM Insured
	Eastern Michigan University, General Revenue Bonds, Refunding Series 2017A:
1,100	5.000%, 3/01/33 – BAM Insured	3/27 at 100.00	A2	1,152,173
2,270	5.000%, 3/01/36 – BAM Insured	3/27 at 100.00	A2	2,364,659
11,165	Eastern Michigan University, General Revenue Bonds, Series 2018A, 4.000%, 3/01/44 –	3/28 at 100.00	A2	9,331,930
	AGM Insured
	Ferris State University, Michigan, General Revenue Bonds, Series 2020A:
1,000	4.000%, 10/01/39	10/29 at 100.00	A+	895,670
350	4.000%, 10/01/40	10/29 at 100.00	A+	311,458
	Genesee County, Michigan, Sewage Disposal System Revenue Bonds, Interceptors & Treatment
	Facilties, Series 2020A:
200	4.000%, 6/01/36 – BAM Insured	6/29 at 100.00	AA	195,754
200	4.000%, 6/01/37 – BAM Insured	6/29 at 100.00	AA	190,386
200	4.000%, 6/01/38 – BAM Insured	6/29 at 100.00	AA	186,982
200	4.000%, 6/01/39 – BAM Insured	6/29 at 100.00	AA	184,386
220	4.000%, 6/01/40 – BAM Insured	6/29 at 100.00	AA	204,261
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
7,955	0.000%, 12/01/22	No Opt. Call	AAA	7,934,158
8,260	0.000%, 12/01/23	No Opt. Call	AAA	7,963,218
8,575	0.000%, 12/01/24	No Opt. Call	AAA	7,976,551
8,900	0.000%, 12/01/25	No Opt. Call	AAA	7,979,829
3,000	0.000%, 12/01/26	No Opt. Call	AAA	2,589,210
100	0.000%, 12/01/27	No Opt. Call	AAA	83,011
4,305	0.000%, 12/01/29	No Opt. Call	AAA	3,307,273

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 1,000	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding	5/26 at 100.00	A3	$ 1,034,930
	School Building & Site Series 2016, 5.000%, 5/01/38 – AGM Insured
	Grand Rapids Public Schools, Kent County, Michigan, General Obligation Bonds, School
	Building & Site Series 2019:
1,000	5.000%, 11/01/36 – AGM Insured	5/29 at 100.00	A3	1,053,220
1,250	5.000%, 11/01/42 – AGM Insured	5/29 at 100.00	A3	1,289,500
1,850	5.000%, 11/01/43 – AGM Insured	5/29 at 100.00	A3	1,905,648
1,000	Grand Rapids, Kent County, Michigan, Sanitary Sewer System Revenue Bonds, Improvement &	1/30 at 100.00	AA	850,610
	Refunding Series 2020, 4.000%, 1/01/50
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Improvement & Refunding
	Series 2014:
1,000	5.000%, 1/01/32 (Pre-refunded 1/01/24)	1/24 at 100.00	AA (4)	1,019,800
1,000	5.000%, 1/01/33 (Pre-refunded 1/01/24)	1/24 at 100.00	AA (4)	1,019,800
1,000	5.000%, 1/01/34 (Pre-refunded 1/01/24)	1/24 at 100.00	AA (4)	1,019,800
1,855	5.000%, 1/01/44 (Pre-refunded 1/01/24)	1/24 at 100.00	AA (4)	1,891,729
	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2018:
2,500	5.000%, 1/01/43	1/28 at 100.00	AA	2,591,650
6,055	5.000%, 1/01/48	1/28 at 100.00	AA	6,235,318
	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2020:
2,400	5.000%, 1/01/40	1/30 at 100.00	AA	2,520,504
1,870	5.000%, 1/01/45	1/30 at 100.00	AA	1,941,958
	Grand Traverse County Hospital Finance Authority, Michigan, Revenue Bonds, Munson
	Healthcare, Series 2019A:
1,720	5.000%, 7/01/36	7/28 at 100.00	A1	1,771,944
1,995	5.000%, 7/01/39	7/28 at 100.00	A1	2,029,833
500	Grand Valley State University, Michigan, General Revenue Bonds, Refunding Series 2014B,	12/24 at 100.00	A+	513,515
	5.000%, 12/01/28
1,005	Great Lakes Water Authority, Michigan, Sewer Disposal System Revenue Bonds, Refunding	7/26 at 100.00	A2	1,052,888
	Second Lien Series 2016C, 5.000%, 7/01/32
	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien
	Series 2016C:
6,245	5.000%, 7/01/32	7/26 at 100.00	A1	6,503,356
10,000	5.000%, 7/01/35	7/26 at 100.00	A1	10,353,400
27,960	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Senior Lien Series	7/26 at 100.00	A1	28,462,162
	2016A, 5.000%, 7/01/46
	Hudsonville Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation
	Bonds, School Building & Site Series 2020-I:
2,040	4.000%, 5/01/45	5/30 at 100.00	AA	1,759,704
6,910	4.000%, 5/01/47	5/30 at 100.00	AA	5,838,812
1,265	Jenison Public Schools, Ottawa County, Michigan, General Obligation Bonds, Series 2017,	5/27 at 100.00	Aa3	1,349,995
	5.000%, 5/01/30
1,675	Kalamazoo County, Michigan, General Obligation Bonds, Juvenile Home Facilities Series	4/27 at 100.00	AA+	1,779,470
	2017, 5.000%, 4/01/30
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement
	Series 2016:
1,000	5.000%, 6/01/31	6/26 at 100.00	AAA	1,053,730
1,445	5.000%, 6/01/34	6/26 at 100.00	AAA	1,513,695
	Kent County, Michigan, General Obligation Bonds, Limited Tax Capital Improvement
	Series 2017A:
1,570	5.000%, 6/01/36	6/27 at 100.00	AAA	1,656,005
1,650	5.000%, 6/01/37	6/27 at 100.00	AAA	1,736,971
1,025	Kent County, Michigan, General Obligation Bonds, Limited Tax Series 2015, 5.000%, 1/01/34	1/25 at 100.00	AAA	1,052,101
3,440	Kent County, Michigan, General Obligation Bonds, Refunding Limited Tax Series 2015,	1/25 at 100.00	AAA	3,542,030
	5.000%, 1/01/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Lake Saint Claire Clean Water Drain Drainage District, Macomb County, Michigan, General
	Obligation Bonds, Series 2013:
$ 1,000	5.000%, 10/01/25 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+ (4)	$ 1,016,280
1,020	5.000%, 10/01/26 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+ (4)	1,036,606
	Lake Superior State University Board of Trustees, Michigan, General Revenue Bonds,
	Series 2018:
2,395	5.000%, 1/15/38 – AGM Insured	1/28 at 100.00	AA	2,453,270
4,000	5.000%, 1/15/43 – AGM Insured	1/28 at 100.00	AA	4,067,200
7,700	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2019A,	7/29 at 100.00	AA–	7,886,956
	5.000%, 7/01/44
13,000	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2021A,	7/31 at 100.00	AA–	13,168,090
	5.000%, 7/01/51
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2016I:
2,085	5.000%, 5/01/38	5/26 at 100.00	AA	2,173,758
2,200	5.000%, 5/01/41	5/26 at 100.00	AA	2,290,706
	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2019II:
1,325	5.000%, 5/01/40	5/29 at 100.00	AA	1,393,118
1,000	5.000%, 5/01/41	5/29 at 100.00	AA	1,050,140
2,200	Lansing Township Downtown Development Authority, Ingham County, Michigan, Tax Increment	2/24 at 103.00	N/R	2,000,636
	Bonds, Series 2013A, 5.950%, 2/01/42
	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
75	5.000%, 7/01/32	7/26 at 100.00	AA–	77,906
500	5.000%, 7/01/33	7/26 at 100.00	AA–	518,335
1,500	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of	11/28 at 100.00	Aa3	1,559,685
	Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43
	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of
	Wayne, Second Lien Refunding Series 2020:
30,480	4.000%, 11/01/50	11/30 at 100.00	Aa3	25,411,176
10,125	4.000%, 11/01/55	11/30 at 100.00	Aa3	8,540,336
3,500	Michigan Finance Authority, Higher Education Limited Obligation Revenue Bonds, Kalamazoo	12/28 at 100.00	A3	3,467,695
	College Project, Refunding Series 2018, 5.000%, 12/01/43
1,780	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group,	8/24 at 100.00	A+ (4)	1,830,107
	Refunding Series 2015A, 5.000%, 8/01/32 (Pre-refunded 8/01/24)
4,850	Michigan Finance Authority, Hospital Revenue Bonds, MidMichigan Health Credit Group,	6/24 at 100.00	A+ (4)	4,982,065
	Refunding Series 2014, 5.000%, 6/01/39 (Pre-refunded 6/01/24)
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding	8/23 at 100.00	A+ (4)	3,985,806
	Series 2013, 5.000%, 8/15/31 (Pre-refunded 8/15/23)
6,060	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding	5/25 at 100.00	A	5,931,952
	Series 2015, 5.000%, 11/15/45
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit
	Regional Convention Facility Authority Local Project, Series 2014H-1:
2,000	5.000%, 10/01/24	10/23 at 100.00	AA–	2,025,200
2,000	5.000%, 10/01/25	10/24 at 100.00	AA–	2,054,160
11,025	5.000%, 10/01/39	10/24 at 100.00	AA–	11,132,053
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C:
4,665	5.000%, 7/01/34	7/25 at 100.00	A2	4,737,027
1,070	5.000%, 7/01/35	7/25 at 100.00	A2	1,085,173
	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &
	Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1:
1,500	5.000%, 7/01/35 – AGM Insured	7/24 at 100.00	A1	1,518,015
1,625	5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	A1	1,642,680
175	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/26 at 100.00	N/R (4)	184,585
	Refunding Series 2016MI, 5.000%, 12/01/45 (Pre-refunded 6/01/26)

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 7,000	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	3/32 at 100.00	AA–	$ 5,656,210
	Refunding Series 2016MI-2, 4.000%, 3/01/51
12,520	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	12/27 at 100.00	AA–	11,479,713
	Refunding Series 2017A-MI, 4.000%, 12/01/36
1,900	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group,	6/27 at 100.00	AA–	2,002,714
	Refunding Series 2017MI, 5.000%, 12/01/30
11,730	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2006 Sold Tobacco	12/30 at 100.00	BBB	11,252,472
	Receipts Senior Current Interest Series 2020A-2, 5.000%, 6/01/40
10,330	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit	11/26 at 100.00	Aa2	8,343,851
	Group, Refunding & Project Series 2010F-6, 4.000%, 11/15/47
210	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	12/22 at 100.00	N/R	199,922
	Montessori Academy, Series 2007, 6.500%, 12/01/37
1,845	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/23 at 100.00	AA–	1,874,077
	2013-I-A, 5.000%, 10/15/29
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding
	Series 2015-I:
14,915	5.000%, 4/15/31	10/25 at 100.00	AA–	15,506,380
2,085	5.000%, 4/15/31 (Pre-refunded 10/15/25)	10/25 at 100.00	N/R (4)	2,183,829
5,615	5.000%, 4/15/38	10/25 at 100.00	AA–	5,708,883
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	AA–	2,519,425
	2016-I, 5.000%, 10/15/46
1,240	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s	12/22 at 100.00	N/R (4)	1,343,416
	Health System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)
8,300	Michigan State University, General Revenue Bonds, Refunding Series 2019C, 4.000%, 2/15/44	8/29 at 100.00	AA	7,427,919
7,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	AA	7,839,778
4,165	Michigan State University, General Revenue Bonds, Taxable Series 2019A, 5.000%, 2/15/48	2/29 at 100.00	AA	4,266,543
1,950	Michigan State, Comprehensive Transportation Revenue Bonds, Refunding Series 2015,	11/24 at 100.00	Aa2	2,013,687
	5.000%, 11/15/29
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A,	12/22 at 100.00	AA	4,006,040
	5.000%, 12/01/22
4,790	Mona Shores Public Schools, Muskegon County, Michigan, General Obligation Bonds, School	5/29 at 100.00	Aa1	4,992,521
	Building & Site Series 2019I, 5.000%, 5/01/48
7,500	Monroe Public Schools, Monroe County, Michigan, General Obligation Bonds, School	5/30 at 100.00	AA	7,850,025
	Building & Site Series 2020I, 5.000%, 5/01/50
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community	5/24 at 100.00	AA	3,000,101
	Facility Series 2013I, 5.000%, 5/01/38
	Muskegon County, Michigan, General Obligation Wastewater Bonds, Management System 1,
	Refunding Series 2015:
1,350	5.000%, 11/01/33	11/25 at 100.00	AA	1,400,031
1,730	5.000%, 11/01/36	11/25 at 100.00	AA	1,788,647
	Northern Michigan University, General Revenue Bonds, Series 2018A:
400	5.000%, 12/01/33	6/28 at 100.00	A	421,952
650	5.000%, 12/01/35	6/28 at 100.00	A	681,375
1,200	Novi Community School District, Oakland County, Michigan, General Obligation Bonds,	5/32 at 100.00	Aa2	1,026,456
	School Building & Site Series 2022-II, 4.000%, 5/01/47
5,400	Oakland University, Michigan, General Revenue Bonds, Series 2016, 5.000%, 3/01/47	3/26 at 100.00	A1	5,462,586
5,380	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	3/24 at 100.00	A+ (4)	5,500,942
	Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39 (Pre-refunded 3/01/24)
1,510	Royal Oak, Oakland County, Michigan, General Obligation Bonds, Taxable Limited Tax	4/28 at 100.00	AA	1,577,452
	Series 2018, 5.000%, 4/01/43
810	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series	7/26 at 100.00	A	847,309
	2016A, 5.000%, 7/01/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 1,435	South Haven Public Schools, Van Buren County, Michigan, General Obligation Bonds, School	5/24 at 100.00	AA	$ 1,465,623
	Building & Site, Series 2014A, 5.000%, 5/01/41 – BAM Insured
550	Troy School District, Oakland County, Michigan, General Obligation Bonds, Refunding	5/25 at 100.00	AA	572,039
	Series 2015, 5.000%, 5/01/26
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA (4)	4,098,080
	(Pre-refunded 4/01/24)
	University of Michigan, General Revenue Bonds, Series 2015:
5,735	5.000%, 4/01/40 (Pre-refunded 4/01/26) (UB) (8)	4/26 at 100.00	AAA (4)	6,054,784
2,400	5.000%, 4/01/46 (Pre-refunded 4/01/26) (UB) (8)	4/26 at 100.00	AAA (4)	2,533,824
2,150	University of Michigan, General Revenue Bonds, Series 2020A, 4.000%, 4/01/45	4/30 at 100.00	AAA	1,929,647
	University of Michigan, Michigan, General Revenue Bonds, Series 2017A:
2,000	5.000%, 4/01/34	4/27 at 100.00	AAA	2,109,820
2,000	5.000%, 4/01/35	4/27 at 100.00	AAA	2,103,620
1,065	5.000%, 4/01/36 (Pre-refunded 4/01/27)	4/27 at 100.00	AAA (4)	1,139,358
2,000	5.000%, 4/01/42 (Pre-refunded 4/01/27)	4/27 at 100.00	AAA (4)	2,139,640
5,000	5.000%, 4/01/47 (Pre-refunded 4/01/27)	4/27 at 100.00	AAA (4)	5,349,100
7,200	5.000%, 4/01/47 (Pre-refunded 4/01/27) (UB)	4/27 at 100.00	AAA (4)	7,702,704
1,600	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	11/23 at 100.00	Aa1 (4)	1,627,552
	Bonds, School Building & Site Series 2014, 5.000%, 5/01/40 (Pre-refunded 11/01/23)
2,000	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	5/29 at 100.00	Aa1	2,064,060
	Bonds, School Building & Site Series 2019, 5.000%, 5/01/49
3,000	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation	5/30 at 100.00	Aa1	3,066,570
	Bonds, School Building & Site Series 2020, 5.000%, 5/01/50
1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/27 at 100.00	A–	990,610
	County Airport, Senior Series 2017A, 5.000%, 12/01/42
4,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/22 at 100.00	A	3,987,360
	County Airport, Series 2012A, 5.000%, 12/01/42 – AGM Insured
2,200	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A–	2,156,330
	County Airport, Series 2015D, 5.000%, 12/01/45
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	A+	3,720,942
5,000	Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/43	11/28 at 100.00	A+	5,106,500
2,590	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds,	5/27 at 100.00	A1	2,729,834
	School Building & Site Series 2017, 5.000%, 5/01/36 – AGM Insured
	Western Michigan University, General Revenue Bonds, Refunding Series 2013:
750	5.250%, 11/15/33 (Pre-refunded 11/15/23) – AGM Insured	11/23 at 100.00	Aa3 (4)	765,683
4,250	5.000%, 11/15/39 (Pre-refunded 11/15/23) – AGM Insured	11/23 at 100.00	Aa3 (4)	4,328,115
	Western Michigan University, General Revenue Bonds, Refunding Series 2015A:
1,500	5.000%, 11/15/40	5/25 at 100.00	A	1,525,485
850	5.000%, 11/15/45	5/25 at 100.00	A	863,422
3,335	Western Michigan University, General Revenue Bonds, Refunding Series 2019A,	11/29 at 100.00	N/R	3,440,219
	5.000%, 11/15/44
525	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF	No Opt. Call	Aa2	541,034
	Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured
2,700	Wyandotte, Michigan, Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/44 -	10/25 at 100.00	AA	2,795,175
	BAM Insured
505,100	Total Michigan			494,151,866
	Minnesota – 4.5% (2.6% of Total Investments)
285	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory	8/26 at 100.00	BB+	230,765
	Academy, Refunding Series 2016A, 4.000%, 8/01/36
3,565	Brooklyn Center, Minnesota, Charter School Lease Revenue Bonds, Tesfa International dba	6/29 at 100.00	N/R	2,400,136
	Twin Lakes STEM Academy Project, Series 2021A, 5.250%, 6/15/56
730	Brooklyn Center, Minnesota, Charter School Lease Revenue Bonds, Tesfa International dba	6/29 at 100.00	N/R	643,751
	Twin Lakes STEM Academy Project, Taxable Series 2021B, 6.000%, 6/15/31

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$ 2,000	Carlton County, Minnesota, General Obligation Bonds, Minnesota State Credit Enhancement	2/32 at 100.00	Aa1	$ 1,753,180
	Program Series 2022A, 4.000%, 2/01/47
350	Chatfield, Minnesota, Healthcare and Housing Facilities Revenue Bonds, Chosen Valley	9/26 at 102.00	N/R	252,903
	Care Center Project, Refunding Series 2019, 4.000%, 9/01/39
4,005	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project,	10/24 at 102.00	N/R	3,461,842
	Series 2016, 5.000%, 10/01/41
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds,
	Walker Highview Hills LLC Project, Refunding Series 2016A:
1,615	3.500%, 8/01/25, 144A	12/22 at 100.00	N/R	1,552,629
1,000	5.000%, 8/01/46, 144A	12/22 at 100.00	N/R	885,710
	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,
	Essentia Health Obligated Group, Series 2018A:
2,000	4.250%, 2/15/43	2/28 at 100.00	A–	1,771,280
1,300	5.000%, 2/15/48	2/28 at 100.00	A–	1,247,935
10,700	5.000%, 2/15/53	2/28 at 100.00	A–	10,149,592
5,240	5.250%, 2/15/53	2/28 at 100.00	A–	5,142,798
5,500	5.000%, 2/15/58	2/28 at 100.00	A–	5,159,110
5,000	5.250%, 2/15/58	2/28 at 100.00	A–	4,825,300
3,600	Duluth Economic Development Authority, Minnesota, Health Care Facilities Revenue Bonds,	6/32 at 100.00	BBB–	3,343,284
	Saint Luke’s Hospital of Duluth Obligated Group, Series 2022B, 5.250%, 6/15/47
295	Independence, Minnesota, Charter School Lease Revenue Bonds, Paladin Career & Technical	6/29 at 102.00	N/R	212,881
	High School Project, Series 2021A, 4.000%, 6/01/41
9,840	Independent School District 621, Mounds View, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	9,115,973
	School Building Series 2018A, 4.000%, 2/01/41
2,800	Itasca County Independent School District 318, Minnesota, General Obligation Bonds,	2/27 at 100.00	AAA	2,747,220
	Series 2018A, 4.000%, 2/01/37
405	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Cyber Village Academy	6/32 at 100.00	N/R	359,567
	Project, Series 2022A, 5.500%, 6/01/57
2,250	Minneapolis, Minnesota, Health Care System Revenue Bonds, Allina Health System, Series	11/31 at 100.00	Aa3	2,008,057
	2021, 4.000%, 11/15/40
	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services,
	Series 2018A:
2,530	4.000%, 11/15/48	11/28 at 100.00	A3	2,024,885
3,395	5.000%, 11/15/49	11/28 at 100.00	A3	3,322,381
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Refunding Subordinate Lien Series 2019A:
1,000	5.000%, 1/01/33	7/29 at 100.00	A+	1,044,320
1,245	5.000%, 1/01/44	7/29 at 100.00	A	1,228,591
3,500	5.000%, 1/01/49	7/29 at 100.00	A	3,382,190
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Senior Lien Series 2016C:
1,630	5.000%, 1/01/37	1/27 at 100.00	A+	1,660,758
7,000	5.000%, 1/01/41	1/27 at 100.00	A+	7,085,330
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds,
	Subordinate Lien Series 2022A:
2,000	4.125%, 1/01/47	1/32 at 100.00	A+	1,684,860
10,385	5.000%, 1/01/52	1/32 at 100.00	A+	9,992,655
	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of Saint
	Thomas, Series 2022B:
1,000	4.125%, 10/01/42	10/30 at 100.00	A2	867,500
610	4.125%, 10/01/42	10/30 at 100.00	A2	529,175
2,140	5.000%, 10/01/47	10/30 at 100.00	A2	2,137,774

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,
	Series 2021A:
$ 265	3.000%, 8/01/35	8/31 at 100.00	AA+	$ 220,051
280	3.000%, 8/01/37	8/31 at 100.00	AA+	222,748
650	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/31 at 100.00	Aa1	538,538
	Series 2021B, 3.000%, 8/01/35
4,165	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/31 at 100.00	Aa1	3,759,787
	Series 2021C, 4.000%, 8/01/43
4,000	Minnesota Housing Finance Agency, Housing Infrastructure State Appropriation Bonds,	8/32 at 100.00	Aa1	4,157,800
	Series 2022C, 5.000%, 8/01/42
2,855	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A,	12/26 at 100.00	Aa3	2,973,254
	5.000%, 12/01/47
10,000	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2022,	11/32 at 100.00	AA	10,210,200
	5.000%, 11/15/57
	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Series 2019:
2,500	5.000%, 5/01/48	5/29 at 100.00	A2	2,454,600
6,000	4.000%, 5/01/49	5/29 at 100.00	A2	4,960,200
1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/30 at 100.00	BB+	896,380
	Bonds, Hmong College Prep Academy Project, Refunding Series 2020A, 5.000%, 9/01/40
5,850	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/26 at 100.00	BB+	5,700,767
	Bonds, Hmong College Prep Academy Project, Series 2016A, 6.000%, 9/01/51
530	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	12/28 at 102.00	BB–	439,752
	Bonds, Hope Community Academy Project, Series 2020A, 3.875%, 12/01/30
4,170	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue	9/24 at 102.00	BB+	3,118,910
	Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47
3,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue	7/25 at 100.00	A	3,061,650
	Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/30
	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds,
	Fairview Health Services, Series 2017A:
595	4.000%, 11/15/35	11/27 at 100.00	A3	542,330
1,470	4.000%, 11/15/43	11/27 at 100.00	A3	1,215,455
	Saint Paul, Minnesota, Housing and Redevelopment Authority, Minnesota Charter School
	Lease Revenue Bonds, Series 2022A:
250	6.500%, 6/01/29	No Opt. Call	N/R	244,080
1,070	6.375%, 6/01/42	6/29 at 103.00	N/R	998,674
3,055	6.500%, 6/01/57	6/29 at 103.00	N/R	2,812,402
850	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC	9/27 at 100.00	N/R	718,139
	Project, Refunding Series 2017, 5.000%, 9/01/42
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds,
	HealthEast Inc., Series 2015A:
3,595	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	3,748,722
5,315	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	N/R (4)	5,542,270
	Wayzata, Minnesota Senior Housing Revenue Bonds, Folkestone Senior Living Community,
	Refunding Series 2019:
300	5.000%, 8/01/32	8/24 at 102.00	N/R	294,084
150	5.000%, 8/01/33	8/24 at 102.00	N/R	146,215
250	5.000%, 8/01/35	8/24 at 102.00	N/R	241,073
600	4.000%, 8/01/39	8/24 at 102.00	N/R	495,366
2,000	5.000%, 8/01/49	8/24 at 102.00	N/R	1,803,760
163,680	Total Minnesota			153,741,539
	Mississippi – 0.2% (0.1% of Total Investments)
8,000	Medical Center Educational Building Corporation, Mississippi, Revenue Bonds, University of	6/27 at 100.00	Aa2	6,780,720
	Mississippi Medical Center New Facilities & Refinancing Project, Series 2017A, 4.000%, 6/01/47

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 6.3% (3.7% of Total Investments)
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding
	Series 2016:
$ 2,470	4.000%, 8/01/33	8/26 at 100.00	Ba1	$ 2,142,256
4,590	5.000%, 8/01/35	8/26 at 100.00	Ba1	4,473,460
640	4.000%, 8/01/38	8/26 at 100.00	Ba1	512,883
5,110	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities	6/26 at 100.00	A+	5,050,469
	Revenue Bonds, Saint Francis Medical Center, Series 2016, 5.000%, 6/01/39
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds,
	Hannibal Regional Healthcare System, Series 2017:
2,860	5.000%, 10/01/42	10/27 at 100.00	BBB+	2,763,704
1,000	5.000%, 10/01/47	10/27 at 100.00	BBB+	945,900
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Improvement Series 2004B-1:
8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	A2	6,908,021
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	A2	3,585,700
	Kansas City, Missouri, Sanitary Sewer System Revenue Bonds, Improvement Series 2018A:
2,475	4.000%, 1/01/38	1/28 at 100.00	AA	2,342,637
4,470	4.000%, 1/01/42	1/28 at 100.00	AA	4,137,030
1,475	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series	4/31 at 100.00	A2	1,508,409
	2021A, 5.000%, 4/01/40
2,700	Maryland Heights, Missouri, Tax Increment and Special District Revenue Bonds, Westport	11/29 at 100.00	N/R	2,188,755
	Plaza Redevelopment Area, Series 2020, 4.125%, 11/01/38
2,695	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/29 at 100.00	AA+	2,802,180
	Series 2019B, 5.000%, 5/01/44
5,385	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds,	5/30 at 100.00	AA+	5,597,331
	Series 2020B, 5.000%, 5/01/49
2,160	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of	6/32 at 100.00	AA	2,243,376
	Independence Annual Appropriation Electric System, Refunding Series 2022, 5.000%,
	6/01/34 – AGM Insured
3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Union	7/27 at 102.00	A	2,565,150
	Electric Company Project, Refunding Series 1998A, 2.900%, 9/01/33
1,350	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	5/26 at 100.00	A+	1,374,745
	Saint Luke’s Health System, Inc., Series 2016, 5.000%, 11/15/35
5,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds,	11/30 at 100.00	A+	4,145,800
	Saint Luke’s Health System, Inc., Series 2020, 4.000%, 11/15/50
1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	6/27 at 100.00	A1	1,457,736
	Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/42
11,985	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	12,115,637
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43
3,665	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/25 at 100.00	AA	3,060,715
	BJC Health System, Series 2015A, 4.000%, 1/01/45
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	BJC Health System, Series 2021A:
1,830	4.000%, 7/01/40	7/31 at 100.00	AA	1,607,307
1,660	4.000%, 7/01/46	7/31 at 100.00	AA	1,367,591
1,500	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	7/26 at 100.00	AA	1,274,670
	BJC Health System, Variable Rate Demand Obligation Series 2013C, 4.000%, 1/01/50 (Mandatory
	Put 1/01/46)
14,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	1/28 at 100.00	AA	11,584,720
	BJC Health System, Variable Rate Demand Obligation Series 2017D, 4.000%, 1/01/58 (Mandatory
	Put 1/01/48) (UB) (8)
17,300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	17,373,525
	CoxHealth, Series 2013A, 5.000%, 11/15/48

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	CoxHealth, Series 2019A:
$ 4,165	4.000%, 11/15/44	5/29 at 100.00	A2	$ 3,537,501
4,220	4.000%, 11/15/49	5/29 at 100.00	A2	3,483,610
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mercy Health, Series 2017C:
1,050	4.000%, 11/15/36	11/27 at 100.00	A+	966,819
2,980	4.000%, 11/15/37	11/27 at 100.00	A+	2,721,962
5,500	5.000%, 11/15/47	11/27 at 100.00	A+	5,334,065
45,215	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/30 at 100.00	A+	36,587,526
	Mercy Health, Series 2020, 4.000%, 6/01/53
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,
	Mosaic Health System, Series 2019A:
1,500	4.000%, 2/15/44	2/29 at 100.00	A1	1,277,145
9,425	4.000%, 2/15/54	2/29 at 100.00	A1	7,614,457
3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/24 at 100.00	A+ (4)	3,027,510
	SSM Health Care, Series 2014A, 4.000%, 6/01/33 (Pre-refunded 6/01/24)
3,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	6/32 at 100.00	N/R	2,492,250
	SSM Health Care, Series 2022A, 4.000%, 6/01/52
10,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children’s Mercy	5/25 at 102.00	A+	8,629,000
	Hospital, Series 2017A, 4.000%, 5/15/42
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2014A:
1,540	5.000%, 2/01/35	2/24 at 100.00	BBB	1,490,551
2,000	5.000%, 2/01/44	2/24 at 100.00	BBB	1,835,520
1,150	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	1,029,215
	Services Projects, Series 2016A, 5.000%, 2/01/46
700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/26 at 100.00	BBB	674,849
	Services Projects, Series 2016B, 5.000%, 2/01/34
1,700	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior	2/24 at 104.00	BBB	1,588,208
	Services Projects, Series 2019A, 5.000%, 2/01/42
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior
	Services Projects, Series 2019C:
1,500	5.000%, 2/01/42	2/29 at 102.00	BBB	1,376,460
1,000	4.000%, 2/01/48	2/29 at 100.00	BBB	725,060
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis	4/29 at 100.00	A1	427,410
	University, Series 2019A, 4.000%, 10/01/48
7,085	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds,	6/26 at 100.00	A2	7,144,089
	Pairie State Power Project, Refunding Series 2016A, 5.000%, 12/01/34
2,415	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/25 at 100.00	AA+	2,186,589
	Participation, Missouri Project Series 2019, 4.000%, 12/01/41
4,450	Saint Charles County Public Water Supply District 2, Missouri, Certificates of	12/30 at 100.00	AA+	4,529,121
	Participation, Missouri Project, Series 2022, 5.000%, 12/01/44
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of
	Participation, Refunding Series 2016C:
1,675	4.000%, 12/01/31	12/25 at 100.00	AA+	1,691,113
2,535	5.000%, 12/01/32	12/25 at 100.00	AA+	2,613,332
3,500	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue	11/25 at 100.00	N/R	3,193,785
	Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 5.000%, 11/15/41
220	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/23 at 100.00	BB+	213,426
	Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43
7,250	Saint Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship	9/25 at 103.00	BB+	5,926,077
	Village Saint Louis Obligated Group, Series 2018A, 5.250%, 9/01/53

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 725	The Industrial Development Authority of the City of Saint Louis, Missouri, Development	11/26 at 100.00	N/R	$ 622,565
	Financing Revenue Bonds, Ballpark Village Development Project, Series 2017A,
	3.875%, 11/15/29
243,870	Total Missouri			218,068,922
	Montana – 0.6% (0.3% of Total Investments)
1,475	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran	5/25 at 102.00	N/R	1,248,750
	Corporation, Series 2017A, 5.250%, 5/15/47
4,965	Montana Facility Finance Authority, Healthcare Facility Revenue Bonds, Kalispell	7/28 at 100.00	BBB	4,684,974
	Regional Medical Center, Series 2018B, 5.000%, 7/01/48
2,580	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System	2/27 at 100.00	A+	2,483,250
	Obligated Group, Refunding Series 2016, 5.000%, 2/15/41
3,310	Montana Facility Finance Authority, Montana, Health Facilities Revenue Bonds, Bozeman	6/28 at 100.00	A	3,199,314
	Deaconess Health Services Obligated Group, Series 2018, 5.000%, 6/01/48
1,825	Montana Facility Finance Authority, Revenue Bonds, Billings Clinic Obligated Group,	8/28 at 100.00	AA–	1,766,180
	Series 2018A, 5.000%, 8/15/48
6,530	Montana State University, General Revenue Bonds, Series 2022, 5.250%, 11/15/52 –	11/32 at 100.00	Aa3	6,887,256
	AGM Insured
20,685	Total Montana			20,269,724
	Nebraska – 1.3% (0.7% of Total Investments)
14,165	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Refunding	No Opt. Call	BBB+	13,571,203
	Crossover Series 2017A, 5.000%, 9/01/42
3,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds,	5/27 at 100.00	A1	2,929,980
	Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/47
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska
	Methodist Health System, Refunding Series 2015:
3,500	5.000%, 11/01/45	11/25 at 100.00	A	3,407,810
1,400	5.000%, 11/01/48	11/25 at 100.00	A	1,349,040
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional
	Health Services Project, Refunding Series 2017A:
2,150	5.000%, 7/01/29	7/27 at 100.00	BBB	2,184,808
2,000	5.000%, 7/01/30	7/27 at 100.00	BBB	2,029,400
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional
	Health Services Project, Series 2018:
1,000	5.000%, 7/01/32	7/25 at 100.00	BBB	1,007,150
820	5.000%, 7/01/33	7/25 at 100.00	BBB	824,535
2,000	5.000%, 7/01/34	7/25 at 100.00	BBB	2,008,860
5,110	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series	10/26 at 100.00	A	5,333,052
	2016A, 5.000%, 4/01/38
4,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2022B,	2/32 at 100.00	Aa2	4,276,400
	5.250%, 2/01/52
4,655	Sarpy County School District 037 Gretna Public Schools, Nebraska, General Obligation	12/32 at 100.00	AA–	4,055,110
	Bonds, Series 2022, 4.000%, 12/15/47
43,800	Total Nebraska			42,977,348
	Nevada – 2.2% (1.3% of Total Investments)
6,480	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	6,198,120
	Series 2017A, 5.000%, 9/01/47
7,525	Clark County, Nevada, General Obligation Bonds, Stadium Improvement, Limited Tax	6/28 at 100.00	AA+	7,671,963
	Additionally Secured by Pledged Revenues, Series 2018A, 5.000%, 5/01/48
365	Director of the State of Nevada Department of Business and Industry, Charter School	12/25 at 100.00	BB	341,925
	Lease Revenue Bonds, Somerset Academy, Series 2018A, 5.000%, 12/15/38, 144A

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada,
	Refunding Series 2016:
$ 2,300	4.000%, 9/01/26	No Opt. Call	N/R	$ 2,231,092
1,525	4.000%, 9/01/27	9/26 at 100.00	N/R	1,461,652
2,660	4.000%, 9/01/29	9/26 at 100.00	N/R	2,486,621
2,920	4.000%, 9/01/30	9/26 at 100.00	N/R	2,695,656
18,000	Las Vegas Convention and Visitors Authority, Nevada, Convention Center Expansion Revenue	7/28 at 100.00	A	18,245,520
	Bonds, Series 2018B, 5.000%, 7/01/43
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	AA	5,148,300
6,620	5.000%, 6/01/39	12/24 at 100.00	AA	6,756,306
11,915	5.000%, 6/01/39 (UB) (8)	12/24 at 100.00	AA	12,160,330
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Tender Option Bond
	Trust 2015-XF0233:
3,995	11.825%, 6/01/24, 144A (IF) (8)	No Opt. Call	AA	4,323,828
1,000	11.934%, 6/01/24, 144A (IF) (8)	No Opt. Call	AA	1,082,360
2,500	11.831%, 6/01/39, 144A (IF) (8)	12/24 at 100.00	AA	2,705,900
1,250	11.831%, 6/01/39, 144A (IF) (8)	12/24 at 100.00	AA	1,352,950
1,250	11.831%, 6/01/39, 144A (IF) (8)	12/24 at 100.00	AA	1,352,950
75,305	Total Nevada			76,215,473
	New Hampshire – 0.2% (0.1% of Total Investments)
1,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Concord	10/27 at 100.00	A2	1,422,795
	Hospital, Series 2017, 5.000%, 10/01/47
	New Hampshire Health and Education Facilities Authority, Revenue Bonds,
	Dartmouth-Hitchcock Obligated Group, Series 2018A:
1,115	5.000%, 8/01/36	2/28 at 100.00	A	1,117,821
2,935	5.000%, 8/01/37	2/28 at 100.00	A	2,936,585
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds,	No Opt. Call	A	1,035,252
	Dartmouth-Hitchcock Obligated Group, Series 2020A, 5.000%, 8/01/59
6,660	Total New Hampshire			6,512,453
	New Jersey – 7.3% (4.3% of Total Investments)
10,600	New Jersey Economic Development Authority, Revenue Bonds, New Jersey Transit Corporation	No Opt. Call	BBB	10,916,940
	Projects Sublease, Refunding Series 2017B, 5.000%, 11/01/25
6,000	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Montclair	6/27 at 100.00	A2	5,828,460
	Properties LLC, Montclair State University Student Housing Project, Refunding Series 2017,
	5.000%, 6/01/42 – AGM Insured
20,890	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	BBB (4)	22,669,828
	Refunding Series 2016BBB, 5.500%, 6/15/30 (Pre-refunded 12/15/26)
	New Jersey Economic Development Authority, School Facilities Construction Bonds,
	Series 2014UU:
5,515	5.000%, 6/15/30 (Pre-refunded 6/15/24)	6/24 at 100.00	BBB (4)	5,664,291
4,065	5.000%, 6/15/40	6/24 at 100.00	BBB	3,994,350
935	5.000%, 6/15/40 (Pre-refunded 6/15/24)	6/24 at 100.00	N/R (4)	959,572
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series	12/28 at 100.00	BBB	967,280
	2018EEE, 5.000%, 6/15/43
2,415	New Jersey Economic Development Authority, School Facilities Construction Bonds, Social	12/30 at 100.00	BBB	1,932,241
	Series 2021QQQ, 4.000%, 6/15/50
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack	7/27 at 100.00	AA–	2,575,600
	Meridian Health Obligated Group, Refunding Series 2017A, 5.000%, 7/01/37
720	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood	7/23 at 100.00	AA–	724,745
	Johnson University Hospital, Series 2013A, 5.500%, 7/01/43
10,970	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/26 at 100.00	AA–	10,869,624
	Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 12,775	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas	7/31 at 100.00	Aa3	$ 10,453,655
	Health Obligated Group, Series 2021A, 4.000%, 7/01/51
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	BB–	669,626
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue
	Notes, Series 2016A-1:
3,050	5.000%, 6/15/28	6/26 at 100.00	Baa1	3,144,489
7,795	5.000%, 6/15/29	6/26 at 100.00	Baa1	8,020,977
5,450	New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Series	12/31 at 100.00	BBB+	4,448,508
	2022BB, 4.000%, 6/15/46
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital
	Appreciation Series 2010A:
5,000	0.000%, 12/15/26	No Opt. Call	BBB	4,202,600
16,495	0.000%, 12/15/33	No Opt. Call	BBB	9,514,646
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding
	Series 2006C:
1,815	0.000%, 12/15/26	No Opt. Call	AA+	1,539,156
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	BBB	6,908,000
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	BBB+	22,134,240
45,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	BBB	23,105,700
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	BBB	4,854,500
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	BBB	5,070,050
	2010D, 5.000%, 12/15/23
7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/23 at 100.00	BBB	7,518,225
	2013AA, 5.500%, 6/15/39
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/29 at 100.00	BBB	5,112,150
	2019A, 5.000%, 12/15/32
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	BBB	4,136,600
	2019BB, 4.000%, 6/15/44
10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/30 at 100.00	BBB	8,001,000
	2020AA, 4.000%, 6/15/50
14,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%,	No Opt. Call	A2	14,712,740
	1/01/26 – AGM Insured
1,160	New Jersey Turnpike Authority, Revenue Bonds, Series 2017B, 4.000%, 1/01/34	1/28 at 100.00	A2	1,134,944
1,500	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2017G, 4.000%, 1/01/33	1/28 at 100.00	A2	1,490,745
5,500	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2022B, 5.000%, 1/01/46	1/33 at 100.00	N/R	5,631,175
	(UB) (WI/DD, Settling 11/03/2022)
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%,	No Opt. Call	Aa3	2,700,540
	9/01/25 – NPFG Insured
	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L:
2,000	5.000%, 5/01/38 (Pre-refunded 5/01/23)	5/23 at 100.00	A+ (4)	2,018,380
910	5.000%, 5/01/43 (Pre-refunded 5/01/23)	5/23 at 100.00	A+ (4)	918,363
3,905	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/30 at 100.00	Baa2	3,766,607
	Series 2020A, 5.000%, 11/01/45
5,000	South Jersey Transportation Authority, New Jersey, Transportation System Revenue Bonds,	11/32 at 100.00	Baa2	4,952,150
	Series 2022A, 5.250%, 11/01/52
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
10,355	5.000%, 6/01/46	6/28 at 100.00	BBB+	9,966,066
4,710	5.250%, 6/01/46	6/28 at 100.00	BBB+	4,567,334
2,615	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	6/28 at 100.00	BB+	2,404,388
	Bonds, Series 2018B, 5.000%, 6/01/46
308,840	Total New Jersey			250,200,485

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 10.0% (5.9% of Total Investments)
$ 7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	No Opt. Call	Ba1	$ 1,645,560
	Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45
	Dormitory Authority of the State of New York, Revenue Bonds, New School University,
	Series 2015A:
11,930	5.000%, 7/01/50	7/25 at 100.00	BBB+	11,386,111
900	5.000%, 7/01/50 (Pre-refunded 7/01/25)	7/25 at 100.00	N/R (4)	937,566
4,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/23 at 100.00	AA– (4)	4,049,600
	2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	974,590
	Center Obligated Group, Series 2017, 5.000%, 12/01/33, 144A
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2015B Group C:
14,070	5.000%, 2/15/36	2/25 at 100.00	Aa2	14,370,113
5	5.000%, 2/15/36 (Pre-refunded 2/15/25)	2/25 at 100.00	N/R (4)	5,187
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2022A:
10,000	4.000%, 3/15/39	3/32 at 100.00	AA+	9,137,200
15,355	5.000%, 3/15/46	3/32 at 100.00	AA+	15,698,492
4,115	4.000%, 3/15/49	3/32 at 100.00	AA+	3,495,651
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019A. Bidding Group 1,2,3,4:
4,000	5.000%, 3/15/45	3/29 at 100.00	Aa2	4,078,920
14,800	4.000%, 3/15/48	3/29 at 100.00	AA+	12,631,060
41,175	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/30 at 100.00	Aa2	35,331,032
	General Purpose, Series 2019D, 4.000%, 2/15/47
10,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/28 at 100.00	N/R	10,306,500
	2018E Group 2, 5.000%, 3/15/40
1,645	Genesee County Funding Corporation, New York, Revenue Bonds, Rochester Regional Health	12/32 at 100.00	BBB+	1,542,549
	Project, Series 2022A, 5.250%, 12/01/52
10,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	BBB+	10,350,800
	Series 2005, 5.250%, 10/01/35
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,045	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A2	973,731
780	5.000%, 9/01/44	9/24 at 100.00	A	791,817
5,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/28 at 100.00	A	5,174,250
	2018, 5.000%, 9/01/37
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/23 at 100.00	AA– (4)	1,012,070
	of Rochester Project, Series 2013A, 5.000%, 7/01/43 (Pre-refunded 7/01/23)
7,225	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	7,266,399
	General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/30 at 100.00	AA+	4,451,300
	General Resolution Revenue Bonds, Fiscal 2020 Series EE, 4.000%, 6/15/42
5,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/30 at 100.00	AA+	4,662,020
	General Resolution Revenue Bonds, Fiscal 2020 Series GG-1, 4.000%, 6/15/50
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/27 at 100.00	Aa3	3,328,535
	Fiscal 2018, Series 2017S-1, 4.000%, 7/15/36
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	Aa1	5,031,150
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/28 at 100.00	Aa1	5,088,200
	Subordinate Fiscal 2018 Series C-3, 5.000%, 5/01/41
7,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	11/30 at 100.00	Aa1	6,020,280
	Subordinate Fiscal 2021 Subseries C-1, 4.000%, 5/01/46

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 9,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/31 at 100.00	Aa1	$ 8,436,570
	Subordinate Fiscal 2021 Subseries E-1, 4.000%, 2/01/42
1,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/32 at 100.00	Aa1	1,523,790
	Subordinate Fiscal 2022 Subseries F-1, 5.000%, 2/01/51
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA–	2,097,822
10,370	New York City, New York, General Obligation Bonds, Fiscal 2020 Series A-1, 4.000%, 8/01/42	8/29 at 100.00	AA–	9,102,475
3,500	New York City, New York, General Obligation Bonds, Fiscal 2020 SeriesD-1, 4.000%, 3/01/50	3/30 at 100.00	AA–	2,972,725
1,910	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 4.000%, 8/01/41	8/30 at 100.00	AA–	1,692,069
	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1:
12,000	4.000%, 3/01/47	3/31 at 100.00	AA–	10,328,640
12,000	5.000%, 3/01/50	3/31 at 100.00	AA–	12,215,160
10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	12/22 at 100.00	AA–	10,020
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	12/22 at 100.00	AA–	5,012
23,920	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	21,016,112
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
1,590	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by	2/30 at 100.00	AA	1,352,549
	Port Authority Consolidated Bonds, Refunding Series 1WTC-2021, 4.000%, 2/15/43 – BAM Insured
10,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A–	10,116,600
	Series 2016A, 5.250%, 1/01/56
5,900	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Bidding Group	9/32 at 100.00	AA+	4,935,645
	1 Series 2022A, 4.000%, 3/15/50
4,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series	3/31 at 100.00	AA+	3,467,800
	2021A-1, 4.000%, 3/15/44
25,035	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/32 at 100.00	Aa1	25,645,854
	General Purpose, Series 2022A, 5.000%, 3/15/45
7,500	New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Series	9/29 at 100.00	N/R	7,700,850
	2019A, 5.000%, 3/15/40
3,925	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	A+	3,976,967
	Seventy Ninth Series 2013, 5.000%, 12/01/38
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/25 at 100.00	AA–	5,065,750
	Refunding Series 2015A, 5.000%, 11/15/50
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,
	Refunding Subordinate Lien Series 2013A:
10,725	0.000%, 11/15/31	No Opt. Call	A+	7,152,610
1,105	0.000%, 11/15/32	No Opt. Call	A+	697,310
1,300	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	11/30 at 100.00	AA–	1,316,783
	Tunnels, Series 2020A, 5.000%, 11/15/54
3,500	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/32 at 100.00	AA+	3,673,390
	Lien Green Bonds, Series 2022D-2, 5.250%, 5/15/47
5,500	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	5,609,120
	Lien Subseries 2021A-1, 5.000%, 5/15/51
10,000	Triborough Bridge and Tunnel Authority, New York, Sales Tax Revenue Bonds, MTA Bridges &	11/32 at 100.00	AA+	10,367,700
	Tunnels, TBTA Capital Lockbox-City Sales Tax, Series 2022A, 5.250%, 5/15/57
5,000	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/45	6/27 at 100.00	CCC+	4,352,300
372,900	Total New York			344,572,306

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 5.5% (3.2% of Total Investments)
	Buncombe County, North Carolina, Limited Obligation Bonds, Refunding Series 2014A:
$ 1,085	5.000%, 6/01/33 (Pre-refunded 6/01/24)	6/24 at 100.00	AA+ (4)	$ 1,113,698
1,600	5.000%, 6/01/34 (Pre-refunded 6/01/24)	6/24 at 100.00	AA+ (4)	1,642,320
	Catawba County, North Carolina, General Obligation Bonds, Limited Obligation Series 2014A:
1,000	5.000%, 6/01/30	6/24 at 100.00	AA	1,023,760
730	5.000%, 6/01/31	6/24 at 100.00	AA	746,316
3,000	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,	7/24 at 100.00	Aa3	3,066,600
	Refunding Series 2014A, 5.000%, 7/01/28
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International,
	Refunding Series 2017A:
1,365	5.000%, 7/01/42 (UB) (8)	7/27 at 100.00	Aa3	1,381,612
5,390	5.000%, 7/01/47 (UB) (8)	7/27 at 100.00	Aa3	5,425,897
2,045	Charlotte, North Carolina, Storm Water Fee Revenue Bonds, Refunding Series 2014,	12/24 at 100.00	AAA	2,092,158
	5.000%, 12/01/39
	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015:
940	5.000%, 7/01/32	7/25 at 100.00	AAA	976,773
2,325	5.000%, 7/01/40	7/25 at 100.00	AAA	2,389,542
16,865	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2018,	7/28 at 100.00	AAA	17,631,177
	5.000%, 7/01/44 (UB) (8)
2,055	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2018,	7/28 at 100.00	AAA	2,148,359
	5.000%, 7/01/44
4,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds,	1/29 at 100.00	AA–	4,122,600
	Doing Business as Atrium Health, Refunding Series 2018A, 5.000%, 1/15/36
835	Durham, North Carolina, General Obligation Bonds, Refunding Series 2015, 5.000%, 10/01/26	No Opt. Call	AAA	888,949
5,000	East Carolina University, North Carolina, General Revenue Bonds, Series 2014A, 5.000%,	10/23 at 100.00	AA– (4)	5,082,800
	10/01/41 (Pre-refunded 10/01/23)
4,750	Greensboro, North Carolina, Combined Enterprise System Revenue Bonds, Series 2017A,	6/27 at 100.00	Aa1	4,266,688
	4.000%, 6/01/47
2,000	Greensboro, North Carolina, Limited Obligation Bonds, Coliseum Complex Project, Series	4/28 at 100.00	Aa2 (4)	2,166,720
	2018A, 5.000%, 4/01/42 (Pre-refunded 4/01/28)
500	Henderson County, North Carolina, Limited Obligation Bonds, Series 2015, 5.000%, 10/01/31	10/25 at 100.00	AA	519,810
215	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013,	2/23 at 100.00	N/R	213,757
	7.750%, 2/01/24
500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/23 at 100.00	N/R (4)	507,690
	Center, Refunding Series 2013, 5.000%, 10/01/26 (Pre-refunded 10/01/23)
6,140	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical	10/27 at 100.00	N/R (4)	6,596,570
	Center, Series 2017, 5.000%, 10/01/47 (Pre-refunded 10/01/27)
1,800	North Carolina Agricultural & Technical State University, General Revenue Bonds,	10/25 at 100.00	A1	1,843,434
	Refunding Series 2015A, 5.000%, 10/01/40
3,900	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/26 at 100.00	AA+	4,050,111
	Project, Refunding Series 2016B, 5.000%, 7/01/42
9,485	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/25 at 100.00	AA+ (4)	9,942,272
	Project, Series 2015 A, 5.000%, 10/01/55 (Pre-refunded 10/01/25) (UB) (8)
1,605	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University	10/25 at 100.00	AA+ (4)	1,682,377
	Project, Series 2015 A, 5.000%, 10/01/55 (Pre-refunded 10/01/25)
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Johnson & Wales
	University, Series 2013A:
1,560	5.000%, 4/01/32 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa2 (4)	1,571,310
1,000	5.000%, 4/01/33 (Pre-refunded 4/01/23)	4/23 at 100.00	Baa2 (4)	1,007,250
5,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds,	7/26 at 100.00	Aa3	4,736,150
	Wake Forest University, Refunding Series 2016, 4.000%, 1/01/37

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 2,500	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds,	1/28 at 100.00	Aa3	$ 2,577,950
	Wake Forest University, Series 2018, 5.000%, 1/01/48
2,720	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/24 at 102.00	N/R	2,471,718
	Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/37
2,690	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Deerfield	11/26 at 100.00	A	2,738,070
	Episcopal Retirement Community, Refunding First Mortgage Series 2016, 5.000%, 11/01/37
3,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Wake	12/22 at 100.00	A2	2,940,450
	Forest Baptist Obligated Group, Series 2012A, 5.000%, 12/01/45
450	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue	10/23 at 100.00	N/R (4)	456,719
	Bonds, United Methodist Retirement Homes, Refunding Series 2013A, 5.000%, 10/01/33
	(Pre-refunded 10/01/23)
500	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge	1/27 at 103.00	N/R	429,185
	Project, Refunding Series 2019A, 5.000%, 1/01/39
	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding
	Series 2015A:
1,545	5.000%, 1/01/28	1/26 at 100.00	A	1,610,462
1,500	5.000%, 1/01/32	1/26 at 100.00	A	1,550,355
760	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding	7/26 at 100.00	A	793,470
	Series 2016A, 5.000%, 1/01/30
2,020	North Carolina State University at Raleigh, General Revenue Bonds, Series 2013A, 5.000%,	10/23 at 100.00	AA (4)	2,051,068
	10/01/42 (Pre-refunded 10/01/23)
	North Carolina State, Limited Obligation Bonds, Refunding Series 2017B:
2,000	5.000%, 5/01/29 (UB) (8)	5/27 at 100.00	AA+	2,129,340
4,000	5.000%, 5/01/30 (UB) (8)	5/27 at 100.00	AA+	4,248,200
	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital
	Appreciation Series 2017C:
835	0.000%, 7/01/28	7/26 at 91.99	Baa3	633,356
800	0.000%, 7/01/30	7/26 at 83.69	Baa3	546,512
850	0.000%, 7/01/31	7/26 at 79.58	Baa3	547,256
2,400	0.000%, 7/01/33	7/26 at 71.99	Baa3	1,371,960
3,160	0.000%, 7/01/36	7/26 at 61.63	Baa3	1,505,487
3,100	0.000%, 7/01/37	7/26 at 58.52	Baa3	1,383,871
1,900	0.000%, 7/01/40	7/26 at 50.36	Baa3	688,408
400	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A,	7/26 at 100.00	Baa3	371,768
	5.000%, 7/01/47
2,200	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/27 at 100.00	BBB	2,240,810
	Senior Lien Series 2017, 5.000%, 1/01/39 – AGM Insured
1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding	1/29 at 100.00	BBB	961,940
	Series 2018, 5.000%, 1/01/40
	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien
	Series 2009B:
150	0.000%, 1/01/31 – AGC Insured	No Opt. Call	BBB	102,891
4,375	0.000%, 1/01/33 – AGC Insured	No Opt. Call	BBB	2,675,137
2,300	0.000%, 1/01/34 – AGC Insured	No Opt. Call	BBB	1,328,894
2,380	0.000%, 1/01/35 – AGC Insured	No Opt. Call	BBB	1,287,056
7,575	0.000%, 1/01/37 – AGC Insured	No Opt. Call	BBB	3,607,670
1,470	0.000%, 1/01/38 – AGC Insured	No Opt. Call	BBB	655,341
10,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Senior Lien	1/30 at 100.00	BBB	9,248,400
	Series 2019, 5.000%, 1/01/49
3,040	Oak Island, North Carolina, Enterprise System Revenue Bonds, Refunding Series 2015,	6/25 at 100.00	A2	3,128,190
	5.000%, 6/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding
	Series 2013A:
$ 5,000	5.000%, 3/01/28 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA (4)	$ 5,030,550
3,785	5.000%, 3/01/43 (Pre-refunded 3/01/23)	3/23 at 100.00	AAA (4)	3,808,126
5,000	Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, Refunding Series	3/27 at 100.00	AAA	4,513,550
	2016A, 4.000%, 3/01/46
1,000	Raleigh, North Carolina, General Obligation Bonds, Refunding Series 2016A,	No Opt. Call	AAA	1,063,360
	5.000%, 9/01/26
1,000	Raleigh, North Carolina, Limited Obligation Bonds, Series 2013, 5.000%, 10/01/33	10/23 at 100.00	AA+ (4)	1,016,280
	(Pre-refunded 10/01/23)
1,305	Raleigh, North Carolina, Limited Obligation Bonds, Series 2014A, 5.000%, 10/01/26	10/24 at 100.00	AA+	1,346,303
	Sampson County, North Carolina, Limited Obligation Bonds, Refunding Series 2017:
300	5.000%, 9/01/32	9/27 at 100.00	A	313,608
1,250	4.000%, 9/01/35	9/27 at 100.00	A	1,155,050
1,265	4.000%, 9/01/36	9/27 at 100.00	A	1,159,094
1,000	4.000%, 9/01/37	9/27 at 100.00	A	910,410
1,100	Union County, North Carolina, Enterprise System Revenue Bonds, Series 2019A,	6/29 at 100.00	Aa2	993,520
	4.000%, 6/01/44
800	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2015,	4/25 at 100.00	A+ (4)	833,112
	5.000%, 4/01/45 (Pre-refunded 4/01/25)
170	University of North Carolina, Charlotte, General Revenue Bonds, Refunding Series 2017A,	10/27 at 100.00	A+	179,019
	5.000%, 10/01/31
	University of North Carolina, Charlotte, General Revenue Bonds, Series 2014:
2,070	5.000%, 4/01/32 (Pre-refunded 4/01/24)	4/24 at 100.00	A+ (4)	2,120,757
1,175	5.000%, 4/01/33 (Pre-refunded 4/01/24)	4/24 at 100.00	A+ (4)	1,203,811
1,385	5.000%, 4/01/35 (Pre-refunded 4/01/24)	4/24 at 100.00	A+ (4)	1,418,960
4,735	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017, 5.000%,	10/27 at 100.00	A+	4,862,324
	10/01/42
	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014:
1,000	5.000%, 4/01/32	4/24 at 100.00	A+	1,018,960
3,065	5.000%, 4/01/39	4/24 at 100.00	A+	3,123,112
4,765	University of North Carolina, Greensboro, General Revenue Bonds, Series 2018,	4/28 at 100.00	A+	4,938,017
	5.000%, 4/01/43
	University of North Carolina, Wilmington, General Revenue Bonds, Refunding Series 2019B:
1,500	4.000%, 10/01/44	10/29 at 100.00	Aa3	1,319,955
1,845	4.000%, 10/01/49	10/29 at 100.00	Aa3	1,577,272
1,250	Western Carolina University, North Carolina, General Revenue Bonds, Refunding Series	10/25 at 100.00	Aa3	1,272,600
	2015A, 5.000%, 10/01/45
204,075	Total North Carolina			190,296,384
	North Dakota – 0.9% (0.5% of Total Investments)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System
	Obligated Group, Series 2017A:
1,000	5.000%, 12/01/37	12/27 at 100.00	BBB–	987,830
8,525	5.000%, 12/01/42	12/27 at 100.00	BBB–	7,958,429
7,070	4.000%, 12/01/47	12/27 at 100.00	BBB–	5,384,300
1,800	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System	12/31 at 100.00	BBB–	1,341,558
	Obligated Group, Series 2021, 4.000%, 12/01/51
900	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley	12/26 at 100.00	N/R	777,384
	Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36
500	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley	No Opt. Call	N/R	495,370
	Homes Obligated Group, Series 2016A, 5.125%, 12/01/24
2,700	University of North Dakota, Certificates of Participation, Housing Infrastructure	6/30 at 100.00	A1	2,219,346
	Project, Series 2021A, 4.000%, 6/01/51 – AGM Insured

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group,
	Series 2017C:
$ 11,065	5.000%, 6/01/43	6/28 at 100.00	BBB–	$ 9,129,731
2,610	5.000%, 6/01/48	6/28 at 100.00	BBB–	2,089,775
1,420	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC	9/23 at 100.00	N/R	710,000
	Project, Series 2013, 7.750%, 9/01/38 (6)
37,590	Total North Dakota			31,093,723
	Ohio – 7.0% (4.1% of Total Investments)
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities
	Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016:
3,020	5.250%, 11/15/41	11/26 at 100.00	BBB+	2,954,979
8,255	5.250%, 11/15/46	11/26 at 100.00	BBB+	7,853,477
11,940	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Refunding &	11/24 at 100.00	A+	12,013,909
	Improvement Series 2015A, 5.000%, 11/01/43
8,655	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Series 2017A,	2/28 at 100.00	A+	7,840,478
	4.000%, 8/01/38
2,750	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B, 5.000%, 6/01/42	6/27 at 100.00	A+	2,820,565
25,315	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 22.36	N/R	2,530,234
	Revenue Bonds, Refunding Senior Lien Capital Appreciation Series 2020B-3 Class 2,
	0.000%, 6/01/57
2,085	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	BBB+	1,653,280
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1, 4.000%, 6/01/48
41,270	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	34,784,832
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
5,000	Cleveland Clinic Health System Obligated Group, Ohio, Martin County Health Facilities	1/29 at 100.00	Aa2	4,439,700
	Authority, Hospital Revenue Bonds, Series 2019B, 4.000%, 1/01/43
	Cleveland Heights-University Heights City School District, Ohio, General Obligation
	Bonds, School Improvement Series 2014:
7,060	5.000%, 12/01/51 (Pre-refunded 6/01/23)	6/23 at 100.00	A1 (4)	7,135,189
10,480	5.000%, 12/01/51 (Pre-refunded 6/01/23)	6/23 at 100.00	N/R (4)	10,591,612
	Cleveland-Cuyahoga County Port Authority, Ohio, Cultural Facility Revenue Bonds, The
	Cleveland Museum of Natural History Project, Series 2021:
300	4.000%, 7/01/37	7/31 at 100.00	A3	277,818
300	4.000%, 7/01/38	7/31 at 100.00	A3	274,686
350	4.000%, 7/01/39	7/31 at 100.00	A3	317,615
1,000	4.000%, 7/01/51	7/31 at 100.00	A3	790,300
5,165	Cuyahoga Community College District, Ohio, General Obligation Bonds, Facilities	6/26 at 100.00	AA	4,824,936
	Construction & Improvement Series 2018, 4.000%, 12/01/38
5,975	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	5,277,777
	Project, Series 2013, 5.000%, 6/15/43
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities Project,
	Series 2017A:
1,500	5.000%, 1/01/47	1/27 at 100.00	BBB–	1,280,925
1,120	5.000%, 1/01/52	1/27 at 100.00	BBB–	937,037
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities, Refunding &
	Improvement Series 2016:
3,425	5.000%, 1/01/46	1/26 at 100.00	BBB–	2,941,698
6,000	5.000%, 1/01/51	1/26 at 100.00	BBB–	5,039,220
6,920	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	Aa3 (4)	6,941,037
	Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23)
14,850	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien	1/23 at 100.00	Aa3 (4)	14,895,144
	Series 2013A, 5.000%, 1/01/38 (Pre-refunded 1/01/23) (UB) (8)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds,
	Tender Option Bond Trust 2016-XG0052:
$ 1,050	11.722%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (8)	1/23 at 100.00	Aa3 (4)	$ 1,062,768
875	11.722%, 1/01/38 (Pre-refunded 1/01/23), 144A (IF) (8)	1/23 at 100.00	Aa3 (4)	885,640
5,000	Miami County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network	8/28 at 100.00	A2	4,788,300
	Obligated Group Project, Refunding Improvement Series 2019, 5.000%, 8/01/49
6,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds,	No Opt. Call	A2	6,574,980
	Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured
1,750	Milford Exempted Village School District, Ohio, General Obligation Bonds, School	12/30 at 100.00	Aa2	1,485,977
	Improvement Series 2022, 4.000%, 12/01/51
21,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding	11/24 at 100.00	AA+ (4)	21,723,870
	& Improvement Series 2014, 5.000%, 11/15/49 (Pre-refunded 11/15/24)
9,365	Ohio Higher Educational Facility Commission, Revenue Bonds, University of Dayton, Series	6/28 at 100.00	A2	9,285,772
	2018A, 5.000%, 12/01/48
3,195	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Fixed	1/30 at 100.00	A	3,086,050
	Interest Rate Series 2020A, 5.000%, 1/15/50
7,065	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series	7/31 at 100.00	A2	5,668,815
	2021A, 4.000%, 1/15/46
7,550	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/31 at 100.00	A+	8,164,344
	Infrastructure Projects, Junior Lien, Capital Appreciation Series 2013A-3, 0.000%, 2/15/36 (5)
19,515	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission	2/23 at 100.00	A+ (4)	19,618,429
	Infrastructure Projects, Junior Lien, Current Interest Series 2013A-1, 5.000%, 2/15/48
	(Pre-refunded 2/15/23)
9,000	Ohio State, Turnpike Revenue Bonds, Ohio Turnpike and Infrastructure Commission,	2/28 at 100.00	A+	7,769,880
	Infrastructure Projects, Junior Lien Series 2018A, 4.000%, 2/15/46
4,075	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated	12/29 at 100.00	A–	3,873,573
	Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/49
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health
	System Obligated Group Project, Refunding and Improvement Series 2012:
135	5.750%, 12/01/32	12/22 at 100.00	BB–	135,273
130	6.000%, 12/01/42	12/22 at 100.00	BB–	130,286
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation	No Opt. Call	Aa3	4,451,456
	Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured
3,670	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	3,500,593
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	6.000%, 3/01/45
276,300	Total Ohio			240,622,454
	Oklahoma – 0.3% (0.2% of Total Investments)
1,165	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2019,	9/29 at 100.00	Baa1	1,094,599
	5.000%, 9/01/45
	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine
	Project, Series 2018B:
2,205	5.500%, 8/15/52	8/28 at 100.00	BB+	1,806,557
7,270	5.500%, 8/15/57	8/28 at 100.00	BB+	5,835,556
1,125	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds,	11/25 at 102.00	BBB–	1,111,162
	Montereau, Inc Project, Refunding Series 2017, 5.250%, 11/15/37
11,765	Total Oklahoma			9,847,874
	Oregon – 2.6% (1.5% of Total Investments)
11,955	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/32 at 100.00	AA+	12,527,166
	Obligation Bonds, Series 2022B, 5.000%, 6/15/52
	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred
	Interest Series 2017A:
760	5.000%, 6/15/38	6/27 at 100.00	Aa1	793,668
2,750	5.000%, 6/15/39	6/27 at 100.00	Aa1	2,858,873

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon (continued)
$ 1,185	Clackamas County Hospital Facility Authority, Oregon, Revenue Bonds, Rose Villa Inc.,	11/25 at 102.00	N/R	$ 1,003,245
	Series 2020A, 5.375%, 11/15/55
	Columbia County School District 502 Saint Helens, Oregon, General Obligation Bonds,
	Series 2017:
1,310	5.000%, 6/15/38	6/27 at 100.00	Aa1	1,368,033
1,705	5.000%, 6/15/39	6/27 at 100.00	Aa1	1,776,150
4,170	Eugene, Oregon, Electric Utility Revenue Bonds, Series 2020A, 4.000%, 8/01/45	8/30 at 100.00	AA–	3,648,708
7,955	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2016A,	6/26 at 100.00	A+	7,780,865
	5.000%, 6/01/46
3,000	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Series 2022A,	6/32 at 100.00	A+	2,903,550
	5.000%, 6/01/52
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding
	Series 2016A:
6,275	5.000%, 10/01/35	10/26 at 100.00	BBB+	6,285,730
2,120	5.000%, 10/01/46	10/26 at 100.00	BBB+	1,964,646
140	5.000%, 10/01/46 (Pre-refunded 10/01/26)	10/26 at 100.00	N/R (4)	147,780
	Oregon Health and Science University, Revenue Bonds, Green Series 2021A:
1,325	4.000%, 7/01/44	1/32 at 100.00	AA–	1,161,270
23,400	4.000%, 7/01/51	1/32 at 100.00	AA–	19,727,136
8,890	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien	11/23 at 100.00	Aa1 (4)	9,053,398
	Series 2013A, 5.000%, 11/15/38 (Pre-refunded 11/15/23)
5,855	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Projects, Series	5/29 at 100.00	A+	5,807,575
	2019A, 5.000%, 5/15/44
	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Health Project,
	Refunding Series 2016A:
4,000	4.000%, 5/15/41	5/26 at 100.00	A+	3,470,720
5,265	5.000%, 5/15/46	5/26 at 100.00	A+	5,171,125
500	Warm Springs Reservation Confederated Tribes, Oregon, Hydroelectric Revenue Bonds,	5/29 at 100.00	A3	523,125
	Tribal Economic Development Bond Pelton Round Butte Project, Taxable Refunding Green
	Series 2019B, 5.000%, 11/01/36, 144A
92,560	Total Oregon			87,972,763
	Pennsylvania – 6.2% (3.6% of Total Investments)
13,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Allegheny	4/28 at 100.00	A	12,577,500
	Health Network Obligated Group Issue, Series 2018A, 5.000%, 4/01/47
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2020B:
1,000	4.000%, 6/01/45	12/30 at 100.00	A+	856,190
1,765	4.000%, 6/01/50	12/30 at 100.00	A+	1,473,793
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water
	Revenue Bonds, Series 1998:
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	A2	3,062,156
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	A2	2,951,038
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	A2	2,731,126
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	A2	3,508,867
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	A2	2,217,516
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	A2	2,322,300
1,200	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany	11/27 at 100.00	A+	1,172,544
	Medical Center Project, Series 2018A, 5.000%, 11/15/42
895	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	A	919,541
	Settlement, Series 2018, 5.000%, 6/01/34
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System
	Revenue Bonds, Series 2017:
21,595	5.000%, 7/01/42	7/27 at 100.00	A	21,939,008
5,000	5.000%, 7/01/47	7/27 at 100.00	A	5,054,100

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue	No Opt. Call	A1	$ 1,143,303
	Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured
5,000	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Penn State Health,	11/29 at 100.00	A2	4,884,250
	Series 2021, 5.000%, 11/01/51
4,915	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, United Zion Retirement	6/27 at 100.00	N/R	3,827,556
	Community, Series 2017A, 5.000%, 12/01/47
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Capital Appreciation Series 2013B:
4,480	0.000%, 12/01/31	No Opt. Call	A	2,944,391
5,180	0.000%, 12/01/32	No Opt. Call	A	3,222,944
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown
	Concession, Series 2013A:
4,960	5.125%, 12/01/47 (Pre-refunded 12/01/23)	12/23 at 100.00	N/R (4)	5,061,283
4,310	5.125%, 12/01/47	12/23 at 100.00	A	4,195,871
5,410	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/28 at 100.00	A	5,272,965
	Thomas Jefferson University, Series 2018A, 5.000%, 9/01/48
1,000	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	9/29 at 100.00	A	849,880
	Thomas Jefferson University, Series 2019, 4.000%, 9/01/44
4,770	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds,	5/32 at 100.00	A	3,766,774
	Thomas Jefferson University, Series 2022B, 4.000%, 5/01/52
5,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue	1/25 at 100.00	Ba1 (4)	5,193,450
	Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45
	(Pre-refunded 1/15/25)
5,005	Neshaminy School District, Bucks County, Pennsylvania, General Obligation Bonds, Series	5/30 at 100.00	Aa1	4,539,835
	2022, 4.000%, 11/01/43
630	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	12/22 at 100.00	N/R	113,437
	Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 0.900%, 12/31/23
256	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue	No Opt. Call	N/R	45,939
	Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 0.900%, 12/31/23
	(cash 5.000%, PIK 5.000%)
5,910	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of	8/29 at 100.00	Aa3	5,183,129
	Pennsylvania Health System, Series 2019, 4.000%, 8/15/44
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2013A:
2,010	5.000%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	A2 (4)	2,013,015
1,105	5.000%, 12/01/36 (Pre-refunded 12/01/22)	12/22 at 100.00	N/R (4)	1,106,657
16,000	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series	12/31 at 100.00	Aa3	13,679,360
	2021A, 4.000%, 12/01/51
16,805	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series	12/27 at 100.00	A3	18,607,336
	2009E, 6.375%, 12/01/38
5,575	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	5,553,871
6,340	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/41	6/26 at 100.00	A1	6,370,115
5,800	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2019A, 5.000%, 12/01/49	12/29 at 100.00	A1	5,688,176
6,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2021B, 5.000%, 12/01/46	6/31 at 100.00	A+	6,453,655
19,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C,	6/26 at 100.00	A2	20,997,515
	6.250%, 6/01/33 – AGM Insured
7,475	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A,	12/30 at 100.00	A3	6,213,220
	4.000%, 12/01/45
1,445	Philadelphia Authority for Industrial Development Senior Living Facilities,	7/27 at 100.00	BB	1,242,281
	Philadelphia, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series
	2017A, 5.000%, 7/01/37

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 8,360	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2021A,	9/31 at 100.00	A1	$ 7,136,347
	4.000%, 9/01/46 – BAM Insured
3,410	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%,	10/21 at 100.00	A1 (4)	3,651,360
	8/01/27 – AMBAC Insured (ETM)
2,020	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue	9/30 at 100.00	A2	1,757,137
	Bonds, First Lien Series 2020B, 4.000%, 9/01/45 – AGM Insured
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds,	1/23 at 100.00	Baa3	1,799,667
	Series 2012B, 4.000%, 1/01/33
225,716	Total Pennsylvania			213,300,398
	Puerto Rico – 2.0% (1.2% of Total Investments)
3,996	Cofina Class 2 Trust Tax-Exempt Class 2054, Puerto Rico. Unit Exchanged From Cusip	No Opt. Call	N/R	993,286
	74529JAP0, 0.000%, 8/01/54
625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS,	12/22 at 100.00	D	622,144
	5.000%, 7/01/25 – NPFG Insured
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24	No Opt. Call	D	1,000,450
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L,	No Opt. Call	Baa2	1,306,331
	5.250%, 7/01/23 – NPFG Insured
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	N/R	971,810
	5.250%, 7/01/31 – AMBAC Insured
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
5,281	4.500%, 7/01/34	7/25 at 100.00	N/R	4,801,168
9,399	4.550%, 7/01/40	7/28 at 100.00	N/R	8,129,289
20,000	0.000%, 7/01/46	7/28 at 41.38	N/R	4,356,000
7,649	4.750%, 7/01/53	7/28 at 100.00	N/R	6,398,694
34,368	5.000%, 7/01/58	7/28 at 100.00	N/R	29,555,793
1,370	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	1,184,927
	Cofina Project Series 2019A-2A, 4.550%, 7/01/40
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
5,399	4.329%, 7/01/40	7/28 at 100.00	N/R	4,541,639
5,580	4.329%, 7/01/40	7/28 at 100.00	N/R	4,693,896
96,972	Total Puerto Rico			68,555,427
	Rhode Island – 0.8% (0.5% of Total Investments)
1,315	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue	5/26 at 100.00	BBB+	1,239,532
	Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39
174,390	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed	11/22 at 17.44	CCC–	23,434,528
	Bonds, Series 2007A, 0.000%, 6/01/52
2,235	Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Revenue Bonds, Series 2016A,	4/26 at 100.00	A	2,279,119
	5.000%, 10/01/40
177,940	Total Rhode Island			26,953,179
	South Carolina – 4.7% (2.8% of Total Investments)
3,050	Charleston County Airport District, South Carolina, Airport Revenue Bonds, Series 2019,	7/29 at 100.00	A	3,022,093
	5.000%, 7/01/43
	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds,
	Lexington Medical Center, Series 2016:
1,290	5.000%, 11/01/41	5/26 at 100.00	A	1,274,004
6,820	5.000%, 11/01/46	5/26 at 100.00	A	6,498,437
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	18,967,964
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	10,282,981

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$ 1,370	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds,	4/26 at 103.00	BBB–	$ 1,137,182
	Bishop Gadsden Episcopal Retirement Community, Series 2019A, 5.000%, 4/01/54
13,475	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours	6/30 at 100.00	A+	11,532,713
	Mercy Health, Inc, Series 2020A, 4.000%, 12/01/44
	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, McLeod
	Health Projects, Refunding & Improvement Series 2018:
9,030	5.000%, 11/01/43	5/28 at 100.00	AA–	9,089,688
17,680	5.000%, 11/01/48	5/28 at 100.00	AA–	17,714,830
20,035	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding &	6/25 at 100.00	A–	19,285,691
	Improvement Series 2015A, 5.000%, 12/01/50
4,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/24 at 100.00	A–	3,863,400
	Series 2014C, 5.000%, 12/01/46
10,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	12/26 at 100.00	A–	9,522,500
	Series 2016B, 5.000%, 12/01/56
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding	6/32 at 100.00	A3	4,009,350
	Series 2022A, 4.000%, 12/01/52
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding
	Series 2022B:
3,831	4.000%, 12/01/39	6/32 at 100.00	A3	3,342,547
6,587	4.000%, 12/01/43	6/32 at 100.00	A–	5,528,206
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A:
2,000	5.000%, 12/01/49	6/24 at 100.00	A–	1,926,040
17,240	5.500%, 12/01/54	6/24 at 100.00	A–	17,268,963
17,170	South Carolina State Ports Authority, Revenue Bonds, Series 2019A, 5.000%, 7/01/54	7/29 at 100.00	A+	17,495,887
180,953	Total South Carolina			161,762,476
	South Dakota – 1.2% (0.7% of Total Investments)
	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project,
	Series 2017:
3,000	5.000%, 11/01/42	11/26 at 100.00	BB	2,520,990
3,150	5.125%, 11/01/47	11/26 at 100.00	BB	2,594,844
10,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health	7/24 at 100.00	A1	10,400,565
	System, Series 2014, 5.000%, 7/01/44
5,205	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health,	7/27 at 100.00	A1	5,069,930
	Refunding Series 2017, 5.000%, 7/01/46
11,600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Monument	9/30 at 100.00	A1	9,590,068
	Health, Inc., Series 2020A, 4.000%, 9/01/50
11,825	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	11,165,284
	Series 2015, 5.000%, 11/01/45
45,280	Total South Dakota			41,341,681
	Tennessee – 1.0% (0.6% of Total Investments)
10,670	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+ (4)	10,703,184
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (Pre-refunded 1/01/23)
2,180	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds,	7/28 at 100.00	A–	2,145,163
	Ballad Health, Series 2018A, 5.000%, 7/01/35
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,
	University Health System, Inc., Series 2016:
5,000	5.000%, 9/01/36	9/26 at 100.00	BBB	5,003,900
1,000	5.000%, 9/01/47	9/26 at 100.00	BBB	943,360
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds,
	University Health System, Inc., Series 2017:
445	5.000%, 4/01/31	4/27 at 100.00	BBB	450,790
1,755	5.000%, 4/01/36	4/27 at 100.00	BBB	1,757,404

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities
	Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
$ 2,225	5.000%, 10/01/41	10/26 at 100.00	BBB	$ 2,099,443
1,000	5.000%, 10/01/45	10/26 at 100.00	BBB	916,080
11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	7/26 at 100.00	A3	10,257,060
	Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A,
	5.000%, 7/01/46
35,275	Total Tennessee			34,276,384
	Texas – 12.6% (7.4% of Total Investments)
4,000	Austin, Texas, Airport System Revenue Bonds, Series 2019A, 5.000%, 11/15/49	11/29 at 100.00	A	3,914,440
14,615	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%,	11/25 at 100.00	Aa3	14,841,533
	11/15/45 (UB) (8)
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds,	No Opt. Call	Baa2	657,220
	Refunding Series 2002, 0.000%, 8/15/32 – FGIC Insured
1,330	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series	1/23 at 100.00	Baa1 (4)	1,334,043
	2013A, 5.000%, 1/01/43 (Pre-refunded 1/01/23)
7,750	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	Baa1 (4)	8,083,560
	5.000%, 1/01/45 (Pre-refunded 7/01/25)
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift
	Education Charter School, Series 2013A:
1,925	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,654,711
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	833,760
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties,	No Opt. Call	Aaa	2,479,600
	Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23
5,000	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding & Improvement	12/30 at 100.00	Aa2	5,196,100
	Senior Lien Series 2021B, 5.000%, 12/01/47
6,125	Dallas Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/30 at 100.00	A1	5,333,099
	2021B, 4.000%, 11/01/45
14,450	Dallas Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/32 at 100.00	A+	14,138,892
	2022B, 5.000%, 11/01/50
9,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/30 at 100.00	A1	7,782,840
	2021A, 4.000%, 11/01/46
160	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series	9/24 at 100.00	BBB–	154,309
	2014A, 5.250%, 9/01/44
3,700	El Paso Independent School District, El Paso County, Texas, General Obligation Bonds,	8/26 at 100.00	Aaa	3,854,142
	School Building Series 2017, 5.000%, 8/15/42
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding
	First Tier Series 2020C:
4,045	4.000%, 10/01/39	4/30 at 100.00	A2	3,641,794
3,500	4.000%, 10/01/40	4/30 at 100.00	A2	3,097,045
27,280	4.000%, 10/01/45	4/30 at 100.00	A2	23,378,415
16,920	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (4)	17,187,844
	Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23)
15,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	10/23 at 100.00	AA (4)	15,237,450
	Lien Series 2013B, 5.000%, 4/01/53 (Pre-refunded 10/01/23) (UB) (8)
5,295	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate	4/28 at 100.00	AA	5,408,366
	Lien Series 2018A. Tela Supported, 5.000%, 10/01/48
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender
	Option Bond Trust 2015-XF0228:
6,610	11.840%, 11/01/44 (Pre-refunded 10/01/23), 144A (IF) (8)	10/23 at 100.00	AA (4)	7,028,810
9,275	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	7/32 at 100.00	A1	7,881,617
	Bonds, Memorial Hermann Health System, Series 2022A, 4.125%, 7/01/52

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,
	Houston Methodist Hospital System, Series 2015:
$ 2,845	4.000%, 12/01/45	6/25 at 100.00	AA	$ 2,460,128
2,320	5.000%, 12/01/45	6/25 at 100.00	AA	2,283,182
	Harris County, Texas, Toll Road Revenue Bonds, Refunding Senior Lien Series 2018A:
13,890	5.000%, 8/15/43	2/28 at 100.00	AA	14,396,707
9,500	4.000%, 8/15/48	2/28 at 100.00	AA	8,345,750
4,040	Harris County, Texas, Toll Road Revenue Bonds, Tender Options Bond Trust 2015-XF2184.	No Opt. Call	AAA	5,238,830
	9.841%, 8/15/28 – AGM Insured, 144A (IF) (8)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation
	Refunding Senior Lien Series 2014A:
1,195	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	429,149
2,390	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	801,988
2,660	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	837,208
7,260	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	2,148,742
10,440	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	2,907,123
7,165	0.000%, 11/15/49 – AGM Insured	11/31 at 41.91	A2	1,573,076
3,000	0.000%, 11/15/52 – AGM Insured	11/31 at 35.81	A2	552,300
1,000	Hidalgo County Regional Mobility Authority, Texas, Toll and Vehicle Registration Fee	12/31 at 100.00	BBB–	854,640
	Revenue Bonds, Senior Lien Series 2022A, 4.000%, 12/01/40
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018B:
2,000	5.000%, 7/01/43	7/28 at 100.00	A	1,981,700
2,710	5.000%, 7/01/48	7/28 at 100.00	A	2,652,873
710	Houston, Texas, Airport System Revenue Bonds, Subordinate Lien Series 2000B, 5.450%,	No Opt. Call	A	726,287
	7/01/24 – AGM Insured
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and
	Entertainment Project, Series 2001B:
1,495	0.000%, 9/01/23 – AGM Insured	No Opt. Call	A2	1,449,776
10,850	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A	9,667,133
1,715	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A	1,095,902
	Leander Independent School District, Williamson and Travis Counties, Texas, General
	Obligation Bonds, Refunding Series 2015A:
2,725	5.000%, 8/15/40	8/25 at 100.00	AAA	2,806,941
4,000	4.000%, 8/15/41	8/25 at 100.00	AAA	3,656,480
8,305	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA	5/25 at 100.00	A	8,309,152
	Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,780	5.750%, 12/01/33	12/25 at 100.00	B1	1,760,438
1,800	6.125%, 12/01/38	12/25 at 100.00	B1	1,791,864
	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding
	Series 2017:
16,285	5.000%, 1/01/36	1/27 at 100.00	A3	16,772,573
10,040	5.000%, 1/01/38 – AGM Insured	1/27 at 100.00	A2	10,359,171
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien
	Series 2018:
2,100	5.000%, 9/15/43	9/25 at 100.00	BBB–	1,975,092
1,815	5.000%, 9/15/48	9/25 at 100.00	BBB–	1,669,691
4,240	New Braunfels, Comal County, Texas, Utility System Revenue Bonds, Refunding Series 2022,	7/32 at 100.00	AA	4,385,220
	5.000%, 7/01/47
850	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility	11/24 at 102.00	BB+ (4)	891,769
	Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016, 5.000%,
	11/15/31 (Pre-refunded 11/15/24)

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
$ 1,880	0.000%, 9/01/43 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	$ 2,227,593
7,990	6.750%, 9/01/45 (Pre-refunded 9/01/31)	9/31 at 100.00	N/R (4)	9,872,524
4,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+ (4)	4,254,680
	Appreciation Series 2008I, 6.500%, 1/01/43 (Pre-refunded 1/01/25)
2,125	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D,	No Opt. Call	A1	1,696,387
	0.000%, 1/01/28 – AGC Insured
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
10,260	5.000%, 1/01/40 (Pre-refunded 1/01/23)	1/23 at 100.00	A+ (4)	10,291,190
12,205	5.000%, 1/01/45	1/25 at 100.00	A+	12,329,247
5,000	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2018,	1/28 at 100.00	A	4,944,300
	5.000%, 1/01/48
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
6,285	5.000%, 1/01/33	1/25 at 100.00	A	6,421,699
4,000	5.000%, 1/01/34	1/25 at 100.00	A	4,074,880
4,000	5.000%, 1/01/35	1/25 at 100.00	A	4,058,840
2,250	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint	6/26 at 100.00	BBB	1,971,562
	Edward University Project, Series 2016, 4.000%, 6/01/36
7,070	Tarrant County College District, Texas, General Obligation Bonds, Series 2022,	8/32 at 100.00	AAA	7,493,634
	5.000%, 8/15/39
3,480	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	9/23 at 100.00	A3 (4)	3,541,666
	Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43
	(Pre-refunded 9/01/23)
4,150	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	4/32 at 100.00	Aa3	3,525,882
	Revenue Bonds, Methodist Hospital of Dallas, Series 2022, 4.000%, 10/01/47
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	8/23 at 100.00	AA– (4)	4,055,240
	Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/43
	(Pre-refunded 8/15/23)
1,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	7/32 at 100.00	A+	1,197,675
	Christus Health, Series 2022A, 4.000%, 7/01/53
2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	8/26 at 100.00	AA	2,502,125
	Texas Health Resources System, Series 2016A, 5.000%, 2/15/41
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue
	Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A:
1,805	4.000%, 12/31/37	12/30 at 100.00	BBB–	1,573,328
2,500	4.000%, 6/30/38	12/30 at 100.00	BBB–	2,161,975
7,345	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A3	7,483,086
	First Tier Series 2015B, 5.000%, 8/15/37
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding
	Second Tier Series 2015C:
3,650	5.000%, 8/15/33	8/24 at 100.00	Baa1	3,686,208
6,385	5.000%, 8/15/37	8/24 at 100.00	Baa1	6,428,226
44,120	5.000%, 8/15/42	8/24 at 100.00	Baa1	44,270,008
4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A3	3,596,880
	2002A, 0.000%, 8/15/25 – AMBAC Insured
8,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master	10/31 at 100.00	AAA	7,090,240
	Trust Series 2021, 4.000%, 10/15/51
6,500	West Harris County Regional Water Authority, Texas, Water System Revenue Bonds,	12/31 at 100.00	A1	5,284,370
	Refunding Series 2021, 4.000%, 12/15/60 – BAM Insured
468,605	Total Texas			433,933,920

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 0.4% (0.3% of Total Investments)
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B:
3,560	5.000%, 7/01/42	7/27 at 100.00	A	$ 3,526,857
1,975	5.000%, 7/01/47	7/27 at 100.00	A	1,948,120
4,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018B,	7/28 at 100.00	A	3,915,680
	5.000%, 7/01/48
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter
	Academies Project, Series 2018:
1,000	5.000%, 10/15/38	10/27 at 100.00	AA	1,036,940
2,320	5.000%, 10/15/43	10/27 at 100.00	AA	2,403,613
2,040	5.000%, 10/15/48	10/27 at 100.00	AA	2,100,649
14,895	Total Utah			14,931,859
	Vermont – 0.3% (0.2% of Total Investments)
	University of Vermont and State Agricultural College, Revenue Bonds, Series 2015:
1,000	4.000%, 10/01/40	10/25 at 100.00	A+	897,850
10,000	5.000%, 10/01/45	10/25 at 100.00	A+	10,252,400
11,000	Total Vermont			11,150,250
	Virgin Islands – 0.1% (0.0% of Total Investments)
2,645	Matching Fund Special Purpose Securitization Corporation, Virgin Islands, Revenue Bonds,	No Opt. Call	N/R	2,664,838
	Series 2022A, 5.000%, 10/01/32
	Virginia – 0.4% (0.2% of Total Investments)
	Arlington County Industrial Development Authority, Virginia, Hospital Facility Revenue
	Bonds, Virginia Hospital Center, Series 2020:
1,385	4.000%, 7/01/39	7/30 at 100.00	A+	1,227,374
1,610	4.000%, 7/01/40	7/30 at 100.00	A+	1,414,079
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB+	418,106
	Appreciation Series 2012B, 0.000%, 7/15/40 (5)
4,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds,	5/28 at 100.00	Aa2	3,437,720
	Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (8)
8,075	Hampton Roads Transportation Accountability Commission, Virginia, Revenue Bonds, Hampton	7/32 at 100.00	Aa2	6,925,039
	Roads Transportation Fund, Senior Lien Series 2022A, 4.000%, 7/01/52
15,500	Total Virginia			13,422,318
	Washington – 3.0% (1.7% of Total Investments)
7,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle	11/26 at 100.00	Aa1	7,232,680
	Excise Tax Bonds, Green Series 2016S-1, 5.000%, 11/01/41
12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island	No Opt. Call	Aa3	10,668,675
	Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured
8,075	King County Public Hospital District 1, Washington, Limited Tax General Obligation	12/28 at 100.00	A2	8,183,851
	Bonds, Refunding Series 2018, 5.000%, 12/01/43
4,200	King County Public Hospital District 1, Washington, Limited Tax General Obligation	12/26 at 100.00	A–	4,283,370
	Bonds, Valley Medical Center, Refunding Series 2016, 5.000%, 12/01/36
14,630	King County Public Hospital District 2, Washington, General Obligation Bonds,	12/29 at 100.00	Aa3	12,733,659
	EvergreenHealth, Limited Tax 2020A, 4.000%, 12/01/45
3,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A,	10/24 at 100.00	A+	3,035,160
	5.000%, 4/01/40
1,250	Seattle Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding Series	12/23 at 100.00	AA (4)	1,273,875
	2014, 5.000%, 12/01/44 (Pre-refunded 12/01/23)
15,000	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement	7/31 at 100.00	AA	12,935,400
	Series 2021A, 4.000%, 7/01/47
12,515	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue	6/23 at 100.00	BBB+ (4)	12,637,397
	Bonds, Series 2013A, 5.000%, 12/01/38 (Pre-refunded 6/01/23)
5,250	Tacoma, Washington, Sewer Revenue Bonds, Series 2018, 4.000%, 12/01/48	12/28 at 100.00	Aa2	4,574,535

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
555	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	8/29 at 100.00	BBB+	$ 448,174
	2019A-1, 4.000%, 8/01/44
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &
	Services, Refunding Series 2012A:
4,000	5.000%, 10/01/32	12/22 at 100.00	AA–	4,010,200
10,000	4.250%, 10/01/40	12/22 at 100.00	AA–	9,215,700
2,600	Washington State Convention Center Public Facilities District, Lodging Tax Revenue	7/31 at 100.00	BB+	1,418,378
	Bonds, Refunding Subordinate Series 2021B. Exchange Purchase, 3.000%, 7/01/58
2,410	Washington State Higher Education Facilities Authority, Revenue Bonds, Seattle	5/30 at 100.00	A	1,919,565
	University, Series 2020, 4.000%, 5/01/50
500	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds,	1/25 at 102.00	BB	393,285
	Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%,
	1/01/46, 144A
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%,	No Opt. Call	AA+	7,227,720
	6/01/28 – FGIC Insured
112,220	Total Washington			102,191,624
	West Virginia – 1.1% (0.6% of Total Investments)
	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United
	Health System Obligated Group, Refunding & Improvement Series 2013A:
3,000	5.375%, 6/01/38 (Pre-refunded 6/01/23)	6/23 at 100.00	A (4)	3,035,760
16,845	5.500%, 6/01/44 (Pre-refunded 6/01/23)	6/23 at 100.00	A (4)	17,057,752
9,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/28 at 100.00	A	8,415,270
	Health System Obligated Group, Series 2018A, 5.000%, 6/01/52
3,500	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	3,311,910
	System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/47
5,750	West Virginia State, General Obligation Bonds, State Road Competitive Series 2018B,	6/28 at 100.00	AA–	5,110,198
	4.000%, 6/01/42
38,095	Total West Virginia			36,930,890
	Wisconsin – 4.4% (2.6% of Total Investments)
	Public Finance Authority of Wisconsin, Conference Center and Hotel Revenue Bonds,
	Lombard Public Facilities Corporation, Second Tier Series 2018B:
43	0.000%, 1/01/46, 144A (6)	No Opt. Call	N/R	896
42	0.000%, 1/01/47, 144A (6)	No Opt. Call	N/R	823
42	0.000%, 1/01/48, 144A (6)	No Opt. Call	N/R	778
42	0.000%, 1/01/49, 144A (6)	No Opt. Call	N/R	732
41	0.000%, 1/01/50, 144A (6)	No Opt. Call	N/R	672
45	0.000%, 1/01/51, 144A (6)	No Opt. Call	N/R	701
1,163	1.000%, 7/01/51, 144A (6)	3/28 at 100.00	N/R	534,481
45	0.000%, 1/01/52, 144A (6)	No Opt. Call	N/R	649
44	0.000%, 1/01/53, 144A (6)	No Opt. Call	N/R	610
44	0.000%, 1/01/54, 144A (6)	No Opt. Call	N/R	572
43	0.000%, 1/01/55, 144A (6)	No Opt. Call	N/R	535
43	0.000%, 1/01/56, 144A (6)	No Opt. Call	N/R	503
42	0.000%, 1/01/57, 144A (6)	No Opt. Call	N/R	472
42	0.000%, 1/01/58, 144A (6)	No Opt. Call	N/R	441
42	0.000%, 1/01/59, 144A (6)	No Opt. Call	N/R	418
41	0.000%, 1/01/60, 144A (6)	No Opt. Call	N/R	390
41	0.000%, 1/01/61, 144A (6)	No Opt. Call	N/R	363
40	0.000%, 1/01/62, 144A (6)	No Opt. Call	N/R	341
40	0.000%, 1/01/63, 144A (6)	No Opt. Call	N/R	320
39	0.000%, 1/01/64, 144A (6)	No Opt. Call	N/R	303
39	0.000%, 1/01/65, 144A (6)	No Opt. Call	N/R	283
39	0.000%, 1/01/66, 144A (6)	No Opt. Call	N/R	258
501	0.000%, 1/01/67, 144A (6)	No Opt. Call	N/R	3,043
2,250	Public Finance Authority of Wisconsin, Health Care Facilities Revenue Bonds, Appalachian	1/31 at 100.00	BBB	1,611,337
	Regional Healthcare System Obligated Group, Series 2021A, 4.000%, 7/01/56

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
2,000	Public Finance Authority of Wisconsin, Retirement Communities Revenue Bonds, ACTS	11/27 at 103.00	A–	$ 1,882,860
	Retirement – Life Communities, Inc Obligated Group, Series 2020A, 5.000%, 11/15/41
	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter
	School, Series 2018A:
6,000	5.000%, 6/15/38, 144A	6/26 at 100.00	BBB–	5,622,660
2,335	5.000%, 6/15/48, 144A	6/26 at 100.00	BBB–	2,062,202
4,100	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series	4/23 at 100.00	AA– (4)	4,130,545
	2013A, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health	5/28 at 100.00	Aa2	8,445,300
	Alliance Senior Credit Group, Series 2013B-1, 4.000%, 11/15/43
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus, Inc.
	Obligated Group, Inc. Project, Series 2021:
9,830	4.000%, 8/15/46	8/31 at 100.00	A1	8,031,405
8,000	4.000%, 8/15/51	8/31 at 100.00	A1	6,381,360
18,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic	2/27 at 100.00	A–	17,641,935
	Health System, Inc., Series 2017C, 5.000%, 2/15/47
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/26 at 100.00	A–	2,002,120
	Series 2016B, 5.000%, 2/15/35
7,625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	12/22 at 100.00	A3	7,494,307
	Inc., Series 2012, 5.000%, 6/01/39
315	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital	No Opt. Call	A1	315,699
	Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, PHW Muskego, Inc.
	Project, Series 2021:
2,415	4.000%, 10/01/51	10/28 at 102.00	N/R	1,692,167
2,470	4.000%, 10/01/61	10/28 at 102.00	N/R	1,623,432
5,155	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	5/26 at 100.00	Aa2	4,842,195
	Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/34
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	8/27 at 100.00	A1	1,935,440
	Aspirus, Inc. Obligated Group, Series 2017, 5.000%, 8/15/52
2,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Aurora	4/23 at 100.00	Aa3 (4)	2,521,825
	Health Care, Inc., Series 2013A, 5.125%, 4/15/31 (Pre-refunded 4/15/23)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Benevolent Corporation Cedar Community, Series 2017:
1,110	5.000%, 6/01/37	6/25 at 103.00	N/R	1,002,064
955	5.000%, 6/01/41	6/25 at 103.00	N/R	837,191
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,
	Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
1,000	5.000%, 9/01/30 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	1,064,070
1,110	5.000%, 9/01/31 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	1,181,118
1,100	5.000%, 9/01/32 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	1,170,477
1,725	5.000%, 9/01/33 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	1,835,521
1,775	5.000%, 9/01/34 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	1,888,724
1,910	5.000%, 9/01/35 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	2,032,374
2,065	5.000%, 9/01/36 (Pre-refunded 9/01/27)	9/27 at 100.00	N/R (4)	2,197,304
15,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	10/32 at 100.00	AA	13,134,750
	Froedtert Health, Inc. Obligated Group, Series 2022A, 4.000%, 4/01/41
8,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	2/26 at 100.00	A–	8,225,365
	Marshfield Clinic, Series 2016A, 5.000%, 2/15/46
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	11/26 at 100.00	AA–	5,006,650
	College of Wisconsin, Inc., Series 2016, 5.000%, 12/01/41
10,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Medical	12/31 at 100.00	Aa3	8,293,400
	College of Wisconsin, Inc., Series 2022, 4.000%, 12/01/46
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Oakwood	1/27 at 103.00	N/R	1,438,660
	Lutheran Senior Ministries, Series 2021, 4.000%, 1/01/47

NEA	Nuveen AMT-Free Quality Municipal Income Fund
Portfolio of Investments (continued)
October 31, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Saint
	John’s Communities Inc., Series 2018A:
$ 1,240	5.000%, 9/15/31 (Pre-refunded 9/15/23)	9/23 at 100.00	BBB– (4)	$ 1,257,732
7,955	5.000%, 9/15/50 (Pre-refunded 9/15/23)	9/23 at 100.00	BBB– (4)	8,068,756
11,480	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/24 at 100.00	A1	11,001,973
	ThedaCare Inc, Series 2015, 5.000%, 12/15/44
2,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/29 at 100.00	A1	1,650,580
	ThedaCare Inc, Series 2019, 4.000%, 12/15/49
165,873	Total Wisconsin			150,072,082
	Wyoming – 0.3% (0.2% of Total Investments)
9,625	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding	9/23 at 100.00	BB+ (4)	9,740,693
	Series 2013A, 5.000%, 9/01/37 (Pre-refunded 9/01/23)
$ 6,828,259	Total Long-Term Investments (cost $6,241,110,966)			5,889,451,117
	Borrowings – (0.9)% (9)			(29,500,000)
	Floating Rate Obligations – (3.2)%			(111,565,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (5.0)% (10)			(172,846,565)
	MuniFund Preferred Shares, net of deferred offering costs – (31.6)% (11)			(1,086,596,660)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (33.6)% (12)			(1,154,276,752)
	Other Assets Less Liabilities – 2.9%			102,077,352
	Net Assets Applicable to Common Shares – 100%			$ 3,436,743,492

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	For fair value measurement disclosure purposes, investment classified as Level 3.
(8)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(9)	Borrowings as a percentage of Total Investments is 0.5%.
(10)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 2.9%
(11)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 18.4%.
(12)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 19.6%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
October 31, 2022

	NAD	NEA
Assets
Long-term investments, at value (cost $5,000,765,597 and $6,241,110,966, respectively)	$4,713,950,443	$5,889,451,117
Cash	—	2,088,802
Cash held in escrow for preferred shares noticed for redemption*	127,700,000	143,500,000
Receivable for:
Dividends	419	—
Interest	69,250,217	81,764,407
Investments sold	63,865,001	49,375,445
Other assets	1,404,818	2,265,614
Total assets	4,976,170,898	6,168,445,385
Liabilities
Cash overdraft	1,608,731	—
Borrowings	52,400,000	29,500,000
Floating rate obligations	96,685,000	111,565,000
Payable for:
Dividends	10,228,708	12,691,972
Interest	627,647	869,281
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares noticed for redemption,
at liquidation value	—	143,500,000
Variable Rate Demand Preferred (“VRDP”) Shares noticed for redemption,
at liquidation value	127,700,000	—
Investments purchased - regular settlement	—	6,213,586
Investments purchased - when-issued/delayed-delivery settlement	8,381,903	8,546,953
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs
(liquidation preference $727,500,000 and $173,000,000, respectively)	727,215,997	172,846,565
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $679,000,000 and $1,088,900,000, respectively)	678,473,218	1,086,596,660
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs
(liquidation preference $504,300,000 and $1,159,400,000, respectively)	503,098,217	1,154,276,752
Accrued expenses:
Management fees	2,338,785	2,898,243
Trustees fees	993,631	1,342,122
Other	786,678	854,759
Total liabilities	2,210,538,515	2,731,701,893
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$2,765,632,383	$3,436,743,492
Common shares outstanding	233,404,656	299,037,392
Net asset value (“NAV”) per common share outstanding	$ 11.85	$ 11.49
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$ 2,334,047	$ 2,990,374
Paid-in surplus	3,240,006,945	4,013,805,279
Total distributable earnings (loss)	(476,708,609)	(580,052,161)
Net assets applicable to common shares	$2,765,632,383	$3,436,743,492
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

* Consists of cash irrevocably deposited for payment of preferred shares noticed for redemption.
See accompanying notes to financial statements.

Statement of Operations
Year Ended October 31, 2022

	NAD	NEA
Investment Income	$ 215,487,876	$ 263,168,121
Expenses
Management fees	29,988,160	37,323,556
Interest expense and amortization of offering costs	29,780,669	31,238,790
Liquidity fees	4,894,741	10,805,762
Remarketing fees	640,776	2,165,433
Custodian expenses, net	412,559	415,028
Trustees fees	149,616	183,158
Professional fees	390,326	514,155
Shareholder reporting expenses	207,114	246,473
Shareholder servicing agent fees	109,498	125,240
Stock exchange listing fees	148,340	141,350
Investor relations expenses	244,640	306,770
Other	330,109	214,818
Net expenses	67,296,548	83,680,533
Net investment income (loss)	148,191,328	179,487,588
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Investments	(127,718,956)	(178,698,633)
Change in net unrealized appreciation (depreciation) of Investments	(854,448,481)	(1,066,387,164)
Net realized and unrealized gain (loss)	(982,167,437)	(1,245,085,797)
Net increase (decrease) in net assets applicable to common shares from operations	$(833,976,109)	$(1,065,598,209)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAD		NEA
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/22	10/31/21	10/31/22	10/31/21
Operations
Net investment income (loss)	$ 148,191,328	$ 161,892,479	$ 179,487,588	$ 201,917,943
Net realized gain (loss) from investments	(127,718,956)	5,976,132	(178,698,633)	13,219,775
Change in net unrealized appreciation (depreciation) of investments	(854,448,481)	63,470,598	(1,066,387,164)	39,506,288
Net increase (decrease) in net assets applicable to common shares
from operations	(833,976,109)	231,339,209	(1,065,598,209)	254,644,006
Distributions to Common Shareholders
Dividends	(159,765,489)	(158,884,170)	(194,972,381)	(205,660,254)
Decrease in net assets applicable to common shares from distributions
to common shareholders	(159,765,489)	(158,884,170)	(194,972,381)	(205,660,254)
Capital Share Transactions
Common Shares:
Issued in the Reorganization	—	352,666,794	—	329,945,848
Net increase (decrease) in net assets applicable to common shares from
capital share transactions	—	352,666,794	—	329,945,848
Net increase (decrease) in net assets applicable to common shares	(993,741,598)	425,121,833	(1,260,570,590)	378,929,600
Net assets applicable to common shares at the beginning of period	3,759,373,981	3,334,252,148	4,697,314,082	4,318,384,482
Net assets applicable to common shares at the end of period	$2,765,632,383	$3,759,373,981	$3,436,743,492	$4,697,314,082

See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended October 31, 2022

	NAD	NEA
Cash Flow from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$ (833,976,109)	$(1,065,598,209)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(2,018,461,605)	(2,417,306,229)
Proceeds from sales and maturities of investments	2,124,118,375	2,543,552,554
Proceeds from (Purchases of) short-term investments, net	9,100,000	6,500,000
Payment-in-kind distributions	(109,758)	(1,460)
Taxes paid	(14,166)	(10,221)
Amortization (Accretion) of premium and discounts, net	6,524,662	9,499,438
Amortization of deferred offering costs	411,066	657,088
(Increase) Decrease in:
Receivable for dividends	114	—
Receivable for interest	1,908,498	5,410,984
Receivable for investments sold	14,352,637	24,981,798
Other assets	201,805	257,702
Increase (Decrease) in:
Payable for interest	627,647	869,281
Payable for Investments purchased - regular settlement	(8,215,200)	(6,483,471)
Payable for Investments purchased - when-issued/delayed-delivery settlement	(19,767,036)	(24,836,239)
Payable for offering costs	—	(251,705)
Accrued management fees	(388,983)	(506,935)
Accrued Trustees fees	(222,348)	(304,024)
Accrued other expenses	(140,214)	(228,851)
Net realized (gain) loss from:
Investments	127,718,956	178,698,633
Paydowns	(529,928)	(143,790)
Change in net unrealized (appreciation) depreciation of Investments	854,448,481	1,066,387,164
Net cash provided by (used in) operating activities	257,586,894	321,143,508

Cash Flow from Financing Activities:
Increase (Decrease) in cash overdraft	(4,340,750)	—
(Repayments of) floating rate obligations	(15,275,000)	(21,925,000)
Proceeds from borrowings	83,541,416	61,721,697
(Repayments of) borrowings	(31,141,416)	(32,221,697)
Cash distributions paid to common shareholders	(162,671,144)	(199,023,905)

Net cash provided by (used in) financing activities	(129,886,894)	(191,448,905)

Net Increase (Decrease) in Cash and cash held in escrow for preferred shares noticed for redemption	127,700,000	129,694,603
Cash held in escrow for preferred shares noticed for redemption at the beginning of period	—	15,894,199
Cash and cash held in escrow for preferred shares noticed for redemption at the end of period	$ 127,700,000	$ 145,588,802

The following table provides a reconciliation of cash and cash held in escrow for preferred shares noticed for redemption to the statement of assets and liabilities:

	NAD	NEA

Cash	$ —	$ 2,088,802
Cash held in escrow for preferred shares noticed for redemption	127,700,000	143,500,000

Total cash and cash held in escrow for preferred shares noticed for redemption	$ 127,700,000	$ 145,588,802

Supplemental Disclosure of Cash Flow Information

Cash paid for interest (excluding amortization of offering costs)	$ 28,701,916	$ 29,557,089

See accompanying notes to financial statements.

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Financial Highlights
Selected data for a common share outstanding throughout each period:

					Less Distributions
		Investment Operations			to Common Shareholders			Common Share
						From		Discount
	Beginning	Net	Net		From	Accumu-		per
	Common	Investment	Realized/		Net	lated Net		Share		Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired	NAV	Price
NAD
Year Ended 10/31:
2022	$16.11	$0.63	$(4.21)	$(3.58)	$(0.68)	$ —	$(0.68)	—	$11.85	$10.63
2021	15.75	0.72	0.35	1.07	(0.71)	—	(0.71)	—	16.11	15.63
2020	15.91	0.70	(0.19)	0.51	(0.67)	—	(0.67)	—	15.75	14.44
2019	14.42	0.67	1.46	2.13	(0.64)	—	(0.64)	—	15.91	14.42
2018	15.41	0.69	(0.99)	(0.30)	(0.69)	—	(0.69)	—*	14.42	12.41
NEA
Year Ended 10/31:
2022	15.71	0.60	(4.17)	(3.57)	(0.65)	—	(0.65)	—	11.49	10.32
2021	15.50	0.69	0.22	0.91	(0.70)	—	(0.70)	—	15.71	15.18
2020	15.58	0.69	(0.11)	0.58	(0.66)	—	(0.66)	—	15.50	14.33
2019	14.16	0.66	1.40	2.06	(0.64)	—	(0.64)	—	15.58	14.20
2018	15.07	0.68	(0.91)	(0.23)	(0.68)	—	(0.68)	—*	14.16	12.13

(a) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

(22.79)%	(28.38)%	$2,765,632	2.02%	4.44%	37%
6.85	13.31	3,759,374	1.44	4.43	10
3.27	4.89	3,334,252	1.87	4.47	15
15.03	21.78	3,211,273	2.45	4.35	8
(2.03)	(5.69)	2,910,735	2.34	4.57	20

(23.31)	(28.47)	3,436,743	2.01	4.31	36
5.91	10.92	4,697,314	1.44	4.31	12
3.84	5.74	4,318,384	1.85	4.46	16
14.81	22.78	4,093,389	2.40	4.41	8
(1.62)	(5.84)	3,719,774	2.29	4.63	11

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund, where applicable.
•	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

	Ratios of Interest Expense to	Ratios of Interest Expense to
	Average Net Assets Applicable	Average Net Assets Applicable
	to Common Shares	to Common Shares
NAD		NEA
Year Ended 10/31:		Year Ended 10/31:
2022	1.06%	2022	1.06%
2021	0.53	2021	0.53
2020	0.94	2020	0.94
2019	1.50	2019	1.47
2018	1.39	2018	1.35

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Value rounded to zero.
See accompanying notes to financial statements.

Financial Highlights (continued)
The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.
									AMTP, MFP,
									VMTP and/or
	AMTP Shares		MFP Shares		VMTP Shares		VRDP Shares		VRDP Shares
		Asset		Asset		Asset		Asset	Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Coverage	Coverage
	Amount	Per	Amount	Per	Amount	Per	Amount	Per	Per $1
	Outstanding	$100,000	Outstanding	$100,000	Outstanding	$100,000	Outstanding	$100,000	Liquidation
	(000)(a)	Share(b)	(000)(a)	Share(b)(d)	(000)(a)	Share(b)	(000)(a)	Share(b)	Preference
NAD
Year Ended 10/31:
2022	$727,500	$240,874	$679,000	$240,874	$ —	$ —	$ 504,300	$240,874	$2.41
2021	727,500	284,419	679,000	284,419	—	—	632,000	284,419	2.84
2020	545,500	279,599	679,000	279,599	—	—	632,000	279,599	2.80
2019	545,500	279,954	607,000	279,954	—	—	632,000	279,954	2.80
2018	—	—	607,000	263,112	545,500	263,112	632,000	263,112	2.63
NEA
Year Ended 10/31:
2022	173,000	240,229	1,088,900	240,229	—	—	1,159,400	240,229	2.40
2021	316,500	283,145	1,088,900	283,145	—	—	1,159,400	283,145	2.83
2020	143,500	280,550	958,000	280,550	—	—	1,290,300	280,550	2.81
2019	—	—	958,000	282,066	—	—	1,290,300	282,066	2.82
2018	—	—	958,000	265,448	—	—	1,290,300	265,448	2.65

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities, where applicable.
(b)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 100,000.
(c)	Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding (if applicable,) plus the aggregate of the involuntary liquidation preference of the outstanding preferred shares, if applicable, and multiplying the result by 1,000.
(d)	NEA’s Series D MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for NEA’s Series D MFP Shares were as follows:

Asset
Coverage
Per
$1,000
NEA	Share(c)
Series D
Year Ended 10/31:
2022	$2,402
2021	2,831
2020	2,805
2019	2,800
2018	—

See accompanying notes to financial statements.

Notes to

Financial Statements
1. General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Quality Municipal Income Fund (NAD)
• Nuveen AMT-Free Quality Municipal Income Fund (NEA)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NAD and NEA were organized as Massachusetts business trusts on January 15, 1999 and July 29, 2002, respectively.
Current Fiscal Period
The end of the reporting period for the Funds is October 31, 2022, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2022 (the ”current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Reorganizations
Effective prior to the opening of business on April 12, 2021, Nuveen Maryland Quality Municipal Income Fund (NMY) (a “Target Fund”) was reorganized into NAD (an “Acquiring Fund”) and effective prior to the opening of business on February 8, 2021, Nuveen Michigan Quality Municipal Income Fund (NUM) (a “Target Fund”) was reorganized into NEA (an “Acquiring Fund”) (each a “Reorganization” and collectively the “Reorganizations”).
For accounting and performance reporting purposes, the Acquiring Fund is the survivor.
Upon the closing of each Reorganization, each Target Fund transferred its assets to its respective Acquiring Fund in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of each Target Fund. Each Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of each Target Fund became shareholders of their respective Acquiring Fund. Holders of common shares of each Target Fund received newly issued common shares of their respective Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of each Target Fund held immediately prior to each Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Holders of preferred shares of each Target Fund received on a one-for-one basis newly issued preferred shares of their respective Acquiring Fund, in exchange for preferred shares of each Target Fund held immediately prior to each Reorganization.
Developments Regarding the Funds’ Control Share By-Law
On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such 7funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Fund’s Board of Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’

Notes to Financial Statements (continued)
Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its trustees or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of the Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Custodian Fee Credit
As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

	NAD	NEA
Custodian Fee Credit	$9,893	$13,571

Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Investment income also reflects dividend income, which is recorded on the ex-dividend date.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
New Rules to Modernize Fund Valuation Framework Take Effect
A new rule adopted by the Securities and Exchange Commission (the “SEC”) governing fund valuation practices, Rule 2a-5 under the 1940 Act, has established requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. Separately, new SEC Rule 31a-4 under the 1940 Act sets forth the recordkeeping requirements associated with fair value determinations. The Funds adopted a valuation policy conforming to the new rules, effective September 1, 2022, and there was no material impact to the Funds.
3. Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.

Notes to Financial Statements (continued)
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NAD	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$4,713,083,454	$324,859**	$4,713,408,313
Investment Companies	382,478	—	—	382,478
Variable Rate Senior Loan Interests	—	159,652	—	159,652
Total	$382,478	$4,713,243,106	$324,859	$4,713,950,443

NEA
Long-Term Investments*:
Municipal Bonds	$ —	$5,888,960,866	$490,251**	$5,889,451,117

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 - Fund Shares.
4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAD	NEA
Floating rate obligations: self-deposited Inverse Floaters	$ 96,685,000	$111,565,000
Floating rate obligations: externally-deposited Inverse Floaters	41,650,000	67,015,000
Total	$138,335,000	$178,580,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAD	NEA
Average floating rate obligations outstanding	$104,843,356	$131,965,521
Average annual interest rate and fees	1.29%	1.26%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NAD	NEA
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$ 84,120,000	$111,565,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	36,025,000	67,015,000
Total	$120,145,000	$178,580,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAD	NEA
Purchases	$2,018,461,605	$2,417,306,229
Sales and maturities	2,124,118,375	2,543,552,554

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

		NAD			NEA
	Year		Year	Year		Year
	Ended		Ended	Ended		Ended
	10/31/22		10/31/21	10/31/22		10/31/21
Common Shares:
Issued in the Reorganization	—		21,755,613	—		20,447,125

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
The Funds have issued and have outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publically available.
As of the end of the reporting period, NAD and NEA had $727,215,997 and $172,846,565 of AMTP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NAD	2028	3,370	$337,000,000
	2028-1	2,085	208,500,000
	2028-2	1,820	182,000,000

NEA	2028-1	1,730	173,000,000

Each Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Funds may be obligated to redeem a certain amount of the AMTP Shares if the Funds fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAD	360-day	2028	December 1, 2028*	November 30, 2019
	360-day	2028-1	December 1, 2028*	November 30, 2019
	360-day	2028-2	December 1, 2028*	November 30, 2019

NEA	360-day	2028-1	December 1, 2028*	December 13, 2019

* Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAD	NEA

Average liquidation preference of AMTP Shares outstanding	$727,500,000	$316,106,849
Annualized dividend rate	1.67%	1.63%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’

Notes to Financial Statements (continued)
Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with each Fund’s offering of AMTP Shares were recorded as deferred charges, which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
The Funds have issued and have outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 ($1,000 for NEA’s Series D) liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Funds are obligated to redeem their MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Funds. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Funds. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Funds may establish additional mode structures with the MFP Share.
•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of their shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
Each Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.
•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, Shares will have an unconditional liquidity feature that enables its shareholders to require a liquidity provider with, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. Each Fund is required redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement Operations.
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

Costs incurred in connection with each Fund’s offering of MFP Shares were recorded as a deferred charge and are being amortized over the life of the shares and are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NAD and NEA had $678,473,218 and $1,086,596,660 of MFP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s MFP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation	Term		Mode
Fund	Series	Outstanding	Preference	Redemption Date	Mode	Termination Date
NAD	A	6,070	$607,000,000	January 3, 2028	VRM	January 3, 2028*
	B	720	72,000,000	September 1, 2047	VRM	April 1, 2024

NEA	A	1,850	$185,000,000	February 3, 2048	VRM	February 3, 2048*
	B	3,350	335,000,000	March 2, 2028	VRM	March 2, 2028*
	C	2,380	238,000,000	March 2, 2028	VRDM	March 2, 2028*
	D	330,900	330,900,000	March 1, 2029	VRRM	N/A

* Subject to earlier termination by either the Fund or the shareholder.
The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Funds during the current fiscal period were as follows:

	NAD	NEA
Average liquidation preference of MFP Shares outstanding	$679,000,000	$1,088,900,000
Annualized dividend rate	1.53%	1.29%

Variable Rate Demand Preferred Shares
The Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NAD and NEA had $503,098,217 and $1,154,276,752 of VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fee*	Preference	Maturity
NAD	1	2,368	0.10%	$236,800,000	September 11, 2026
	2	2,675	0.10	267,500,000	September 11, 2026
NEA	1	2,190	0.10%	$219,000,000	June 1, 2040
	3	3,509	0.05	350,900,000	March 1, 2040
	4	4,895	0.10	489,500,000	September 11, 2026
	5	1,000	0.10	100,000,000	October 1, 2046

* Remarketing fees as a percentage of aggregate principal amount of all VRDP Shares outstanding of each series.
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAD	NEA
Average liquidation preference of VRDP Shares outstanding	$630,600,548	$1,159,400,000
Annualized dividend rate	0.87%	0.83%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized

Notes to Financial Statements (continued)
as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in AMTP Shares for the Funds, where applicable, were as follows:

		Year Ended
	October 31, 2022
NEA	Series	Shares	Amount
AMTP Shares noticed for redemption*	2028	(1,435)	(143,500,000)

* Cash irrevocably deposited for payment of preferred shares noticed for redemption is included in “Cash held in escrow for preferred shares noticed for redemption”, on the Statement of Assets and Liabilities.

	Year Ended
	October 31, 2021
NAD	Series	Shares	Amount
AMTP Shares issued in connection with the Reorganization	2028-2	1,820	$ 182,000,000
	Year Ended
	October 31, 2021
NEA	Series	Shares	Amount
AMTP Shares issued in connection with the Reorganization	2028-1	1,730	$ 173,000,000

Transactions in MFP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2021
NEA	Series	Shares	Amount
MFP Shares issued	D	130,900	$ 130,900,000

Transactions in VRDP Shares for the Funds, where applicable, were as follows:
	Year Ended
	October 31, 2022
NAD	Series	Shares	Amount
VRDP Shares noticed for redemption*	3	(1,277)	(127,700,000)

*	Cash irrevocably deposited for payment of preferred shares noticed for redemption is included in “Cash held in escrow for preferred shares noticed for redemption”, on the Statement of Assets and Liabilities.

		Year Ended
	October 31, 2021
NEA	Series	Shares	Amount
VRDP Shares redeemed	2	(1,309)	$(130,900,000)

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NEA the AMT applicable to individuals to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to investments in partnerships, nondeductible offering costs, nondeductible reorganization expenses, paydowns, taxable market discount, distressed PIK bond adjustments, and taxes paid. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

				Net
		Gross	Gross	Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax cost	Appreciation	(Depreciation)	(Depreciation)
NAD	$4,900,135,658	$57,050,128	$(339,919,818)	$(282,869,690)
NEA	6,123,777,171	86,985,536	(432,875,851)	(345,890,315)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis was as follows:

	Undistributed	Undistributed	Undistributed	Unrealized			Other
	Tax-Exempt	Ordinary	Long-Term	Appreciation	Capital Loss	Late-Year Loss	Book-to-Tax
Fund	Income 1	Income	Capital Gains	(Depreciation)	Carryforwards	Deferrals	Differences	Total
NAD	$7,195,352	$432,033	$ —	$(282,869,690)	$(190,612,987)	$ —	$(10,853,317)	$(476,708,609)
NEA	2,020,539	288,505	—	(345,890,315)	(223,163,726)	—	(13,307,164)	(580,052,161)

1	Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2022 and paid on November 1, 2022.

The tax character of distributions paid were as follows:

		10/31/22			10/31/21
	Tax-Exempt	Ordinary	Long-Term	Tax-Exempt	Ordinary	Long-Term
Fund	Income 1	Income	Capital Gains	Income	Income	Capital Gains
NAD	$159,533,710	$231,779	$ —	$157,536,985	$1,347,185	$ —
NEA	193,772,024	1,200,357	—	204,081,456	1,578,798	—

1	Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NAD 2	$122,521,396	$68,091,591	$190,612,987
NEA 2	132,915,237	90,248,489	223,163,726

2	A portion of NAD’s and NEA’s capital loss carryforwards is subject to limitation under the Internal Revenue Code and related regulations.
7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Notes to Financial Statements (continued)
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Averaged Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain Nuveen Funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of October 31, 2022, the complex-level fee for each Fund was 0.1592%.
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.
During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NAD	NEA
Purchases	$433,932,974	$464,631,523
Sales	426,137,541	467,662,102
Realized gain(loss)	(41,195,542)	(46,518,322)

8. Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.
9. Borrowing Agreements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.700 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2023 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increased commitments from select lenders. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds utilized this facility. The Funds’ maximum outstanding balance during the utilization period was as follows:

	NAD	NEA
Maximum outstanding balance	$75,000,000	$29,500,000

During the Funds’ utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NAD	NEA
Utilization period (days outstanding)	10	6
Average daily balance outstanding	$30,302,425	$15,760,849
Average annual interest rate	4.54%	2.73%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-

Notes to Financial Statements (continued)
fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
10. Subsequent Events
Preferred Shares for NEA
During November 2022, NEA redeemed 500 Shares of Series A MFP Shares ($50,000,000 liquidation preference).

Shareholder Update (Unaudited)
CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS
NUVEEN QUALITY MUNICIPAL INCOME FUND (NAD)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal income taxes.
The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Under normal circumstances:
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax.
•	The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal income taxes, such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB Trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Shareholder Update (Unaudited) (continued)
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”), investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its Managed Assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (Unaudited) (continued)
NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)
Investment Objectives
The Fund’s investment objectives are to provide current income exempt from regular federal income tax and federal alternative minimum tax applicable to individuals, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.
Investment Policies
As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments that pay interest exempt from regular federal income tax. Additionally, as a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its Assets in a portfolio of securities, the income from which is exempt from the federal alternative minimum tax applicable to individuals. As a non-fundamental investment policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.
The Fund generally invests in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return.
“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Additionally, as a non-fundamental policy, the Fund:
•	May invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO which includes below-investment-grade securities, or unrated securities judged to be of comparable quality by the Fund’s sub-adviser.
•	May invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•	May invest up to 15% of its Managed Assets in inverse floating rate securities.
•	The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s Managed Assets would be represented by futures contracts or more than 5% of the Fund’s Managed Assets would be committed to initial margin deposits and premiums on futures contracts or related options.
The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s fundamental policy of investing at least 80% of its Assets in municipal securities and other related investments that pay interest exempt from both regular federal income tax and the federal alternative minimum tax applicable to individuals such policy may not be changed without 60 days’ prior written notice and the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents
The Fund generally invests its assets in a portfolio of municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.
Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.
The Fund may invest in municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts.
The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.
The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.
The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.
The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.
The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.
The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

Shareholder Update (Unaudited) (continued)
The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.
The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (
i.e.
, securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.
The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.
Use of Leverage
The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares, investments in inverse floating rate securities, entering into reverse repurchase agreements (effectively a secured borrowing) and borrowings (subject to certain investment restrictions). In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods or in order to help keep the Fund’s assets fully invested, including during the period within which the net proceeds of an offering of Securities are first being invested, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest any percentage of its Managed Assets in short-term investments, including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

	Nuveen Quality Municipal	Nuveen AMT-Free Quality
Risk	Income Fund (NAD)	Municipal Income Fund (NEA)
Portfolio Level Risks
Alternative Minimum Tax Risk	X	—
Below Investment Grade Risk	X	X
Call Risk	X	X
Credit Risk	X	X
Credit Spread Risk	X	X
Deflation Risk	X	X
Derivatives Risk	X	X
Distressed Securities Risk	X	X
Duration Risk	X	X
Economic Sector Risk	X	X
Financial Futures and Options Risk	X	X
Hedging Risk	X	X
Illiquid Investments Risk	X	X
Income Risk	X	X
Inflation Risk	X	X
Insurance Risk	X	X
Interest Rate Risk	X	X
Inverse Floating Rate Securities Risk	X	X
LIBOR Replacement Risk	X	X
Municipal Securities Market Liquidity Risk	X	X
Municipal Securities Market Risk	X	X
Other Investment Companies Risk	X	X
Puerto Rico Municipal Securities Market Risk	X	X
Reinvestment Risk	X	X
Sector and Industry Risk	X	X
Sector Focus Risk	X	X
Special Risks Related to Certain Municipal Obligations	X	X
Swap Transactions Risk	X	X
Tax RiskX	X
Taxability Risk	X	X
Tobacco Settlement Bond Risk	X	X
Unrated Securities Risk	X	X
Valuation Risk	X	X
Zero Coupon Bonds Risk	X	X

Shareholder Update (Unaudited) (continued)

	Nuveen Quality Municipal	Nuveen AMT-Free Quality
Risk	Income Fund (NAD)	Municipal Income Fund (NEA)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X
Counterparty Risk	X	X
Cybersecurity Risk	X	X
Economic and Political Events Risk	X	X
Global Economic Risk	X	X
Investment and Market Risk	X	X
Legislation and Regulatory Risk	X	X
Leverage Risk	X	X
Market Discount from Net Asset Value	X	X
Recent Market Conditions	X	X
Reverse Repurchase Agreement Risk	X	X

Portfolio Level Risks:
Alternative Minimum Tax Risk.
The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.
Below Investment Grade Risk.
Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk.
The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Credit Risk.
Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Debt securities held by the Fund may fail to make dividend or interest payments when due. Investments in investments below investment grade credit quality are predominantly speculative and subject to greater volatility and risk of default. Unrated investments are evaluated by Fund managers using industry data and their own analysis processes that may be similar to that of a NRSRO; however, such internal ratings are not equivalent to a national agency credit rating. Counterparty credit risk may arise if counterparties fail to meet their obligations, should the Fund hold any derivative instruments for either investment exposure or hedging purposes.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.
It is possible that regulatory or other developments in the derivatives market, including the SEC’s recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into, could adversely impact the Fund’s ability successfully use derivative instruments.
Distressed Securities Risk.
The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Economic Sector Risk.
The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Shareholder Update (Unaudited) (continued)
Income Risk.
The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could continue to increase.
Insurance Risk.
The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.
Interest Rate Risk.
Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. The risks associated with rising interest rates are greatly heightened in view of the US Federal Reserve Bank’s decision to raise the federal funds rate from historic lows, and may continue to raise interest rates if considered necessary to reduce inflation to acceptable levels.
Inverse Floating Rate Securities Risk.
The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:
•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
LIBOR Replacement Risk.
The London Inter-Bank Offered Rate (“LIBOR”) is an index rate that historically has been widely used in lending transactions and remains a common reference rate for setting the floating interest rate on private loans. The use of the of LIBOR will begin to be phased out in the near future, which may adversely affect the Fund’s investments whose value is tied to LIBOR. While the Secured Financing Oversight Rate (“SOFR”) has been recommended as the replacement rate for LIBOR, and some product markets have adopted the use of SOFR, LIBOR may still be used as a reference rate until such time that private markets have fully transitioned to using SOFR or other alternative reference rates recommended by applicable market regulators. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The potential effect of a discontinuation of LIBOR on the Fund’s investments will vary depending on, among other things: (1) existing fallback provisions that provide a replacement reference rate if LIBOR is no longer available; (2) termination provisions in individual contracts; and (3) how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments held by the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR until it is clearer how the Fund’s products and instruments will be impacted by this transition.
Municipal Securities Market Liquidity Risk.
Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.
Municipal Securities Market Risk.
The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.
Other Investment Companies Risk.
The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.
Puerto Rico Municipal Securities Market Risk.
To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.
Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.
These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Sector and Industry Risk.
Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Shareholder Update (Unaudited) (continued)
Sector Focus Risk.
At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.
Special Risks Related to Certain Municipal Obligations.
Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.
Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.
Swap Transactions Risk.
The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Tax Risk.
The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.
Taxability Risk.
The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.
Tobacco Settlement Bond Risk.
The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.
Unrated Securities Risk.
The Fund may purchase securities that are not rated by any rating organization. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
Valuation Risk.
The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
Zero Coupon Bonds Risk.
Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Although the application of the “Control Share Acquisition” provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Economic and Political Events Risk.
The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and investments prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, instability in various countries, such as Afghanistan and Syria, and natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

Shareholder Update (Unaudited) (continued)
The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the sub-advisor for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-advisor to leverage the Fund or increase the Fund’s leverage.
Market Discount from Net Asset Value.
Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

The current outbreak of COVID-19 has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in travel restrictions, closed international borders, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, defaults and credit downgrades, among other significant economic impacts, all of which have disrupted global economic activity across many industries and may exacerbate other pre-existing political, social and economic risks, locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.
To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject, including: (1) operational impacts on and availability of key personnel of the Fund’s investment adviser, the Fund’s sub-adviser, and/or any of the Fund’s other service providers, vendors and counterparties as they face changed circumstances and/or illness related to the pandemic and (2) limitations on the Fund’s ability to make distributions or dividends, as applicable, to Common Shareholders.
Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the COVID-19 outbreak. Such policy changes may adversely affect the value, volatility and liquidity of instruments in which the Fund invests.
On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit.” On January 31, 2020, the UK formally withdrew from the EU. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.
Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Shareholder Update (Unaudited) (continued)
EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of October 31, 2022 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended October 31, 2022) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	Nuveen Quality Municipal	Nuveen AMT-Free Quality
	Income Fund (NAD)	Municipal Income Fund (NEA)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	42.56%	43.07%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	1.65%	1.64%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual
Effective Interest Expense Rate on Leverage	0.70%	0.71%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-18.63%	-18.81%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-9.93%	-10.02%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-1.22%	-1.24%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.48%	7.54%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	16.19%	16.32%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

DIVIDEND REINVESTMENT PLAN
Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (Unaudited) (continued)
CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.
During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
Developments Regarding the Funds’ Control Share By-Law
On October 5, 2020, the Nuveen Quality Municipal Income Fund and the Nuveen AMT-Free Quality Municipal Income Fund (each a “Fund” and collectively the “Funds”) and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Fund’s Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

UPDATED DISCLOSURES FOR THE FUND WITH AN EFFECTIVE SHELF OFFERING REGISTRATION STATEMENT
The following includes additional disclosures for the Fund in this annual report with an effective shelf offering registration statement as of the fiscal year ended October 31, 2022.
NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND (NEA)
SENIOR SECURITIES
The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable. The Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table as of and for the fiscal years ended 2022 through 2014 has been audited by KPMG LLP, independent registered public accounting firm. The information with respect to the fiscal years ended prior to 2014 has been audited by other auditors. The Fund’s audited financial statements, including the report of KPMG LLP thereon, and accompanying notes thereto, are included in this Annual Report.
							Variable Rate				AMPT, MFP,
	Adjustable Rate				MuniFund Term		MuniFund Term		Variable Rate		MTP, VMTP
	MuniFund Term		MuniFund Preferred		Preferred (MTP)		Preferred (VMTP)		Demand Preferred		and/or VRDP
	Preferred (AMTP) Shares		(MFP) Shares		Shares at the		Shares at the		(VRDP) Shares at		Shares at the
	at the End of Period		at the End of Period		End of Period		End of Period		the End of Period		End of Period
		Asset		Asset				Asset		Asset	Asset
	Aggregate	Coverage	Aggregate	Coverage	Aggregate	Asset	Aggregate	Coverage	Aggregate	Coverage	Coverage
	Amount	Per	Amount	Per	Amount	Coverage	Amount	Per	Amount	Per	Per $1
Fiscal Year	Outstanding $100,000 Outstanding $100,000 Outstanding Per $10 Outstanding $100,000 Outstanding $100,000 Liquidation
Ended	(000) (1)	Share (2)	(000) (1)	Share (2)(3) (000) (1)		Share (4)	(000) (1)	Share (2)	(000) (1)	Share (2)	Preference
October 31
2022	$173,000	$240,229	$1,088,900	$240,229	$0	$0	$0	$0	$1,159,400	$240,229	$2.40
2021	$316,500	$283,145	$1,088,900	$283,145	$0	$0	$0	$0	$1,159,400	$283,145	$2.83
2020	$143,500	$280,550	$958,000	$280,550	$0	$0	$0	$0	$1,290,300	$280,550	$2.81
2019	$0	$0	$958,000	$282,066	$0	$0	$0	$0	$1,290,300	$282,066	$2.82
2018	$0	$0	$958,000	$265,448	$0	$0	$0	$0	$1,290,300	$265,448	$2.65
2017	$0	$0	$0	$0	$0	$0	$773,000	$291,919	$1,290,300	$291,919	$2.92
2016	$0	$0	$0	$0	$0	$0	$773,000	$295,667	$1,290,300	$295,667	$2.96
2015	$0	$0	$0	$0	$0	$0	$151,000	$333,349	$349,900	$333,349	$3.33
2014	$0	$0	$0	$0	$0	$0	$151,000	$338,193	$349,900	$338,193	$3.38
2013	$0	$0	$0	$0	$83,000	$31.65	$67,600	$316,451	$349,900	$316,451	$3.16

(1)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the liquidation preference as of the end of the relevant fiscal year and does not include any preferred shares noticed for redemption as noted on the Statement of Assets and Liabilities where applicable.
(2)	Asset Coverage Per $100,000: Asset coverage per $100,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 100,000.
(3)	The Fund’s Series D MFP Shares have a $1,000 liquidation preference per share, while all other MFP Shares have a $100,000 liquidation preference per share. The asset coverage per $1,000 share for the Fund’s Series D MFP Shares were as follows:

		Fiscal Year Ended October 31
Series D MFP Shares	2022	2021	2020	2019	2018
Asset Coverage Per $1,000 Share*	$2,402	$2,831	$2,805	$2,800	$0

* Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.
(4) Asset Coverage Per $10: Asset coverage per $10 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 10. The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares outstanding were as follows:
	Fiscal Year Ended October 31
Series 2015 (NEA PRCCL)	2014	2013	2012
Ending Market Value per Share	$0	$10.07	$10.16
Average Market Value per Share	$10.05**	$10.10	$10.14

** For the period November 1, 2013 through December 20, 2013.

UNRESOLVED STAFF COMMENTS
The Fund believes that there are no material unresolved written comments, received 180 days or more before October 31, 2022, from the Staff of the SEC regarding any of its periodic or current reports under the Securities Exchange Act or the 1940 Act, or its registration statement.

Important Tax Information (Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Net Long-Term
Fund	Capital Gains
NAD	$ —
NEA	—

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B. R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAD	NEA
Common shares repurchased	0	0

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
•
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration:
Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Gross Domestic Product (GDP):
The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•
Inverse Floating Rate Securities:
Inverse floating rate securities are the residual interest in a tender option bond (TOB) trust, sometimes referred to as “inverse floaters”, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•
NAD Blended Benchmark:
Consists of: the S&P Municipal Bond Index (defined herein) through 9/11/16 and thereafter 1) 80% S&P Municipal Bond Investment Grade Index (defined herein), and 2) 20% S&P Municipal Bond High Yield Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
NEA Blended Benchmark:
Consists of: the S&P Municipal Bond Index (defined herein) through 9/11/16 and thereafter 1) 80% S&P Municipal Bond Investment Grade Index (defined herein), and 2) 20% S&P Municipal Bond High Yield Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunded Bond/Pre-Refunding:
Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•
S&P Municipal Bond High Yield Index:
An index designed to measure the performance of tax-exempt high yield municipal bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Index:
An index designed to measure the performance of the tax-exempt, U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Investment Grade Index:
An index designed to measure the performance of tax-exempt investment grade municipal bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•	Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.
•
Tax Obligation/Limited Bonds:
Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn’t have the ability to increase taxes by an unlimited amount to pay the bonds back.

•
Total Investment Exposure:
Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond:
A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process (Unaudited)
At a meeting held on May 23-25, 2022 (the “
May Meeting
”), the Boards of Trustees (collectively, the “
Board
” and each Trustee, a “
Board Member
”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “
1940 Act
”)) (the “
Independent Board Members
”), approved, for their respective Fund, the renewal of the management agreement (each, an “
Investment Management Agreement
”) with Nuveen Fund Advisors, LLC (the “
Adviser
”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “
Sub-Advisory Agreement
”) with Nuveen Asset Management, LLC (the “
Sub-Adviser
”) pursuant to which the Sub-Adviser serves as the sub-adviser to such Fund for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “
Advisory Agreements
,” and the Adviser and the Sub-Adviser are collectively, the “
Fund Advisers
” and each, a “
Fund Adviser
.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.
In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“
Broadridge
”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 13-14, 2022 (the “
April Meeting
”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process; and managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.
The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.
In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); and with respect to the Nuveen closed-end funds, managing leverage, monitoring asset coverage and seeking to promote an orderly secondary market.
The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.
In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and 2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•
Centralization of Functions
– ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;
•
Fund Improvements and Product Management Initiatives
– continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;
•
Compliance Program Initiatives
– continuing efforts to mitigate compliance risk with a focus on environmental, social and governance (“
ESG
”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;
•
Investment Oversight
– preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;
•
Risk Management and Valuation Services
- continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;
•
Regulatory Matters
– continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•
Government Relations
– continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•
Business Continuity, Disaster Recovery and Information Security
– continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually,

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;
•
Distribution Management Services
– continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and
•	with respect specifically to closed-end funds, such continuing services also included:
•
• Leverage Management Services
– continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management;
•
• Capital Management, Market Intelligence and Secondary Market Services
– ongoing capital management efforts which may include at times shelf offerings, tender offers, capital return programs and share repurchases as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and
•
• Closed-end Fund Investor Relations Program
– maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “
Performance Peer Group
”) and recognized and/or customized benchmarks (
i.e.
, generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s); differences in the composition of the Performance Peer Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.
The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Quality Municipal Income Fund, the Board noted that the Fund outperformed its blended benchmark for the one-, three- and five-year periods ended December 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2021, the first quartile for the three-year period ended December 31, 2021 and the second quartile for the five-year period ended December 31, 2021. Further, although the Fund’s performance was below the performance of its blended benchmark for the one-year period ended March 31, 2022, the Fund outperformed its blended benchmark for the three- and five-year periods ended March 31, 2022 and ranked in the second quartile of its Performance

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Peer Group for the one-, three- and five-year periods ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
For Nuveen AMT-Free Quality Municipal Income Fund, the Board noted that the Fund outperformed its blended benchmark for the one-, three- and five-year periods ended December 31, 2021 and ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2021 and the first quartile for the three- and five-year periods ended December 31, 2021. Further, although the Fund’s performance was below the performance of its blended benchmark for the one-year period ended March 31, 2022, the Fund outperformed its blended benchmark for the three- and five-year periods ended March 31, 2022 and ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile for the three- and five-year periods ended March 31, 2022. Based on its review, the Board was generally satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1.	Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (
i.e.
, before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “
Peer Universe
”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “
Expense Outlier Fund
”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (
i.e.
, leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021.
With respect to the Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Independent Board Members noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, exchange-traded funds (“
ETFs
”) sub-advised by the Sub-Adviser that are offered by another fund complex, municipal managed accounts offered by an unaffiliated adviser and private limited partnerships offered by Nuveen. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to certain ETFs offered outside the Nuveen family.
In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen Investments, Inc. (“Nuveen Investments”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.
The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“
TIAA
”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar years ending December 31, 2021 and December 31, 2020 and the pre- and post-tax revenue margins from 2021 and 2020.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the

Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Further, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.
Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds.
In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

• TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); formerly, Director, Quality Control Corporation
333 W. Wacker Drive	Chairman and	2008	(manufacturing) (since 2012-2021); Chair of the Board of the Kehrein	142
Chicago, IL 6o6o6	Board Member	Class II	Center for the Arts (philanthropy) (since 2021); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy)
(since 2012), and chair of its Investment Committee; formerly, Member,
Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Director,
Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC
(health services) (2012-2016); formerly, Director, Legal & General Investment
Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services)
(2004-2007): Executive Vice President, Quantitative Management &
Securities Lending (2000-2004); prior thereto, various positions with
Northern Trust Company (financial services) (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern
Trust Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

• JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe College;
333 W. Wacker Drive	Board Member	1999	formerly, Member and President Pro-Tem of the Board of Regents for the	142
Chicago, IL 6o6o6		Class III	State of Iowa University System (2007- 2013); Director and Chairman
(2009-2021), United Fire Group, a publicly held company; Director,
Public Member, American Board of Orthopaedic Surgery (2015-2020);
Director (2000-2004), Alliant Energy; Director (1996-2015), The
Gazette Company (media and publishing); Director (1997- 2003), Federal
Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995),
SCI Financial Group, Inc., (regional financial services firm).

• WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-
333 W. Wacker Drive	Board Member	2003	2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The	142
Chicago, IL 6o6o6		Class I	International Business Honor Society; formerly, Director (2004-2018) of
Xerox Corporation; formerly, Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

• AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports
1959			the fund independent director community and is part of the Investment
333 W. Wacker Drive	Board Member	2021	Company Institute (ICI), which represents regulated investment companies)	142
Chicago, IL 6o6o6		Class II	(2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA)
(since 2020).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term (1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020),
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly, Managing	142
Chicago, IL 6o6o6		Class III	(Director, Global Head of Government Relations and Public Policy, Barclays
Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director,
Global General Counsel and Corporate Secretary, Barclays Global Investors
(global investment management firm) (1996-2006); formerly, Partner,
Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General
Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy
Associate Director/ Associate Director for Legal and Financial Affairs,
Office of Presidential Personnel, The White House (1986-1989); Member
of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019)

• ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	142
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services)
including Consultant (2011- 2012), Chief Operating Officer (2008-2011),
and Chief Marketing Officer (2004- 2008); formerly, President, Verizon
Card Services division of Verizon Communications, Inc. (2000-2003);
formerly, President, One Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider)
(1996-1997); formerly, various executive positions (1991-1996)
including Chief Executive Officer (1995-1996) of Zenith Electronics
Corporation (consumer electronics).

• JOHN K. NELSON			Member of Board of Directors of Corel 2 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	142
Chicago, IL 6o6o6		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive
Officer of ABN AMRO Bank N.V., North America, and Global Head
of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

• JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	142
Chicago, IL 6o6o6		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and
Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto,
Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); formerly Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings,	142
Chicago, IL 6o6o6		Class I	Inc.; formerly, Commissioner, New York State Commission on
Public Authority Reform (2005-2010).

• MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)

333 West Wacker Drive	Board Member	2020	(provider of transportation, e-commerce and business services through its	142
Chicago, IL 60606		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure)

• MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General

333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,	142
Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers &
Acquisitions Group) (2005-2014); Member of the Board of Trustees of
New York-Presbyterian Hospital (since 2005); Member (since 2004), formerly, Chair (2015-2022) of the Board of Trustees of The John A.
Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair
(2011-2015) of the Board of Trustees of Mt. Holyoke College.

• ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 6o6o6		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan
Distribution Services, Inc. (financial services) (formerly, One Group
Dealer Services, Inc.) (1999-2017).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

• DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director
1963	Chief		(since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior
333 W. Wacker Drive	Administrative	2015	Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President
Chicago, IL 6o6o6	Officer		of Nuveen (2006-2017), Vice President prior to 2006.

• BRETT E. BLACK			Enterprise Senior Compliance Officer of Nuveen (since 2022); formerly, Vice President (2014-2022),
1972	Vice President		Chief Compliance Officer (2017-2022), Deputy Chief Compliance Officer (2014-2017) and Senior
333 W. Wacker Drive	and Chief	2022	Compliance Officer (2012-2014) of BMO Funds, Inc.; formerly Senior Compliance Officer of
Chicago, IL 6o6o6	Compliance Officer		BMO Asset Management Corp. (2012-2014).

• MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016); Managing Director
1979	Vice President		(since 2022), formerly, Vice President (2017-2022) and Assistant Secretary (since 2017) of Nuveen
901 Marquette Avenue | and Assistant		2013	Fund Advisors, LLC; Managing Director and Associate General Counsel (since January 2022),
Minneapolis, MN 55402	Secretary		formerly, Vice President and Associate General Counsel of Nuveen (2013-2021); Managing Director
(since 2022), formerly, Vice President (2018-2022), Assistant Secretary and Associate General
Counsel (since 2018) of Nuveen Asset Management LLC

• DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice
1978	Vice President		President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC
333 W. Wacker Drive	and Assistant	2017	(since 2022); Vice President and Associate General Counsel of Nuveen (since 2017);
Chicago, IL 6o6o6	Secretary		formerly, Associate General Counsel of Jackson National Asset Management (2012-2017).

• NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director
333 W. Wacker Drive	Vice President		(since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer	2016

• TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen
1961			Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

• BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since
1974			2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head
333 W. Wacker Drive	Vice President	2019	of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

• JOHN M. MCCANN			Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing
1975			Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC
8500 Andrew	Vice President and	2022	(since 2021); Managing Director (since 2021) and Assistant Secretary (since 2016) of TIAA SMA
Carnegie Blvd.	AssistantSecretary		Strategies LLC; Managing Director (since 2019, formerly, Vice President and Director), Associate
Charlotte, NC 28262			General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate
Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director, Associate General Counsel and Assistant Secretary of
Teachers Insurance and Annuity Association of America, Teacher Advisors LLC and TIAA-CREF
Investment Management, LLC; Vice President (since 2017), Associate General Counsel and
Assistant Secretary (since 2017) of Nuveen Alternative Advisors LLC; General Counsel and Assistant
Secretary of Covariance Capital Management, Inc. (2014-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed (2)	During Past 5 Years

Officers of the Funds (continued):

• KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since
2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice
President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016- 2017) and
Managing Director and Assistant Secretary (2011- 2016); formerly, Vice President (2007-2021) and
Secretary (2016-2021), of NWQ Investment Management Company, LLC, and Santa Barbara Asset
Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010).
Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative
Investments, LLC.

• JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Carnegie Blvd.	Secretary		2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Charlotte, NC 28262			Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

• DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head
1969			of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since
730 Third Avenue	Vice President	2020	2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly,Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017).

• WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

• TREY S. STENERSEN			Senior Managing Director of Teacher Advisors LLC and TIAACREF Investment Management, LLC
1975	Vice President		(since 2018); Senior Managing Director (since 2019) and Chief Risk Officer (since 2022), formerly
8500 Andrew	|	2022	Head of Investment Risk Management (2017-2022) of Nuveen; Senior Managing Director (since
Carnegie Blvd.			2018) of Nuveen Alternative Advisors LLC.
Charlotte, NC 28262

• E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC;
8500 Andrew	and Controller	2019	Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-
Carnegie Blvd.			CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial
Charlotte, NC 28262			Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts;
formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

• MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

Name,	Position(s) Held	Year First	Principal

Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed (2)	During Past 5 Years

Officers of the Funds (continued):

• GIFFORD R. ZIMMERMAN			Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2022); Managing
1956	Vice President		Director, Assistant Secretary and General Counsel (since 2022), formerly, Co-General Counsel
333 W. Wacker Drive	and Chief	1988	(2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and
Chicago, IL 60606	Compliance Officer		Assistant Secretary (1994- 2020) of Nuveen Investments, Inc.; Managing Director, Assistant
Secretary and Associate General Counsel (since 2022) of Nuveen Asset Management, LLC; Vice
President and Assistant Secretary (since 2022) of Winslow Capital Management, LLC: formerly, Vice
President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020),
and Santa Barbara Asset Management, LLC (2006-2020); Chartered Financial Analyst

• RACHAEL ZUFALL			Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2014) of
1973	Vice President		the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds;
8500 Andrew	and Assistant	2022	Managing Director (since 2017), Associate General Counsel and Assistant Secretary (since 2011) of
Carnegie Blvd	Secretary		Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of
Charlotte, NC 28262			Nuveen, LLC and of TIAA (since 2017).

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2)	Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
EAN-B-1022D 2615421-INV-Y-12/23

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, Albin F. Moschner, John K. Nelson and Robert L. Young, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Ms. Stone formerly served on the Board of Directors of CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), the Chicago Board Options Exchange, and the C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995.

Mr. Nelson is on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen AMT-Free Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
October 31, 2022	$37,620	$2,500	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

October 31, 2021	$34,125 [5]	$42,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

5 2021 Audit Fee is restated because merger fee for $5000 was included.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
October 31, 2022	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

October 31, 2021	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2022	$0	$0	$0	$0
October 31, 2021	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a) (58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Albin F. Moschner, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

ITEM 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Christopher L. Drahn, CFA, Managing Director at Nuveen Asset Management, manages tax-exempt fixed income portfolios as well as mutual funds and closed-end funds. He began working in the investment industry when he joined the firm in 1980. Chris became a portfolio manager in 1988. He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota. Chris holds the Chartered Financial Analyst designation and is a member of the CFA Institute, the Minnesota Society of Municipal Analysts and the CFA Society of Minnesota.

ITEM 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the Portfolio Manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	12	$15.65 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	7	$805 million

*	Assets are as of October 31, 2022. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4).	BENEFICIAL OWNERSHIP OF NEA SECURITIES

As of October 31, 2022, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Christopher L. Drahn	Nuveen AMT-Free Quality Municipal Income Fund	$0	Over $1,000,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14 (b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

(c)(4) Consent of Independent Registered Public Accounting Firm. EX99.IND PUB ACCT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Quality Municipal Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: January 9, 2023

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: January 9, 2023